UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

AMG Funds I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

AMG Funds LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2013 – OCTOBER 31, 2014

(Annual Shareholder Report)

Item 1. Reports to Shareholders

AMG Funds	ANNUAL REPORT

AMG Funds

October 31, 2014

AMG FQ Tax-Managed U.S. Equity Fund
Investor Class: MFQAX | Institutional Class: MFQTX

AMG FQ U.S. Equity Fund
Investor Class: FQUAX | Institutional Class: MEQFX

AMG FQ Global Alternatives Fund
Investor Class: MGAAX | Service Class: MGASX | Institutional Class: MGAIX

AMG FQ Global Risk-Balanced Fund
(formerly Managers AMG FQ Global Essentials Fund)

Investor Class: MMAVX | Service Class: MMASX | Institutional Class: MMAFX

www.amgfunds.com |	AR014-1014

AMG Funds

Annual Report—October 31, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS,
AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG FQ Tax-Managed U.S. Equity Fund	4
AMG FQ U.S. Equity Fund	10
AMG FQ Global Alternatives Fund	16
AMG FQ Global Risk-Balanced Fund	19

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	24

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	35
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	37
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	38
Detail of changes in assets for the past two fiscal years

Financial Highlights	40
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Highlights	46

Notes to Financial Statements	47
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58

TRUSTEES AND OFFICERS	59

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	61

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

AMG Funds	Letter to Shareholders

DEAR SHAREHOLDER:

The fiscal year ended October 31, 2014 was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 17% during the past 12 months. International stocks, by comparison, had flat performance, as measured by the MSCI ACWI ex USA Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index has a cumulative gain of 236% (including reinvestment of dividends) since the market bottom on March 9, 2009, through October 31, 2014.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 4% for the 12 months ended October 31. Bond markets have performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

Earlier this year, Managers Investment Group rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s Affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	17.27%	19.77%	16.69%
Small Caps	(Russell 2000® Index)	8.06%	18.18%	17.39%
International	(MSCI All Country World Index ex USA Index)	0.06%	7.76%	6.09%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	4.14%	2.73%	4.22%
High Yield	(Barclays U.S. High Yield Bond Index)	5.82%	9.39%	10.44%
Tax-exempt	(Barclays Municipal Bond Index)	7.82%	4.93%	5.26%
Treasury Bills	(BofAML U.S. Treasury Bill 6 Month Index)	0.14%	0.16%	0.23%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2014	Expense Ratio for the Period	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Expenses Paid During the Period*
AMG FQ Tax-Managed U.S. Equity Fund
Investor Class Shares
Based on Actual Fund Return	1.24%	$1,000	$1,069	$6.47
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
Institutional Class Shares
Based on Actual Fund Return	0.99%	$1,000	$1,070	$5.17
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04
AMG FQ U.S. Equity Fund
Investor Class Shares
Based on Actual Fund Return	1.04%	$1,000	$1,054	$5.38
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30
Institutional Class Shares
Based on Actual Fund Return	0.79%	$1,000	$1,056	$4.09
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02
AMG FQ Global Alternatives Fund
Investor Class Shares
Based on Actual Fund Return	1.89%	$1,000	$1,000	$9.53
Hypothetical (5% return before expenses)	1.89%	$1,000	$1,016	$9.60
Service Class Shares
Based on Actual Fund Return	1.58%	$1,000	$1,001	$7.97
Hypothetical (5% return before expenses)	1.58%	$1,000	$1,017	$8.03
Institutional Class Shares
Based on Actual Fund Return	1.44%	$1,000	$1,002	$7.27
Hypothetical (5% return before expenses)	1.44%	$1,000	$1,017	$7.32
AMG FQ Global Risk-Balanced Fund
Investor Class Shares
Based on Actual Fund Return	1.39%	$1,000	$1,012	$7.05
Hypothetical (5% return before expenses)	1.39%	$1,000	$1,018	$7.07
Service Class Shares
Based on Actual Fund Return	1.02%	$1,000	$1,015	$5.18
Hypothetical (5% return before expenses)	1.02%	$1,000	$1,020	$5.19
Institutional Class Shares
Based on Actual Fund Return	0.89%	$1,000	$1,015	$4.52
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments

For the fiscal year ended October 31, 2014, the AMG FQ Tax-Managed U.S. Equity Fund (Institutional Class) returned 18.16%, compared to 16.07% for its benchmark, the Russell 3000®Index. Please refer to the table on page 5 or returns for various classes of shares.

U.S. equities continued their multi-year rally over the prior fiscal year as the equity bull market hit its fifth birthday with new market highs hit seemingly on a daily basis. Even periods of fear and pessimism, as experienced during late September and early October, were quickly erased with equities retracing losses. The impact of low short-and long-term interest rates continued to have their desired impact on risk-based assets, such as U.S. equities, although the U.S. Federal Reserve did end their explicit efforts to hold down long-term rates by winding down their quantitative easing program in October. For the entire one-year period ended October 31, 2014, larger-cap equities generally outperformed their smaller-cap brethren, with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap) and the Russell Microcap® indices returning 16.8%, 8.1%, 16.1%, and 7.3%, respectively.

The Fund delivered positive absolute returns for the prior fiscal year while outperforming the benchmark Russell 3000® Index. Stock selection added value during the year, with gains primarily concentrated in the consumer discretionary, consumer staples and industrials sectors. Meanwhile, sector positioning relative to the benchmark was close to neutral throughout the year, consistent with the Fund’s investment process and, therefore, failed to add or detract significant value. Exposure to top-down factors offered mixed results relative to the benchmark throughout the year as well.

The Fund’s subadvisor, First Quadrant, L.P. (“First Quadrant”) maintains neutral positioning on both market capitalization and valuation entering the new fiscal year. The outlook for price momentum is more favorable than usual, however, and the Fund has an above average exposure. At the sector level, the Fund maintains modest overweights to the industrials and information technology sectors relative to the benchmark Russell 3000® Index but enters the new fiscal year with sector weightings broadly in-line with the benchmark. As a tax advantaged fund, the portfolio is managed to seek positive pre-tax and after-tax alpha. For this reason, First Quadrant employs tax-aware optimization which uses losses to offset gains as the portfolio is repositioned. Currently, most of the portfolio is locked up in gains; however, the Fund continues to maintain a tax loss carry-forward, all of which is currently scheduled to expire in 2017.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2014 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ Tax-Managed U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 2004 with a $10,000 investment made in the Russell 3000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG FQ Tax-Managed U.S. Equity Fund and the Russell 3000® Index for the same time periods ended October 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG FQ Tax-Managed U.S. Equity Fund[2,3]
Investor Class	17.91%	18.93%	—	7.42%	03/01/06
Institutional Class	18.16%	19.24%	9.61%	6.89%	12/18/00
Russell 3000® Index[4]	16.07%	17.01%	8.55%	5.63%	12/18/00	†
Return After Taxes on Distributions:[5]
Investor Class	17.88%	18.89%	—	7.37%	03/01/06
Institutional Class	18.07%	19.15%	9.51%	6.80%	12/18/00
Return After Taxes on Distributions & Sale of Fund Shares:[5]
Investor Class	10.16%	15.46%	—	5.98%	03/01/06
Institutional Class	10.34%	15.71%	7.92%	5.67%	12/18/00

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor. Although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.
[4]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents approximately 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.
[5]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Russell 3000® Index is a trademark of Russell Investments. Russell is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG FQ Tax-Managed U.S. Equity Fund

Fund Snapshots (unaudited)

October 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG FQ Tax-Managed U.S. Equity Fund**	Russell 3000® Index
Information Technology	21.2%	18.8%
Financials	14.4%	17.7%
Health Care	14.1%	14.0%
Industrials	12.2%	11.3%
Consumer Discretionary	11.7%	12.3%
Energy	8.8%	8.4%
Consumer Staples	7.5%	8.4%
Materials	3.5%	3.7%
Telecommunication Services	2.7%	2.2%
Utilities	1.8%	3.2%
Other Assets and Liabilities	2.1%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Apple, Inc.*	3.7%
Exxon Mobil Corp.*	2.3
Berkshire Hathaway, Inc., Class B*	2.3
Visa, Inc., Class A*	2.1
MasterCard, Inc., Class A*	2.1
DIRECTV*	2.0
Alaska Air Group, Inc.*	1.9
Chevron Corp.*	1.8
International Business Machines Corp.*	1.8
Pfizer, Inc.	1.7

Top Ten as a Group	21.7%

*	Top Ten Holding at April 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2014

	Shares	Value
Common Stocks - 97.9%
Consumer Discretionary - 11.7%
1-800-Flowers.com, Inc., Class A*	9,500	$76,285
Bed Bath & Beyond, Inc.*	3,400	228,956
Cablevision Systems Corp., Class A1	2,200	40,964
Dillard’s, Inc., Class A	8,900	941,264
DIRECTV*	14,800	1,284,492
Discovery Communications, Inc., Class A*	1,400	49,490
Discovery Communications, Inc., Class C*	1,400	48,986
The Gap, Inc.	14,000	530,460
Jack in the Box, Inc.	12,200	866,688
Lowe’s Cos., Inc.	7,000	400,400
Macy’s, Inc.	11,300	653,366
Marriott Vacations Worldwide Corp.	9,100	631,904
Thor Industries, Inc.	5,900	312,051
The TJX Cos., Inc.	11,600	734,512
Twenty-First Century Fox, Inc., Class A	1,000	34,480
Visteon Corp.*	900	84,510
Wyndham Worldwide Corp.	6,100	473,787
Total Consumer Discretionary		7,392,595
Consumer Staples - 7.5%
Archer-Daniels-Midland Co.	6,300	296,100
Cal-Maine Foods, Inc.	2,900	254,591
Central Garden and Pet Co., Class A*	17,000	146,030
CVS Health Corp.	9,200	789,452
Dr Pepper Snapple Group, Inc.	600	41,550
PepsiCo, Inc.	2,300	221,191
Pilgrim’s Pride Corp.*,1	35,800	1,017,078
The Procter & Gamble Co.	3,100	270,537
Sanderson Farms, Inc.[1]	6,400	537,472
Tyson Foods, Inc., Class A	16,200	653,670
Wal-Mart Stores, Inc.	6,500	495,755
Total Consumer Staples		4,723,426
Energy - 8.8%
Adams Resources & Energy, Inc.	1,000	42,050
Chevron Corp.	9,400	1,127,530
ConocoPhillips	10,800	779,220
Exxon Mobil Corp.	15,200	1,469,992
Kosmos Energy, Ltd.*	3,500	32,655
Marathon Petroleum Corp.	6,200	563,580
Occidental Petroleum Corp.	3,500	311,255

	Shares	Value
Phillips 66	4,600	$361,100
REX American Resources Corp.*	5,700	414,732
Schlumberger, Ltd.	2,900	286,114
VAALCO Energy, Inc.*	24,400	181,048
Total Energy		5,569,276
Financials - 14.4%
American Financial Group, Inc.	1,800	107,694
American International Group, Inc.	4,900	262,493
American Tower Corp.	800	78,000
Arch Capital Group, Ltd.*	11,700	658,944
Aspen Insurance Holdings, Ltd.	1,200	52,356
Bank of America Corp.	22,500	386,100
Berkshire Hathaway, Inc., Class A*	1	210,000
Berkshire Hathaway, Inc., Class B*	10,287	1,441,826
BOK Financial Corp.	2,400	164,544
The Chubb Corp.	2,200	218,592
Citigroup, Inc.	3,600	192,708
Crawford & Co., Class B	6,000	61,080
Discover Financial Services	10,500	669,690
Everest Re Group, Ltd.	3,300	563,145
FelCor Lodging Trust, Inc.	7,300	78,329
First Bancorp	1,900	34,428
First Interstate BancSystem, Inc., Class A	6,700	196,578
Franklin Resources, Inc.	1,800	100,098
GAMCO Investors, Inc., Class A	7,000	578,340
JPMorgan Chase & Co.	4,600	278,208
KeyCorp	25,800	340,560
MidSouth Bancorp, Inc.	1,800	34,092
Montpelier Re Holdings, Ltd.	4,400	145,816
Morgan Stanley	18,900	660,555
OFG Bancorp	4,100	63,837
The PNC Financial Services Group, Inc.	800	69,112
PrivateBancorp, Inc.	15,300	494,496
Pzena Investment Management, Inc., Class A	7,300	73,365
SunTrust Banks, Inc.	15,800	618,412
The Travelers Cos., Inc.	1,000	100,800
Wells Fargo & Co.	3,400	180,506
Total Financials		9,114,704
Health Care - 14.1%
Alliance HealthCare Services, Inc.*	3,500	84,455

The accompanying notes are an integral part of these financial statements.

AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 14.1% (continued)
Amgen, Inc.	6,300	$1,021,734
Anika Therapeutics, Inc.*	9,800	393,372
Atrion Corp.	251	82,833
Becton, Dickinson and Co.	1,800	231,660
Biogen Idec, Inc.*	2,430	780,224
CareFusion Corp.*	13,900	797,443
Depomed, Inc.*	3,400	52,360
Edwards Lifesciences Corp.*	2,500	302,300
Exactech, Inc.*	4,000	85,200
Gilead Sciences, Inc.*	1,800	201,600
HealthSouth Corp.	900	36,297
Humana, Inc.	1,800	249,930
Johnson & Johnson	4,600	495,788
Lannett Co., Inc.*	8,900	504,808
McKesson Corp.	1,600	325,456
Medtronic, Inc.	1,500	102,240
Merck & Co., Inc.	700	40,558
PAREXEL International Corp.*	2,500	135,775
Pfizer, Inc.	36,700	1,099,165
SurModics, Inc.*	13,600	294,440
UnitedHealth Group, Inc.	10,100	959,601
Universal Health Services, Inc., Class B	5,800	601,518
WellPoint, Inc.	300	38,007
Total Health Care		8,916,764
Industrials - 12.2%
Alaska Air Group, Inc.	22,400	1,192,352
AMERCO	1,400	379,568
Argan, Inc.	1,800	62,658
Delta Air Lines, Inc.	20,650	830,749
Deluxe Corp.	10,300	626,240
FedEx Corp.	700	117,180
General Dynamics Corp.	5,900	824,584
General Electric Co.	16,800	433,608
Huntington Ingalls Industries, Inc.	5,900	624,338
Kimball International, Inc., Class B	4,300	77,314
Multi-Color Corp.	900	44,370
Oshkosh Corp.	1,700	76,092
Southwest Airlines Co.	4,500	155,160
Teledyne Technologies, Inc.*	4,700	487,061
UniFirst Corp.	5,000	557,800

	Shares	Value
Union Pacific Corp.	7,600	$885,020
United Technologies Corp.	1,400	149,800
VSE Corp.	3,100	186,868
Total Industrials		7,710,762
Information Technology - 21.2%
Advanced Energy Industries, Inc.*	2,700	53,406
Apple, Inc.	21,641	2,337,228
Aspen Technology, Inc.*	13,200	487,476
Benchmark Electronics, Inc.*	17,000	403,240
Brocade Communications Systems, Inc.	26,600	285,418
Cisco Systems, Inc.	6,300	154,161
EMC Corp.	2,800	80,444
Google, Inc., Class A*	301	170,929
Google, Inc., Class C*	301	168,283
Harris Corp.	600	41,760
Hewlett-Packard Co.	22,500	807,300
Insight Enterprises, Inc.*	8,400	191,100
International Business Machines Corp.	6,800	1,117,920
Lattice Semiconductor Corp.*	14,600	97,966
MasterCard, Inc., Class A	15,580	1,304,825
Microsoft Corp.	22,700	1,065,765
NetScout Systems, Inc.*	4,400	162,184
Oracle Corp.	24,900	972,345
PC Connection, Inc.	6,900	164,565
Progress Software Corp.*	2,200	56,980
QUALCOMM, Inc.	7,300	573,123
Sanmina Corp.*	2,200	55,154
Skyworks Solutions, Inc.	10,400	605,696
VASCO Data Security International, Inc.*	17,600	445,632
Visa, Inc., Class A	5,600	1,352,008
Xerox Corp.	20,900	277,552
Total Information Technology		13,432,460
Materials - 3.5%
CF Industries Holdings, Inc.	2,005	521,300
Graphic Packaging Holding Co.*	25,300	306,889
KapStone Paper and Packaging Corp.*	2,100	64,596
LyondellBasell Industries N.V., Class A	8,100	742,203
United States Steel Corp.[1]	3,600	144,144
Westlake Chemical Corp.	6,200	437,410
Total Materials		2,216,542

The accompanying notes are an integral part of these financial statements.

AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services - 2.7%
AT&T, Inc.	17,600	$613,184
Cincinnati Bell, Inc.*	121,000	444,070
Spok Holdings, Inc.	4,000	64,960
T-Mobile US, Inc.*	1,850	54,001
Verizon Communications, Inc.	9,400	472,350
Windstream Holdings, Inc.	5,700	59,736
Total Telecommunication Services		1,708,301
Utilities - 1.8%
AES Corp.	27,000	379,890
American Electric Power Co., Inc.	4,400	256,696
Ormat Technologies, Inc.	1,100	31,845
The Southern Co.	9,100	421,876
UGI Corp.	900	33,921
Total Utilities		1,124,228
Total Common Stocks (cost $41,238,953)		61,909,058

	Principal Amount	Value
Short-Term Investments - 4.0%
Repurchase Agreements - 2.1%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/14, due 11/03/14, 0.130%, total to be received $1,000,011 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 09/20/64, totaling $1,020,000)	$1,000,000	$1,000,000
Nomura Securities International, Inc., dated 10/31/14, due 11/03/14, 0.110%, total to be received $285,540 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.250%, 11/03/14 -11/01/44 totaling $291,248)	285,537	285,537
Total Repurchase Agreements		1,285,537

	Shares
Other Investment Companies - 1.9%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	1,204,064	1,204,064
Total Short-Term Investments (cost $2,489,601)		2,489,601
Total Investments - 101.9% (cost $43,728,554)		64,398,659
Other Assets, less Liabilities - (1.9)%		(1,172,170)
Net Assets - 100.0%		$63,226,489

The accompanying notes are an integral part of these financial statements.

AMG FQ U.S. Equity Fund

Portfolio Manager’s Comments

For the fiscal year ended October 31, 2014, the AMG FQ U.S. Equity Fund (Institutional Class) returned 14.05%, compared to 16.07% for its benchmark, the Russell 3000® Index. Please refer to the table on page 11 for returns for various classes of shares.

U.S. equities continued their multi-year rally over the prior fiscal year as the equity bull market hit its fifth birthday with new market highs hit seemingly on a daily basis. Even periods of fear and pessimism, as experienced during late September and early October, were quickly erased with equities retracing losses. The impact of low short-and long-term interest rates continued to have their desired impact on risk-based assets, such as U.S. equities, although the U.S. Federal Reserve did end their explicit efforts to hold down long-term rates by winding down their quantitative easing program in October. For the entire one-year period ended October 31, 2014, larger-cap equities generally outperformed their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® indices returning 16.8%, 8.1%, 16.1%, and 7.3%, respectively.

The Fund delivered strong positive absolute returns for the prior fiscal year but trailed the benchmark during this time. The Fund detracted value from both the equity-only portion of its portfolio as well as from its put-spread collar options (protection strategy) positions. Stock selection weakness within the health care and information technology sectors detracted from performance throughout the year, although the Fund did benefit from strong selection within the industrials sector. Meanwhile, sector positioning relative to the benchmark was close to neutral throughout the year, consistent with the Fund’s investment process and, therefore, failed to add or detract significant value. Exposure to top-down factors offered mixed results relative to the benchmark throughout the year. The Fund’s protection strategy, as expected, detracted from performance, as equity markets generally moved upward during this period.

The Fund’s subadvisor, First Quadrant, L.P. (“First Quadrant”) maintains neutral positioning on both market capitalization and valuation entering the new fiscal year. The outlook for price momentum is more favorable than usual, however, and the Fund has an above average exposure. At the sector level, the Fund maintains modest overweights to the financials and industrials sectors relative to the benchmark Russell 3000® Index, but enters the new fiscal year with sector weightings broadly in-line with the benchmark.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2014 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 2004 with a $10,000 investment made in the Russell 3000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

AMG FQ U.S. Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG FQ U.S. Equity Fund and the Russell 3000® Index for the same time periods ended October 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG FQ U.S. Equity Fund[2,3]
Investor Class	13.76%	15.52%	—	6.69%	03/01/06
Institutional Class	14.05%	15.82%	8.35%	8.46%	08/14/92
Russell 3000® Index[4,5]	16.07%	17.01%	8.55%	9.65%	08/14/92

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor. Also, the Fund may invest in derivatives; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[4]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents approximately 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.
[5]	The date reflects the inception date of the Fund, not the index.

The Russell 3000® Index is a trademark of Russell Investments. Russell is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG FQ U.S. Equity Fund

Fund Snapshots (unaudited)

October 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG FQ U.S. Equity Fund**	Russell 3000® Index
Information Technology	19.0%	18.8%
Financials	17.8%	17.7%
Health Care	14.4%	14.0%
Consumer Discretionary	12.8%	12.3%
Industrials	10.6%	11.3%
Energy	8.9%	8.4%
Consumer Staples	8.3%	8.4%
Materials	3.8%	3.7%
Telecommunication Services	3.5%	2.2%
Utilities	1.4%	3.2%
Other Assets and Liabilities	(0.5)%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Exxon Mobil Corp.*	2.7%
Johnson & Johnson	2.5
Apple, Inc.*	2.5
Microsoft Corp.*	2.4
Berkshire Hathaway, Inc., Class B*	2.3
Pfizer, Inc.*	2.0
Bank of America Corp.*	2.0
AT&T, Inc.*	1.8
QUALCOMM, Inc.*	1.8
Merck & Co., Inc.	1.7

Top Ten as a Group	21.7%

*	Top Ten Holding at April 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2014

	Shares	Value
Common Stocks - 100.5%
Consumer Discretionary - 12.8%
Comcast Corp., Class A	21,100	$1,167,885
DIRECTV*	5,700	494,703
Domino’s Pizza, Inc.	7,900	701,441
Expedia, Inc.	8,800	747,736
Foot Locker, Inc.	6,400	358,464
The Gap, Inc.	15,100	572,139
The Home Depot, Inc.[4]	9,100	887,432
Las Vegas Sands Corp.	9,100	566,566
Macy’s, Inc.	10,600	612,892
The McClatchy Co., Class A*	23,400	83,304
PetMed Express, Inc.[1]	2,800	36,988
Pool Corp.	1,000	59,700
Scripps Networks Interactive, Inc., Class A	2,300	177,652
Thor Industries, Inc.	5,000	264,450
TripAdvisor, Inc.*	700	62,062
Twenty-First Century Fox, Inc., Class A	20,600	710,288
The Walt Disney Co.	4,500	411,210
Wyndham Worldwide Corp.	9,700	753,399
Total Consumer Discretionary		8,668,311
Consumer Staples - 8.3%
Archer-Daniels-Midland Co.	17,300	813,100
Brown-Forman Corp., Class B	450	41,702
Cal-Maine Foods, Inc.[1]	700	61,453
Central Garden and Pet Co., Class A*	17,000	146,030
Church & Dwight Co., Inc.	600	43,446
The Clorox Co.	500	49,750
Costco Wholesale Corp.	500	66,685
CVS Health Corp.	5,700	489,117
Dr Pepper Snapple Group, Inc.	10,100	699,425
The Kroger Co.	900	50,139
PepsiCo, Inc.	10,500	1,009,785
Pilgrim’s Pride Corp.*,1	23,800	676,158
The Procter & Gamble Co.[4]	6,200	541,074
Sanderson Farms, Inc.[1]	1,900	159,562
Tyson Foods, Inc., Class A4	14,800	597,180
Wal-Mart Stores, Inc.	1,100	83,897
WD-40 Co.	600	46,002
Total Consumer Staples		5,574,505

	Shares	Value
Energy - 8.9%
Chevron Corp.[4]	2,600	$311,870
ConocoPhillips[4]	12,900	930,735
Exxon Mobil Corp.[4]	18,900	1,827,819
Helix Energy Solutions Group, Inc.*	11,800	314,352
Marathon Petroleum Corp.	9,200	836,280
Occidental Petroleum Corp.[4]	3,000	266,790
Phillips 66	800	62,800
Schlumberger, Ltd.	11,800	1,164,188
Valero Energy Corp.	5,300	265,477
Total Energy		5,980,311
Financials - 17.8%
1st Source Corp.	4,800	150,192
Aflac, Inc.	6,200	370,326
Alexander’s, Inc.	200	88,400
The Allstate Corp.	7,900	512,315
Altisource Portfolio Solutions, S.A.*,1	800	59,728
American Capital Agency Corp.	3,400	77,316
American Express Co.[4]	8,400	755,580
AmTrust Financial Services, Inc.	3,900	174,993
Aspen Insurance Holdings, Ltd.	16,400	715,532
AvalonBay Communities, Inc.	400	62,336
Bank of America Corp.[4]	77,800	1,335,048
Berkshire Hathaway, Inc., Class B*,4	11,300	1,583,808
Central Pacific Financial Corp.	2,400	45,360
The Chubb Corp.	1,900	188,784
Discover Financial Services	1,300	82,914
Eagle Bancorp, Inc.*	1,500	53,895
Everest Re Group, Ltd.	900	153,585
FelCor Lodging Trust, Inc.	6,900	74,037
Franklin Resources, Inc.	5,000	278,050
GAMCO Investors, Inc., Class A	3,800	313,956
The Geo Group, Inc.	1,400	55,916
Health Care REIT, Inc.	700	49,777
Host Hotels & Resorts, Inc.	2,900	67,599
International Bancshares Corp.	5,200	147,524
Janus Capital Group, Inc.[1]	6,100	91,439
JPMorgan Chase & Co.[4]	18,200	1,100,736
Lazard, Ltd., Class A	6,300	310,023
Morgan Stanley	4,000	139,800

The accompanying notes are an integral part of these financial statements.

AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 17.8% (continued)
PartnerRe, Ltd.	900	$104,121
Potlatch Corp.	12,300	541,077
PrivateBancorp, Inc.	8,800	284,416
SunTrust Banks, Inc.	8,300	324,862
The Travelers Cos., Inc.	2,900	292,320
Universal Insurance Holdings, Inc.	5,400	94,500
Waddell & Reed Financial, Inc., Class A	3,300	157,542
Washington Federal, Inc.	1,900	41,477
Wells Fargo & Co.[4]	20,900	1,109,581
Total Financials		11,988,865
Health Care - 14.4%
Aetna, Inc.	1,500	123,765
Alliance HealthCare Services, Inc.*	4,700	113,411
Amsurg Corp.*	2,200	118,822
Biogen Idec, Inc.*	2,100	674,268
CR Bard, Inc.	4,700	770,659
Edwards Lifesciences Corp.*	7,900	955,268
The Ensign Group, Inc.	1,500	58,080
Express Scripts Holding Co.*	900	69,138
Gilead Sciences, Inc.*	7,900	884,800
Greatbatch, Inc.*	1,400	70,266
Johnson & Johnson[4]	15,700	1,692,146
Ligand Pharmaceuticals, Inc.*	5,400	298,458
Merck & Co., Inc.	20,300	1,176,182
Natus Medical, Inc.*	2,300	78,200
PAREXEL International Corp.*	1,900	103,189
Pfizer, Inc.[4]	45,300	1,356,735
St Jude Medical, Inc.	600	38,502
Thoratec Corp.*	2,300	62,514
UnitedHealth Group, Inc.[4]	4,500	427,545
Universal Health Services, Inc., Class B	1,100	114,081
WellPoint, Inc.	3,600	456,084
Zimmer Holdings, Inc.	600	66,744
Total Health Care		9,708,857
Industrials - 10.6%
Delta Air Lines, Inc.	19,400	780,462
Deluxe Corp.	12,700	772,160
Emerson Electric Co.	600	38,436
FedEx Corp.	300	50,220
Fluor Corp.	1,200	79,608

	Shares	Value
General Dynamics Corp.	6,400	$894,464
General Electric Co.	2,500	64,525
Huntington Ingalls Industries, Inc.	5,400	571,428
Hyster-Yale Materials Handling, Inc.	600	47,094
Lockheed Martin Corp.[4]	5,600	1,067,192
Northrop Grumman Corp.[4]	4,700	648,412
Parker Hannifin Corp.	300	38,109
RR Donnelley & Sons Co.	2,972	51,858
Southwest Airlines Co.	27,800	958,544
UniFirst Corp.	800	89,248
Union Pacific Corp.[4]	7,800	908,310
United Parcel Service, Inc., Class B	700	73,437
WABCO Holdings, Inc.*	500	48,690
Total Industrials		7,182,197
Information Technology - 19.0%
Advanced Energy Industries, Inc.*	9,400	185,932
Apple, Inc.[4]	15,407	1,663,956
Aspen Technology, Inc.*	5,100	188,343
Benchmark Electronics, Inc.*	23,400	555,048
Brocade Communications Systems, Inc.	26,500	284,345
Cisco Systems, Inc.[4]	9,200	225,124
eBay, Inc.*	4,400	231,000
Facebook, Inc., Class A*	2,600	194,974
Fairchild Semiconductor International, Inc.*	4,700	72,145
Google, Inc., Class A*,4	882	500,861
Google, Inc., Class C*,4	782	437,201
Harris Corp.	11,100	772,560
Hewlett-Packard Co.	26,800	961,584
Insight Enterprises, Inc.*	2,800	63,700
Integrated Device Technology, Inc.*	15,500	254,355
Intel Corp.	6,500	221,065
Marchex, Inc., Class B	14,500	55,535
Microsoft Corp.[4]	34,400	1,615,080
Oracle Corp.[4]	16,200	632,610
Progress Software Corp.*	5,600	145,040
QUALCOMM, Inc.[4]	15,100	1,185,501
Skyworks Solutions, Inc.	13,500	786,240
Synopsys, Inc.*	7,400	303,252
Texas Instruments, Inc.	2,700	134,082
Visa, Inc., Class A	2,700	651,861
WebMD Health Corp.*,1	1,700	72,556

The accompanying notes are an integral part of these financial statements.

AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 19.0% (continued)
Western Digital Corp.	3,000	$295,110
Xerox Corp.	12,800	169,984
Total Information Technology		12,859,044
Materials - 3.8%
Avery Dennison Corp.	1,400	65,590
Celanese Corp., Series A	9,300	546,189
CF Industries Holdings, Inc.	200	52,000
Clearwater Paper Corp.*	3,300	212,355
E.I. du Pont de Nemours & Co.	1,300	89,895
LyondellBasell Industries N.V., Class A	9,100	833,833
Monsanto Co.	500	57,520
Schweitzer-Mauduit International, Inc.	900	38,754
United States Steel Corp.[1]	5,000	200,200
Worthington Industries, Inc.	12,000	463,800
Total Materials		2,560,136
Telecommunication Services - 3.5%
AT&T, Inc.[4]	35,100	1,222,884
Cincinnati Bell, Inc.*	65,600	240,752
Frontier Communications Corp.	39,900	260,946
Inteliquent, Inc.	4,600	77,418
United States Cellular Corp.*	1,500	54,630
Verizon Communications, Inc.	10,700	537,675
Total Telecommunication Services		2,394,305
Utilities - 1.4%
AES Corp.	5,000	70,350
AGL Resources, Inc.	1,900	102,429
American Electric Power Co., Inc.	9,100	530,894
Consolidated Edison, Inc.	3,400	215,424
Public Service Enterprise Group, Inc.	1,000	41,310
Total Utilities		960,407
Total Common Stocks (cost $56,251,440)		67,876,938

	Contracts	Value
Purchased Options - 0.2%
S&P 500 Puts, 1700 Strike Price, Expiration 01/17/15	174	$88,740
S&P 500 Puts, 1825 Strike Price, Expiration 11/22/14	101	12,928
S&P 500 Puts, 1875 Strike Price, Expiration 12/20/14	67	67,000
Total Purchased Options (cost $699,813)		168,668

	Principal Amount
Short-Term Investments - 2.3%
Repurchase Agreements - 1.5%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/14, due 11/03/14, 0.130%, total to be received $1,000,011 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 09/20/64, totaling $1,020,000)	$1,000,000	1,000,000
Nomura Securities International, Inc., dated 10/31/14, due 11/03/14, 0.110%, total to be received $33,368 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.250%, 11/03/14 -11/01/44 totaling $34,035)	33,368	33,368
Total Repurchase Agreements		1,033,368

	Shares
Other Investment Companies - 0.8%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	530,546	530,546
Total Short-Term Investments (cost $1,563,914)		1,563,914
Total Investments - 103.0% (cost $58,515,167)		69,609,520
Other Assets, less Liabilities - (3.0)%		(2,042,900)
Net Assets - 100.0%		$67,566,620

The accompanying notes are an integral part of these financial statements.

AMG FQ Global Alternatives Fund

Portfolio Manager’s Comments

The AMG FQ Global Alternatives Fund (“Global Alternatives” or the “Fund”) delivered slightly negative returns for the past fiscal year ended October 31, 2014. The Fund (Investor Class) returned (1.84)% while the benchmark, the Citigroup 1-Month Treasury Bill Index, returned 0.03% during this time. Please refer to the table on page 17 for the returns of the other share classes.

The year witnessed a gradually widening array of economic and geopolitical risk, namely sluggish global growth, the developments surrounding the Islamic State, Russia/Ukraine conflict, Scottish independence referendum, unrest in Hong Kong, and the Ebola scare. Despite those risks, volatility across asset classes remained relatively subdued for most of the year, lulled by continued accommodative monetary policies of global central banks and close-to-record-low interest rates. That changed towards the fiscal year-end when the combination of the same risk factors, coupled with the end of the Federal Reserve’s (the Fed) bond purchases and the uncertainty about the U.S. future rate increases, changed the markets’ mood from nonchalant indifference to deep concern.

Volatility came back to life in September, which saw a shifting economic landscape marked by a stronger U.S. economy and meek growth elsewhere, especially in the Euro Zone, which introduced the prospect of monetary policy divergence between the leading developed economies. October brought more volatility into the markets in the approach to the Fed announcement. The Fed’s somewhat hawkish stance, as it ended quantitative easing and gave a more upbeat assessment of the U.S. economy, led to a significant increase in the U.S. Dollar against its major counterparties. Also contributing to the U.S. Dollar rally was the weakness in the Japanese Yen, as the Bank of Japan unexpectedly increased monetary stimulus. Most global equities posted gains for the year, but more divergence in performance across countries could be observed towards the period-end as global economies embarked on varying economic paths. Global bonds also ended up benefiting from muted inflation in the U.S., continued disinflation in the Euro Zone and increased risk aversion at the fiscal year end.

The Fund’s modest loss was primarily driven by underperformance within the bond country selection strategy. The outperformance of German Bunds over U.S. Treasuries emphasized the two regions’ divergent economic paths and caught the fair value model, driven by relative attractiveness of bond risk premiums, on the wrong side of both markets. The loss from bond country selection was offset by solid gains from the currency strategy, which delivered positive returns in both the low-and higher-volatility environments. The Fund’s asset class selection strategy maintained a modest long position throughout the year which contributed positively to performance. The stock country selection strategy, on the other hand, was slightly down. The model attempting to capture expected risk and its effect on markets was mostly unsuccessful, as equity markets continued to be influenced to a large degree by central bank actions and not necessarily by convincing economic facts on the ground.

Going forward, global economic environment remains uncertain as the vulnerabilities evident in many global economies, such as Europe and Japan, remain unresolved. The scale of those problems is currently still masked by low interest rates, suppressed volatility and the positive impact of central banks’ quantitative easing policies ex-U.S. While the ending of the U.S. quantitative easing was well telegraphed, now investors will be trying to get a sense of the timing of the Fed’s first rate rise and the pace of monetary tightening, as they try to establish the extent of the European Central Bank’s and Bank of Japan’s monetary stimulus and, possibly, new fiscal measures. More market volatility seems a relatively likely consequence. At the same time, a continued divergence in the economic fortunes of the world’s economies should encourage investors to pay more attention to fundamentals and to adopt a more nuanced view of the world.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2014 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ Global Alternatives Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Investor Class of the Fund on March 30, 2006 (commencement of operations), to a $10,000 investment made in the Citigroup 1-month U.S. Treasury Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

AMG FQ Global Alternatives Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG FQ Global Alternatives Fund and the Citigroup 1-month U.S. Treasury Bill Index for the same time periods ended October 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG FQ Global Alternatives Fund[2,3,4,5,6]
Investor Class	(1.84)%	(2.28)%	(0.25)%	03/30/06
Service Class	(1.57)%	—	(2.07)%	01/01/10
Institutional Class	(1.39)%	—	(1.94)%	01/01/10
Citigroup 1-month U.S. Treasury Bill Index[7]	0.03%	0.06%	1.19%	03/31/06

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[4]	The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[5]	Investments in foreign securities and currency instruments are subject to additional risks such as erratic market conditions, economic and political instability, and currency exchange rate fluctuations.
[6]	Because the Fund invests in exchange traded funds (ETFs) which incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the Fund will be indirectly exposed to all the risks of securities held by the ETFs.
[7]	Performance for the Citigroup 1-month U.S. Treasury Bill Index reflects an inception date of March 31, 2006. The Citigroup 1-month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Unlike the Fund, the Citigroup 1-month U.S. Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG FQ Global Alternatives Fund

Schedule of Portfolio Investments

October 31, 2014

	Shares	Value
Exchange Traded Funds - 26.9%
SPDR S&P 500 ETF Trust (cost $10,160,765)	85,818	$17,306,058

	Principal Amount
U.S. Government Obligations - 55.3%
U.S. Treasury Bills,
0.003%, 11/28/14 to 12/04/14[5,6]	$34,605,000	34,604,880
0.038%, 03/26/15[5,6]	1,000,000	999,821
Total U.S. Government Obligations (cost $35,603,888)		35,604,701

	Shares
Other Investment Companies - 13.9%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06% (cost $8,965,849)	8,965,849	8,965,849
Total Investments - 96.1% (cost $54,730,502)		61,876,608
Other Assets, less Liabilities - 3.9%		2,513,577
Net Assets - 100.0%		$64,390,185

The accompanying notes are an integral part of these financial statements.

AMG FQ Global Risk-Balanced Fund

Portfolio Manager’s Comments

The AMG FQ Global Risk-Balanced Fund (formerly Managers AMG FQ Global Essentials Fund) (“the Fund”) posted positive absolute but negative relative returns for the past fiscal year ended October 31, 2014. The Fund (Institutional Class shares) returned 5.97%, while its benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index, returned 8.19% during this time, the difference predominantly attributable to the strong U.S. Dollar. Both global stocks and bonds contributed positively to the portfolio, but commodities were down.

The year was one of conflicting developments and a gradually widening array of economic and geopolitical risks, namely the sluggish global growth, deteriorating situation in the Middle East, Russia/Ukraine conflict, Scottish independence referendum, unrest in Hong Kong and the Ebola scare. Despite those risks, volatility across asset classes remained relatively subdued for most of the year, lulled by continued accommodative monetary policies and close-to-record-low interest rates. Although the global economy grew, albeit at a subdued pace, divergence in growth between the leading economies could be observed. While the U.S. economy continued to strengthen, there were areas of weakness, such as the Euro Zone and China. The Euro Zone, especially, continued to experience more deflationary pressures as the outcome of cuts in government spending after the financial crisis to “restore confidence” backfired and led, instead, to a stagnant economy. In addition, Russian sanctions had a visible negative impact on the region’s economy. In Japan, despite the monetary largesse of the Abe government and significant optimism that this would pull Japan out of its decades-long deflation malaise, the economy seems to be stalling again.

The environment of weak global growth and increased geopolitical risks resulted in a surprising combination of low market volatility and a flight to safe-haven assets. As a result, the U.S. Dollar strengthened significantly and a flight to sovereign bonds could be observed in the second half of the fiscal year. The greenback was further supported by the prospect of monetary policy divergence between the leading developed economies. The Federal Reserve, having ended their bond purchasing program, is expected to start raising short-term interest rates earlier-than-expected next year in sharp contrast to central bank ex-U.S. that are still pursuing aggressive quantitative easing. The flight to quality resulted in strong performance of United Kingdom’s (U.K.) sovereign bonds portfolio, at the time when most commentators were proclaiming an imminent bear market for bonds. The strong U.S. Dollar, on the other hand, had a negative effect on commodity prices, driving down precious metals as well as oil and grains, which were already pressured by oversupply. The central bank-induced low-volatility environment supported U.K.’s equity exposure, which moved up and down in a fairly narrow range, but ended strongly positive by the fiscal year-end, mostly due to a very strong performance by the U.S. and Japan, with the Euro Zone posting only modest gains. Small-caps and property stocks also posted solid gains.

The asset allocation of the Fund remained constant over the year as the Market Risk Index continued to signal that we are in a low volatility environment where most risky assets tend to be resilient. As seen over the fiscal year, pullbacks due to the Ukrainian situation in January or market weakness in September and October were followed by strong rallies. This sort of market resilience can be expected to continue into next year.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2014 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ Global Risk-Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 2004, to a $10,000 investment made in the Hedged Index and the Unhedged Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

AMG FQ Global Risk-Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG FQ Global Risk-Balanced Fund and the AMG FQ Global Risk-Balanced Fund Composite Hedged and Unhedged Indexes for the same time periods ended October 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG FQ Global Risk-Balanced Fund[2,3,4,5,6,7]
Investor Class	5.33%	—	—	6.66%	01/01/10
Service Class	5.83%	—	—	7.07%	01/01/10
Institutional Class	5.97%	7.50%	4.40%	6.21%	11/18/88
AMG FQ Global Risk-Balanced Fund Composite Hedged Index[8,9,10]	8.19%	7.73%	5.06%	5.87%	11/30/88
AMG FQ Global Risk-Balanced Fund Composite Unhedged Index[8,9,10]	4.72%	7.63%	6.08%	6.90%	11/30/88

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund.
[4]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive and environmental conditions.
[5]	Because the Fund invests in exchange traded funds (ETFs) which incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the Fund will be indirectly exposed to all the risks of securities held by the ETFs.
[6]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support. Additionally, debt securities of the U.S. Government may be affected by changing interest rates and subject to prepayment risk.
[7]	The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

AMG FQ Global Risk-Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

[8]	Date reflects the inception date of the Fund, not the index.
[9]	The Fund’s index is comprised of 60% MSCI World Index, 40% Citigroup World Government Bond Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index consists of 24 developed country indices. The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. Unlike the Fund, the Composite Index is unmanaged, is not available for investment, and does not incur fees. All MSCI data is provided ’as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
[10]	The date reflects the closest available index date to the Fund’s inception date.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG FQ Global Risk-Balanced Fund

Schedule of Portfolio Investments

October 31, 2014

	Shares	Value
Exchange Traded Funds - 60.9%
iShares Barclays TIPS Bond Fund	92,075	$10,411,841
iShares iBoxx $ High Yield Corporate Bond Fund[1]	250,845	23,210,688
Jefferies TR/J CRB Global Commodity Equity Index Fund	36,703	1,486,472
Market Vectors Gold Miners	85,676	1,474,484
Market Vectors RVE Hard Assets Producers[1]	43,130	1,561,737
Materials Select Sector SPDR Fund	33,440	1,618,496
SPDR DB International Government Inflation-Protected Bond	32,271	1,902,053
Vanguard REIT[4]	75,319	5,949,448
Total Exchange Traded Funds (cost $47,494,364)		47,615,219

	Notes
Exchange Traded Notes - 10.3%
Barclays, Inc., iPath Dow Jones-UBS Copper Subindex Total Return, 10/22/37[1]	39,347	1,449,937
Barclays, Inc., iPath Dow Jones-UBS Grains Subindex Total Return, 10/22/37[1]	21,768	825,007
Barclays, Inc., iPath Goldman Sachs Crude Oil Total Return Index, 08/07/36[1]	35,801	708,502
Deutsche Bank AG, PowerShares DB Agriculture Double Long, 04/01/38	124,149	759,792
Deutsche Bank AG, PowerShares DB Gold Double Long, 02/15/38	60,002	1,386,646
Swedish Export Credit Corp., ELEMENTS Linked to the Rogers International Commodity Index - Total Return, 10/24/22	396,925	2,933,276
Total Exchange Traded Notes (cost $10,138,710)		8,063,160

	Number of
	Contracts
Purchased Options - 0.4%
EURO STOXX 50 Puts, 2600 Strike Price, Expiration 03/20/15	124	36,361
EURO STOXX 50 Puts, 2800 Strike Price, Expiration 12/19/14	22	4,246
EURO STOXX 50 Puts, 2825 Strike Price, Expiration 12/19/14	60	13,308
EURO STOXX 50 Puts, 2850 Strike Price, Expiration 12/19/14	60	15,263
EURO STOXX 50 Puts, 3025 Strike Price, Expiration 11/21/14	108	37,760
S&P 500 Puts, 1700 Strike Price, Expiration 01/17/15	144	73,440
S&P 500 Puts, 1780 Strike Price, Expiration 11/22/14	110	8,800
S&P 500 Puts, 1825 Strike Price, Expiration 11/22/14	15	1,920
S&P 500 Puts, 1875 Strike Price, Expiration 12/20/14	67	67,000
Total Purchased Options (cost $949,919)		258,098

	Principal Amount
U.S. Government Obligations - 11.5%
U.S. Treasury Bills, 0.003%, 11/28/14[5,6] (cost $8,999,663)	$9,000,000	9,000,000

The accompanying notes are an integral part of these financial statements.

AMG FQ Global Risk-Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 29.9%
Repurchase Agreements - 12.1%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/14, due 11/03/14, 0.130%, total to be received $2,256,876 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 09/20/64, totaling $2,301,985)	$2,256,848	$2,256,848
Citigroup Global Markets, Inc., dated 10/31/14, due 11/03/14, 0.010%, total to be received $475,119 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.750%, 10/31/16 - 02/15/41, totaling $484,617)	475,115	475,115
Daiwa Capital Markets America, dated 10/31/14, due 11/03/14, 0.150%, total to be received $2,256,877 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 09/24/15 - 03/01/48, totaling $2,301,986)	2,256,848	2,256,848
Nomura Securities International, Inc., dated 10/31/14, due 11/03/14, 0.110%, total to be received $2,256,869 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.250%, 11/03/14 -11/01/44 totaling $2,301,985)	2,256,848	2,256,848
State of Wisconsin Investment Board, dated 10/31/14, due 11/03/14, 0.150%, total to be received $2,256,876 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 04/15/16 - 01/15/29, totaling $2,304,955)	2,256,848	2,256,848
Total Repurchase Agreements		9,502,507

	Shares
Other Investment Companies - 17.8%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	8,748,578	8,748,578
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.07%	5,144,637	5,144,637
Total Other Investment Companies		13,893,215
Total Short-Term Investments (cost $23,395,722)		23,395,722
Total Investments - 113.0% (cost $90,978,378)		88,332,199
Other Assets, less Liabilities - (13.0)%		(10,129,681)
Net Assets - 100.0%		$78,202,518

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2014, the approximate cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG FQ Tax-Managed U.S. Equity Fund	$43,728,782	$21,134,434	$(464,557)	$20,669,877
AMG FQ U.S. Equity Fund	58,565,827	12,742,794	(1,699,101)	11,043,693
AMG FQ Global Alternatives Fund	54,730,502	7,146,164	(58)	7,146,106
AMG FQ Global Risk-Balanced Fund	92,148,708	1,390,990	(5,207,499)	(3,816,509)

*	Non-income producing security.
[1]	Some or all of these shares were out on loan to various brokers as of October 31, 2014, amounting to:

Fund	Market Value	% of Net Assets
AMG FQ Tax-Managed U.S. Equity Fund	$1,254,944	2.0%
AMG FQ U.S. Equity Fund	971,701	1.4%
AMG FQ Global Risk-Balanced Fund	9,249,886	11.8%

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown for each investment company represents the October 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[4]	Some or all of these securities were held as collateral for options written.
[5]	Represents yield to maturity at October 31, 2014.
[6]	Some or all of these securities were held as collateral for futures contracts as of October 31, 2014, amounting to:

Fund	Market Value	% of Net Assets
AMG FQ Global Alternatives Fund	$35,604,701	55.3%
AMG FQ Global Risk-Balanced Fund	9,000,000	11.5%

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of October 31, 2014:

(See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active
	Markets for Identical	Significant Other	Significant Unobservable
	Investments	Observable Inputs	Inputs
	Level 1	Level 2	Level 3	Total
AMG FQ Tax-Managed U.S. Equity Fund
Investments in Securities
Common Stocks†	$61,909,058	—	—	$61,909,058
Short-Term Investments
Repurchase Agreements	—	$1,285,537	—	1,285,537
Other Investment Companies	1,204,064	—	—	1,204,064

Total Investments in Securities	$63,113,122	$1,285,537	—	$64,398,659

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active
	Markets for Identical	Significant Other	Significant Unobservable
	Investments	Observable Inputs	Inputs
	Level 1	Level 2	Level 3	Total
AMG FQ U.S. Equity Fund
Investments in Securities
Common Stocks†	$67,876,938	—	—	$67,876,938
Purchased Options	168,668	—	—	168,668
Short-Term Investments
Repurchase Agreements	—	$1,033,368	—	1,033,368
Other Investment Companies	530,546	—	—	530,546

Total Investments in Securities	$68,576,152	$1,033,368	—	$69,609,520

Financial Derivative Instruments-Assets††
Equity Contracts	$2,414	—	—	$2,414

Financial Derivative Instruments-Liabilities††
Equity Contracts	(1,054,280)	—	—	(1,054,280)

Total Financial Derivative Instruments	$(1,051,866)	—	—	$(1,051,866)

	Quoted Prices in Active
	Markets for Identical	Significant Other	Significant Unobservable
	Investments	Observable Inputs	Inputs
	Level 1	Level 2	Level 3	Total
AMG FQ Global Alternatives Fund
Investments in Securities
Exchange Traded Funds†††	$17,306,058	—	—	$17,306,058
U.S. Government Obligations††††	—	$35,604,701	—	35,604,701
Other Investment Companies	8,965,849	—	—	8,965,849

Total Investments in Securities	$26,271,907	$35,604,701	—	$61,876,608

Financial Derivative Instruments-Assets††
Foreign Exchange Contracts	—	$11,024,507	—	$11,024,507
Equity Contracts	$531,562	—	—	531,562
Interest Rate Contracts	564,810	—	—	564,810

	1,096,372	11,024,507	—	12,120,879

Financial Derivative Instruments-Liabilities††
Foreign Exchange Contracts	—	(10,878,436)	—	(10,878,436)
Equity Contracts	(882,842)	—	—	(882,842)
Interest Rate Contracts	(752,940)	—	—	(752,940)

	(1,635,782)	(10,878,436)	—	(12,514,218)

Total Financial Derivative Instruments	$(539,410)	$146,071	—	$(393,339)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active
	Markets for Identical	Significant Other	Significant Unobservable
	Investments	Observable Inputs	Inputs
	Level 1	Level 2	Level 3	Total
AMG FQ Global Risk-Balanced Fund
Investments in Securities
Exchange Traded Funds†††	$47,615,219	—	—	$47,615,219
Exchange Traded Notes†††	8,063,160	—	—	8,063,160
U.S. Government Obligations††††	—	$9,000,000	—	9,000,000
Purchased Options	258,098	—	—	258,098
Short-Term Investments
Repurchase Agreements	—	9,502,507	—	9,502,507
Other Investment Companies	13,893,215	—	—	13,893,215

Total Investments in Securities	$69,829,692	$18,502,507	—	$88,332,199

Financial Derivative Instruments-Assets††
Equity Contracts	$580,318	—	—	$580,318
Interest Rate Contracts	452,817	—	—	452,817

	1,033,135	—	—	1,033,135

Financial Derivative Instruments-Liabilities††
Equity Contracts	(1,963,340)	—	—	(1,963,340)

Total Financial Derivative Instruments	$(930,205)	—	—	$(930,205)

†	For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.
††	Derivative instruments, such as futures, written options and forwards, are not reflected in the Schedule of Portfolio Investments. Futures and forwards are valued at the unrealized appreciation/depreciation of the instrument and written options are shown at value.
†††	All exchange traded funds and exchange traded notes held in the Fund are level 1 securities. For a detailed breakout of these securities, please refer to the Schedule of Portfolio Investments.
††††	All U.S. government and agency obligations held in the Fund are level 2 securities. For a detailed breakout of the U.S. government and agency obligations by major industry or agency classification, please refer to the Schedule of Portfolio Investments.

As of October 31, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following schedule shows the fair value of derivative instruments at October 31, 2014:

		Asset Derivatives		Liability Derivatives
	Derivatives not accounted	Statement of Assets and		Statement of Assets and
Fund	for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
AMG FQ U.S. Equity Fund
	Equity contracts	Options purchased[2]	$168,668	Options written	$1,054,280
	Equity contracts	Receivable for variation margin*,1	2,414	Payable for variation margin*,1	—

		Totals	$171,082		$1,054,280

		Asset Derivatives		Liability Derivatives
	Derivatives not accounted	Statement of Assets and		Statement of Assets and
Fund	for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
AMG FQ Global Alternatives Fund
	Equity contracts	Receivable for variation margin*,1	$531,562	Payable for variation margin*,1	$882,842
	Interest rate contracts*	Receivable for variation margin*,1	564,810	Payable for variation margin*,1	752,940
	Foreign exchange contracts	Unrealized appreciation of foreign currency contracts	11,024,507	Unrealized depreciation of foreign currency contracts	10,878,436

		Totals	$12,120,879		$12,514,218

		Asset Derivatives		Liability Derivatives
	Derivatives not accounted	Statement of Assets and		Statement of Assets and
Fund	for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
AMG FQ Global Risk-Balanced Fund
	Equity contracts	Options purchased[2]	$258,098	Options Written	$1,091,137
	Equity contracts	Receivable for variation margin*,1	580,318	Payable for variation margin*,1	872,203
	Interest rate contracts	Receivable for variation margin*,1	452,817	Payable for variation margin*,1	—

		Totals	$1,291,233		$1,963,340

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

For the fiscal year ended October 31, 2014, the effect of derivative instruments on the Statement of Operations for the Funds and the amount of realized gain (loss) and unrealized gain (loss) on derivatives recognized in income is as follows:

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
					Change in
	Derivatives not accounted	Statement of Operations	Realized	Statement of Operations	Unrealized
Fund	for as hedging instruments	Location	Gain/(Loss)	Location	Gain/(Loss)
AMG FQ U.S. Equity Fund
	Equity contracts	Net realized loss on options purchased[2]	$(2,326,287)	Net change in unrealized appreciation-(depreciation) options purchased[2]	$(100,120)
	Equity contracts	Net realized gain on options written[2]	1,399,955	Net change in unrealized appreciation-(depreciation) options written	(432,396)
	Equity contracts	Net realized gain on futures contracts	33,664	Net change in unrealized appreciation-(depreciation) of futures contracts	(4,848)

		Totals	$(892,668)		$(537,364)

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
					Change in
	Derivatives not accounted	Statement of Operations	Realized	Statement of Operations	Unrealized
Fund	for as hedging instruments	Location	Gain/(Loss)	Location	Gain/(Loss)
AMG FQ Global Alternatives Fund
	Equity contracts	Net realized loss on futures contracts	$(4,948,840)	Net change in unrealized appreciation-(depreciation) of futures contracts	$688,476
	Interest rate contracts	Net realized loss on futures contracts	(4,820,070)	Net change in unrealized appreciation-(depreciation) of futures contracts	(361,202)
	Foreign exchange contracts	Net realized loss on foreign currency transactions	4,698,051	Net change in unrealized appreciation-(depreciation) of foreign currency translations	364,793

		Totals	$(5,070,859)		$692,067

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
					Change in
	Derivatives not accounted	Statement of Operations	Realized	Statement of Operations	Unrealized
Fund	for as hedging instruments	Location	Gain/(Loss)	Location	Gain/(Loss)
AMG FQ Global Risk-Balanced Fund
	Equity contracts	Net realized loss on options purchased[2]	$(2,961,803)	Net change in unrealized appreciation-(depreciation) options purchased[2]	$(133,595)
	Equity contracts	Net realized gain on options written[2]	1,808,027	Net change in unrealized appreciation-(depreciation) options written	(96,422)
	Equity contracts	Net realized gain on futures contracts	6,601,118	Net change in unrealized appreciation-(depreciation) of futures contracts	(2,868,246)
	Interest rate contracts	Net realized gain on futures contracts	2,475,561	Net change in unrealized appreciation-(depreciation) of futures contracts	(279,649)

		Totals	$7,922,903		$(3,377,912)

*	Includes only the October 31, 2014 futures variation margin. Prior futures variation margin movements have been settled in cash on the Statement of Assets and Liabilities upon receipt or payment.
[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[2]	Options purchased are included in Investments at value on the Statement of Assets and Liabilities. Net realized gain (loss) on options purchased/written and net change in unrealized appreciation (depreciation) on options purchased are included in the net realized gain (loss) on investments on the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

At October 31, 2014, the following Funds had open written options:

(See Note 10 in the Notes to Financial Statements.)

AMG FQ U.S. Equity Fund

			Number of		Unrealized
Description	Exercise Price	Expiration Date	Contracts	Premium	Gain/(Loss)
S&P 500 Index (Call)	2,010	01/17/15	174	$156,339	$(710,181)
S&P 500 Index (Call)	2,050	11/22/14	101	78,629	7,929
S&P 500 Index (Call)	2,110	12/20/14	67	38,425	12,295
S&P 500 Index (Put)	1,625	01/17/15	174	243,339	193,314
S&P 500 Index (Put)	1,750	11/22/14	101	110,948	103,878
S&P 500 Index (Put)	1,800	12/20/14	67	66,899	33,064

			Totals	$694,579	$(359,701)

AMG FQ Global Risk-Balanced Fund

			Number of		Unrealized
Description	Exercise Price	Expiration Date	Contracts	Premium	Gain/(Loss)
EURO STOXX 50 (Call)	3,275	03/20/15	124	$38,188	$(46,500)
EURO STOXX 50 (Call)	3,375	12/19/14	22	3,847	2,303
EURO STOXX 50 (Call)	3,450	11/21/14	108	14,258	13,582
EURO STOXX 50 (Call)	3,450	12/19/14	60	14,812	13,008
EURO STOXX 50 (Call)	3,475	12/19/14	60	12,530	11,177
EURO STOXX 50 (Put)	2,450	03/20/15	124	62,781	41,337
EURO STOXX 50 (Put)	2,700	12/19/14	82	30,790	21,747
EURO STOXX 50 (Put)	2,750	12/19/14	60	25,768	17,046
EURO STOXX 50 (Put)	2,875	11/21/14	108	11,336	509
S&P 500 Index (Call)	2,010	01/17/15	144	132,220	(584,900)
S&P 500 Index (Call)	2,040	11/22/14	110	102,068	(13,432)
S&P 500 Index (Call)	2,050	11/22/14	15	11,968	1,468
S&P 500 Index (Call)	2,110	12/20/14	67	40,059	13,929
S&P 500 Index (Put)	1,625	01/17/15	144	201,296	159,896
S&P 500 Index (Put)	1,700	11/22/14	110	155,968	150,468
S&P 500 Index (Put)	1,750	11/22/14	15	15,719	14,668
S&P 500 Index (Put)	1,800	12/20/14	67	66,194	32,359

			Totals	$939,802	$(151,335)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

Transactions in written put and call options for the fiscal year ended October 31, 2014, were as follows:

(See Note 10 in the Notes to Financial Statements.)

AMG FQ U.S. Equity Fund

	Number of	Amount of
	Contracts	Premiums
Options outstanding at October 31, 2013	685	$564,713
Options written	2,760	2,444,035
Options exercised/expired/closed	(2,761)	(2,314,169)

Options outstanding at October 31, 2014	684	$694,579

AMG FQ Global Risk-Balanced Fund

	Number of	Amount of
	Contracts	Premiums
Options outstanding at October 31, 2013	1,162	$777,852
Options written	5,860	3,237,469
Options exercised/expired/closed	(5,602)	(3,075,519)

Options outstanding at October 31, 2014	1,420	$939,802

All futures contracts are exchange traded unless otherwise noted. At October 31, 2014, the following Funds had open futures contracts:

AMG FQ U.S. Equity Fund

			Expiration	Unrealized
Type	Number of Contracts	Position	Date	gain
S&P 500 E-Mini Index	2	Long	12/19/14	$2,414

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

AMG FQ Global Alternative Fund

				Expiration	Unrealized
Type	Currency	Number of Contracts	Position	Date	Gain/(Loss)
Amsterdam Index	EUR	12	Long	11/21/14	$52,778
Australia 10-Year Bond	AUD	150	Short	12/16/14	(177,815)
Australian SPI 200 Index	AUD	76	Short	12/19/14	(450,710)
CAC40 Index	EUR	1	Long	11/24/14	1,252
Canadian 10-Year Bond	CAD	137	Short	12/31/14	(52,315)
DAX Index	EUR	5	Short	12/19/14	(48,538)
Euro-Bund 10-Year	EUR	203	Short	12/10/14	(428,040)
FTSE 100 Index	GBP	31	Long	12/22/14	92,054
FTSE/MIB Index	EUR	2	Short	12/19/14	(5,231)
Hang Seng Index	HKD	11	Long	11/28/14	46,329
IBEX 35 Index	EUR	10	Long	11/21/14	27,273
Janpanese 10-Year Bond	JPY	25	Long	12/11/14	21,184
S&P 500 E-Mini Index	USD	164	Short	12/19/14	(378,363)
S&P/TSX 60 Index	CAD	25	Long	12/19/14	151,413
TOPIX Index	JPY	17	Long	12/12/14	160,463
U.K. 10-Year Gilt	GBP	51	Short	12/31/14	(94,770)
U.S. Treasury 10-Year Bond	USD	590	Long	12/31/14	543,626

				Total	$(539,410)

AMG FQ Global Risk-Balanced Fund

				Expiration	Unrealized
Type	Currency	Number of Contracts	Position	Date	Gain/(Loss)
Amsterdam Index	EUR	25	Long	11/21/14	$127,328
Australia 10-Year Bond	AUD	50	Long	12/16/14	130,582
Australian SPI 200 Index	AUD	40	Long	12/19/14	35,969
CAC40 Index	EUR	45	Long	11/24/14 to 12/22/14	1,426
Canadian 10-Year Bond	CAD	43	Long	12/31/14	24,693
DAX Index	EUR	8	Long	12/19/14	(78,711)
E-Mini MSCI Index	USD	178	Long	12/19/14	(383,951)
Euro-Bund 30 Year	EUR	23	Long	12/10/14	106,287

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

				Expiration	Unrealized
Type	Currency	Number of Contracts	Position	Date	Gain/(Loss)
FTSE 100 Index	GBP	31	Long	12/22/14	$(123,394)
FTSE/MIB Index	EUR	19	Long	12/19/14	(80,859)
Hang Seng Index	HKD	15	Long	11/28/14	65,832
IBEX 35 Index	EUR	17	Long	11/21/14	70,275
Russell 2000 Index	USD	101	Long	12/19/14	119,012
S&P 500 E-Mini Index	USD	43	Long	12/19/14	51,950
S&P/TSX 60 Index	CAD	27	Long	12/19/14	(205,288)
TOPIX Index	JPY	29	Long	12/12/14	108,526
U.K. 10-Year Gilt	GBP	37	Long	12/31/14	146,195
U.S. Treasury Long Bond	USD	33	Long	12/31/14	45,060

				Total	$160,932

At October 31, 2014, the following Fund had foreign currency contracts (in U.S. Dollars):

(See Note 8 in the Notes to Financial Statements.)

AMG FQ Global Alternatives Fund

						Unrealized
				Receivable		Gain/
Foreign Currency	Position	Settlement Date	Counterparty	Amount	Payable Amount	(Loss)
Australian Dollar	Long	12/17/14	GS	$27,598,119	$28,791,631	$(1,193,512)
Australian Dollar	Long	12/17/14	MS	12,080,625	12,081,892	(1,267)
British Pound	Long	12/17/14	GS	2,906,854	2,962,845	(55,991)
British Pound	Long	12/17/14	MS	13,675,105	14,005,441	(330,336)
Canadian Dollar	Long	12/17/14	GS	2,319,260	2,344,777	(25,517)
Canadian Dollar	Long	12/17/14	MS	31,824,927	32,741,152	(916,225)
Euro	Long	12/17/14	GS	453,193	461,950	(8,757)
Euro	Long	12/17/14	MS	2,664,449	2,695,698	(31,249)
Japanese Yen	Long	12/17/14	GS	17,381,472	18,392,171	(1,010,699)
Japanese Yen	Long	12/17/14	MS	20,423,001	21,845,722	(1,422,721)
New Zealand Dollar	Long	12/17/14	GS	3,472,573	3,477,783	(5,210)
New Zealand Dollar	Long	12/17/14	MS	48,214,924	50,945,266	(2,730,342)
Norwegian Krone	Long	12/17/14	GS	11,035,927	11,604,539	(568,612)
Norwegian Krone	Long	12/17/14	MS	26,406,109	28,246,375	(1,840,266)
Singapore Dollar	Long	12/17/14	GS	2,168,560	2,188,867	(20,307)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

						Unrealized
				Receivable		Gain/
Foreign Currency	Position	Settlement Date	Counterparty	Amount	Payable Amount	(Loss)
Singapore Dollar	Long	12/17/14	MS	$9,995,988	$10,217,621	$(221,633)
Swedish Krona	Long	12/17/14	GS	7,795,256	8,021,166	(225,910)
Swedish Krona	Long	12/17/14	MS	7,159,987	7,387,392	(227,405)
Swiss Franc	Long	12/17/14	GS	2,818,124	2,844,218	(26,094)
Swiss Franc	Long	12/17/14	MS	956,727	973,110	(16,383)
Australian Dollar	Short	12/17/14	GS	6,688,084	6,548,701	139,383
Australian Dollar	Short	12/17/14	MS	15,970,238	15,226,686	743,552
British Pound	Short	12/17/14	GS	8,120,294	7,971,619	148,675
British Pound	Short	12/17/14	MS	8,000,703	7,938,480	62,223
Canadian Dollar	Short	12/17/14	GS	2,585,803	2,541,697	44,106
Canadian Dollar	Short	12/17/14	MS	11,490,216	11,370,682	119,534
Euro	Short	12/17/14	GS	2,242,901	2,172,595	70,306
Euro	Short	12/17/14	MS	38,081,536	36,878,526	1,203,010
Japanese Yen	Short	12/17/14	GS	2,361,331	2,259,122	102,209
Japanese Yen	Short	12/17/14	MS	519,548	491,300	28,248
New Zealand Dollar	Short	12/17/14	GS	56,630,280	53,408,386	3,221,894
New Zealand Dollar	Short	12/17/14	MS	1,558,731	1,523,101	35,630
Norwegian Krone	Short	12/17/14	GS	2,513,158	2,393,381	119,777
Norwegian Krone	Short	12/17/14	MS	14,201,335	13,474,669	726,666
Singapore Dollar	Short	12/17/14	GS	32,598,270	31,807,167	791,103
Singapore Dollar	Short	12/17/14	MS	1,072,365	1,055,203	17,162
Swedish Krona	Short	12/17/14	GS	33,365,954	32,030,506	1,335,448
Swedish Krona	Short	12/17/14	MS	12,208,421	11,930,683	277,738
Swiss Franc	Short	12/17/14	GS	28,576,881	27,339,970	1,236,911
Swiss Franc	Short	12/17/14	MS	12,980,068	12,379,136	600,932

			Totals	$543,117,297	$542,971,226	$146,071

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

INVESTMENT DEFINITIONS AND ABBREVIATIONS:
REIT:	Real Estate Investment Trust
TIPS:	Treasury Inflation-Protected Securities

CURRENCY ABBREVIATIONS:

AUD:	Australian Dollar
CAD:	Canadian Dollar
EUR:	Euro
GBP:	British Pound
HKD:	Hong Kong Dollar
JPY:	Japanese Yen
USD:	U.S. Dollar

COUNTERPARTY ABBREVIATIONS:

MS:	Morgan Stanley
GS:	Goldman Sachs Group, Inc.
OTC:	Over-the-counter

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

	AMG FQ			AMG FQ Global
	Tax-Managed	AMG FQ U.S.	AMG FQ Global	Risk-Balanced
	U.S. Equity Fund	Equity Fund	Alternatives Fund	Fund
Assets:
Investments at value* (including securities on loan valued at $1,254,944, $971,701, $0, and $9,249,886, respectively)	$63,113,122	$68,576,152	$61,876,608	$78,829,692
Repurchase agreements at value**	1,285,537	1,033,368	—	9,502,507
Foreign currency***	—	—	—	1,013
Cash collateral for financial derivative instruments	—	77,000	6,230,000	—
Receivable for Fund shares sold	200,211	1,932	21,372	7,582
Dividends, interest and other receivables	46,396	53,407	486	25,155
Receivable for variation margin on futures contracts	—	2,280	263,713	839,573
Receivable for investments sold	—	79,955	—	—
Receivable from affiliate	2,655	2,787	45,467	13,458
Unrealized appreciation on forward foreign currency contracts	—	—	11,024,507	—
Prepaid expenses	4,517	8,993	10,533	8,832
Total assets	64,652,438	69,835,874	79,472,686	89,227,812
Liabilities:
Payable upon return of securities loaned	1,285,537	1,033,368	—	9,502,507
Payable for collateral on financial derivative instruments	—	—	3,200,000	—
Payable for Fund shares repurchased	61,253	18,913	227,717	117,263
Due to custodian	—	79,955	—	—
Written options (premiums received $0, $694,579, $0 and $939,802, respectively)	—	1,054,280	—	1,091,137
Payable for variation margin on futures contracts	—	—	593,303	41,188
Unrealized depreciation on forward foreign currency contracts	—	—	10,878,436	—
Payable for investments purchased	—	—	—	174,226
Accrued expenses:
Investment management and advisory fees	42,386	19,518	98,901	39,375
Shareholder servicing fees - Investor Class	—	—	4,160	466
Shareholder servicing fees - Service Class	—	—	—	964
Administrative fees	—	13,942	14,544	16,406
Distribution fees - Investor Class	2,166	5,326	5,200	466
Trustees fees and expenses	111	78	416	433
Other	34,496	43,874	59,824	40,863
Total liabilities	1,425,949	2,269,254	15,082,501	11,025,294
Net Assets	$63,226,489	$67,566,620	$64,390,185	$78,202,518
* Investments at cost	$42,443,017	$57,481,799	$54,730,502	$81,475,871
** Repurchase agreements at cost	$1,285,537	$1,033,368	—	$9,502,507
*** Foreign currency at cost	—	—	—	$1,019

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG FQ			AMG FQ Global
	Tax-Managed	AMG FQ U.S.	AMG FQ Global	Risk-Balanced
	U.S. Equity Fund	Equity Fund	Alternatives Fund	Fund
Net Assets Represent:
Paid-in capital	$56,707,225	$56,714,014	$58,733,018	$89,645,869
Undistributed net investment income (loss)	157,508	7,147	(466,097)	2,157,962
Accumulated net realized gain (loss) from investments, options, futures and foreign currency transactions	(14,308,349)	108,393	(626,162)	(10,965,264)
Net unrealized appreciation (depreciation) of investments, options, futures and foreign currency translations	20,670,105	10,737,066	6,749,426	(2,636,049)
Net Assets	$63,226,489	$67,566,620	$64,390,185	$78,202,518
Investor Class:
Net Assets	$12,540,957	$25,930,760	$24,149,518	$2,228,085
Shares outstanding	531,783	1,507,747	2,966,172	160,956
Net asset value, offering and redemption price per share	$23.58	$17.20	$8.14	$13.84
Service Class:
Net Assets	n/a	n/a	$31,390,455	$2,537,246
Shares outstanding	n/a	n/a	3,846,679	181,534
Net asset value, offering and redemption price per share	n/a	n/a	$8.16	$13.98
Institutional Class:
Net Assets	$50,685,532	$41,635,860	$8,850,212	$73,437,187
Shares outstanding	2,151,185	2,418,450	1,081,818	5,239,595
Net asset value, offering and redemption price per share	$23.56	$17.22	$8.18	$14.02

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2014

	AMG FQ			AMG FQ Global
	Tax-Managed	AMG FQ U.S.	AMG FQ Global	Risk-Balanced
	U.S. Equity Fund	Equity Fund	Alternatives Fund	Fund
Investment Income:
Dividend income	$780,990	$1,239,770	$446,894	$2,117,560
Interest income	85	—	28,384	6,418
Securities lending income	1,447	7,323	1,258	107,404
Total investment income	782,522	1,247,093	476,536	2,231,382
Expenses:
Investment management and advisory fees	479,304	227,919	1,547,112	506,329
Administrative fees	—	162,799	227,516	210,970
Distribution fees - Investor Class	20,061	62,271	98,294	9,084
Shareholder servicing fees - Investor Class	—	—	77,372	9,084
Shareholder servicing fees - Service Class	—	—	51,652	2,284
Professional fees	30,612	31,808	31,424	51,763
Transfer agent	22,062	28,317	3,258	16,322
Registration fees	30,490	33,400	49,888	46,887
Reports to shareholders	11,175	16,408	32,241	20,691
Custodian	7,717	13,804	6,668	5,754
Trustees fees and expenses	2,039	2,418	2,515	3,234
Miscellaneous	2,111	2,431	3,653	1,745
Expense repayments	292	4,993	—	—
Total expenses before offsets	605,863	586,568	2,131,593	884,147
Expense waiver	—	—	(6,088)	(5,954)
Expense reimbursements	(27,397)	(9,528)	(593,356)	(112,131)
Net expenses	578,466	577,040	1,532,149	766,062
Net investment income (loss)	204,056	670,053	(1,055,613)	1,465,320
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	4,366,025	6,383,140	5,455,351	(3,551,954)
Net realized gain (loss) on futures contracts	—	33,664	(9,768,910)	9,076,679
Net realized gain on foreign currency transactions	—	—	4,717,773	17,378
Net realized gain on written options	—	1,399,955	—	1,808,027
Net change in unrealized appreciation (depreciation) of investments	4,758,305	374,633	(1,986,989)	(984,989)
Net change in unrealized appreciation (depreciation) of futures contracts	—	(4,848)	327,274	(3,147,895)
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	363,883	(3,994)
Net change in unrealized appreciation (depreciation) on written options	—	(432,396)	—	(96,422)
Net realized and unrealized gain (loss)	9,124,330	7,754,148	(891,618)	3,116,830
Net increase (decrease) in net assets resulting from operations	$9,328,386	$8,424,201	$(1,947,231)	$4,582,150

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended October 31,

	AMG FQ Tax-Managed		AMG FQ U.S.
	U.S. Equity Fund		Equity Fund
	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$204,056	$265,978	$670,053	$861,768
Net realized gain on investments, options and futures	4,366,025	5,319,200	7,816,759	5,506,743
Net change in unrealized appreciation (depreciation) of investments, options and futures	4,758,305	6,683,434	(62,611)	5,835,124
Net increase in net assets resulting from operations	9,328,386	12,268,612	8,424,201	12,203,635
Distributions to Shareholders:
From net investment income:
Investor Class	(8,882)	(45,496)	(184,111)	(217,396)
Institutional Class	(145,414)	(329,833)	(457,090)	(638,539)
Total distributions to shareholders	(154,296)	(375,329)	(641,201)	(855,935)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	4,520,547	(5,096,506)	(1,279,198)	2,180,618
Total increase in net assets	13,694,637	6,796,777	6,503,802	13,528,318
Net Assets:
Beginning of year	49,531,852	42,735,075	61,062,818	47,534,500
End of year	$63,226,489	$49,531,852	$67,566,620	$61,062,818
End of year undistributed net investment income	$157,508	$107,748	$7,147	$22,286

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31,

	AMG FQ Global		AMG FQ Global
	Alternatives Fund		Risk-Balanced Fund
	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(1,055,613)	$(1,843,313)	$1,465,320	$789,124
Net realized gain on investments, futures and foreign currency transactions	404,214	8,304,238	7,350,130	179,130
Net change in unrealized appreciation (depreciation) of investments, futures and foreign currency translations	(1,295,832)	(9,464,913)	(4,233,300)	593,316
Net increase (decrease) in net assets resulting from operations	(1,947,231)	(3,003,988)	4,582,150	1,561,570
Distributions to Shareholders:
From net investment income:
Investor Class	(3,442,996)	(1,998,827)	—	(352,805)
Service Class	(2,525,748)	(922,404)	—	(399,327)
Institutional Class	(1,557,194)	(570,386)	—	(3,193,560)
Total distributions to shareholders	(7,525,938)	(3,491,617)	—	(3,945,692)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(44,975,030)	(196,130,478)	(26,162,709)	(21,786,490)
Total decrease in net assets	(54,448,199)	(202,626,083)	(21,580,559)	(24,170,612)
Net Assets:
Beginning of year	118,838,384	321,464,467	99,783,077	123,953,689
End of year	$64,390,185	$118,838,384	$78,202,518	$99,783,077
End of year undistributed net investment income (loss)	$(466,097)	$7,349,905	$2,157,962	—

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$20.02	$15.37	$13.63	$12.47	$10.01
Income from Investment Operations:
Net investment income (loss)[1]	0.03	0.06 [4]	0.05 [6]	(0.01)	0.02
Net realized and unrealized gain on investments[1]	3.55	4.71	1.69	1.18	2.44
Total from investment operations	3.58	4.77	1.74	1.17	2.46
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.12)	—	(0.01)	—
Net Asset Value, End of Year	$23.58	$20.02	$15.37	$13.63	$12.47
Total Return[2]	17.91%	31.31%	12.77%	9.40%	24.58%
Ratio of net expenses to average net assets (with offsets/reductions)	1.24%	1.26%[5]	1.24%	1.24%	1.24%
Ratio of expenses to average net assets (with offsets)	1.24%	1.26%[5]	1.24%	1.24%	1.24%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.29%	1.35%[5]	1.39%	1.36%	1.44%
Ratio of net investment income (loss) to average net assets[2]	0.13%	0.35%[5]	0.35%	(0.07)%	0.22%
Portfolio turnover	45%	49%	36%	40%	81%
Net assets at end of year (000’s omitted)	$12,541	$6,324	$3,026	$3,049	$4,116

	For the fiscal years ended October 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$19.99	$15.33	$13.58	$12.43	$9.98
Income from Investment Operations:
Net investment income[1]	0.09	0.11 [4]	0.09 [6]	0.02	0.05
Net realized and unrealized gain on investments[1]	3.54	4.70	1.67	1.19	2.43
Total from investment operations	3.63	4.81	1.76	1.21	2.48
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.15)	(0.01)	(0.06)	(0.03)
Net Asset Value, End of Year	$23.56	$19.99	$15.33	$13.58	$12.43
Total Return[2]	18.22%[7]	31.65%[7]	13.00%	9.70%	24.92%
Ratio of net expenses to average net assets (with offsets/reductions)	0.99%	1.01%[5]	0.99%	0.99%	0.99%
Ratio of expenses to average net assets (with offsets)	0.99%	1.01%[5]	0.99%	0.99%	0.99%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.04%	1.10%[5]	1.14%	1.11%	1.19%
Ratio of net investment income to average net assets[2]	0.40%	0.62%[5]	0.60%	0.18%	0.45%
Portfolio turnover	45%	49%	36%	40%	81%
Net assets at end of year (000’s omitted)	$50,686	$43,207	$36,884	$35,741	$39,420

AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$15.23	$12.29	$11.30	$10.29	$8.93
Income from Investment Operations:
Net investment income	0.14 [1]	0.19 [1,4]	0.22 [1]	0.09 [1]	0.10
Net realized and unrealized gain on investments	1.95 [1]	2.94 [1]	1.07 [1]	1.01 [1]	1.37
Total from investment operations	2.09	3.13	1.29	1.10	1.47
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.19)	(0.30)	(0.09)	(0.11)
Net Asset Value, End of Year	$17.20	$15.23	$12.29	$11.30	$10.29
Total Return[2]	13.76%	25.66%	11.50%	10.72%	16.57%
Ratio of net expenses to average net assets (with offsets/reductions)	1.04%	1.06%[8]	1.04%	1.04%[9]	1.04%
Ratio of expenses to average net assets (with offsets)	1.04%	1.06%[8]	1.04%	1.04%[9]	1.04%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.05%	1.10%[8]	1.15%	1.13%[9]	1.15%
Ratio of net investment income to average net assets[2]	0.88%	1.37%[8]	1.84%	0.83%[9]	0.98%
Portfolio turnover	87%	91%	132%	138%	117%
Net assets at end of year (000’s omitted)	$25,931	$23,103	$12,764	$12,966	$18,755

	For the fiscal years ended October 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$15.27	$12.34	$11.38	$10.35	$8.99
Income from Investment Operations:
Net investment income	0.18 [1]	0.24 [1,4]	0.25 [1]	0.12 [1]	0.13
Net realized and unrealized gain on investments	1.96 [1]	2.93 [1]	1.07 [1]	1.03 [1]	1.37
Total from investment operations	2.14	3.17	1.32	1.15	1.50
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.24)	(0.36)	(0.12)	(0.14)
Net Asset Value, End of Year	$17.22	$15.27	$12.34	$11.38	$10.35
Total Return[2]	14.05%	26.00%	11.78%	11.12%	16.75%
Ratio of net expenses to average net assets (with offsets/reductions)	0.79%	0.81%[8]	0.79%	0.79%[9]	0.79%
Ratio of expenses to average net assets (with offsets)	0.79%	0.81%[8]	0.79%	0.79%[9]	0.79%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.80%	0.85%[8]	0.90%	0.88%[9]	0.90%
Ratio of net investment income to average net assets[2]	1.13%	1.73%[8]	2.09%	1.08%[9]	1.22%
Portfolio turnover	87%	91%	132%	138%	117%
Net assets at end of year (000’s omitted)	$41,636	$37,960	$34,231	$33,250	$32,309

AMG FQ Global Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$8.90	$9.17	$9.30	$10.24	$9.96
Income (Loss) from Investment Operations:
Net investment loss[1]	(0.11)	(0.12)	(0.12)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments[1]	(0.07)	— #	(0.01)	(0.80)	0.42
Total from investment operations	(0.18)	(0.12)	(0.13)	(0.94)	0.28
Less Distributions to Shareholders from:
Net investment income	(0.58)[10]	(0.15)[10]	—	—	—
Net Asset Value, End of Year	$8.14	$8.90	$9.17	$9.30	$10.24
Total Return[2]	(2.07)%[7]	(1.28)%[7]	(1.40)%	(9.18)%[7]	2.81%[7]
Ratio of net expenses to average net assets (with offsets/reductions)	1.88%	1.90%[11]	1.92%	1.92%[12]	1.91%
Ratio of expenses to average net assets (with offsets)	1.88%	1.90%[11]	1.92%	1.92%[12]	1.92%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.54%	2.65%[11]	2.65%	2.58%[12]	2.55%
Ratio of net investment loss to average net assets[2]	(1.35)%	(1.37)%[11]	(1.35)%	(1.47)%[12]	(1.39)%
Portfolio turnover	—	—	—	12%	17%
Net assets at end of year (000’s omitted)	$24,150	$58,165	$237,013	$362,659	$518,118

					For the fiscal period ended
	For the fiscal years ended October 31,
Service Class	2014	2013	2012	2011	October 31, 2010##
Net Asset Value, Beginning of Period	$8.93	$9.25	$9.36	$10.27	$9.97
Income from Investment Operations:
Net investment loss[1]	(0.09)	(0.09)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments[1]	(0.06)	— #	(0.01)	(0.80)	0.40
Total from investment operations	(0.15)	(0.09)	(0.11)	(0.91)	0.30
Less Distributions to Shareholders from:
Net investment income	(0.62)[10]	(0.23)[10]	—	—	—
Net Asset Value, End of Period	$8.16	$8.93	$9.25	$9.36	$10.27
Total Return[2]	(1.69)%[7]	(1.02)%	(1.18)%	(8.86)%	3.01%[13]
Ratio of net expenses to average net assets (with offsets/reductions)	1.58%	1.60%[11]	1.62%	1.63%[12]	1.70%[14]
Ratio of expenses to average net assets (with offsets)	1.58%	1.60%[11]	1.62%	1.63%[12]	1.70%[14]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.24%	2.35%[11]	2.35%	2.29%[12]	2.36%[14]
Ratio of net investment loss to average net assets[2]	(1.06)%	(1.03)%[11]	(1.05)%	(1.18)%[12]	(1.17)%[14]
Portfolio turnover	—	—	—	12%	17%
Net assets at end of period (000’s omitted)	$31,390	$39,060	$44,587	$43,870	$18,049

AMG FQ Global Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,				For the fiscal period ended
Institutional Class	2014	2013	2012	2011	October 31, 2010##
Net Asset Value, Beginning of Period	$8.96	$9.28	$9.38	$10.28	$9.97
Income (Loss) from Investment Operations:
Net investment loss[1]	(0.08)	(0.08)	(0.08)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments[1]	(0.06)	0.01	(0.02)	(0.80)	0.39
Total from investment operations	(0.14)	(0.07)	(0.10)	(0.90)	0.31
Less Distributions to Shareholders from:
Net investment income	(0.64)[10]	(0.25)[10]	—	—	—
Net Asset Value, End of Period	$8.18	$8.96	$9.28	$9.38	$10.28
Total Return[2]	(1.62)%[7]	(0.77)%[7]	(1.07)%	(8.75)%[7]	3.11%[7,13]
Ratio of net expenses to average net assets (with offsets/reductions)	1.43%	1.45%[11]	1.47%	1.48%[12]	1.48%[14]
Ratio of expenses to average net assets (with offsets)	1.43%	1.45%[11]	1.47%	1.48%[12]	1.48%[14]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.09%	2.20%[11]	2.20%	2.14%[12]	2.14%[14]
Ratio of net investment loss to average net assets[2]	(0.91)%	(0.89)%[11]	(0.90)%	(1.03)%[12]	(0.95)%[14]
Portfolio turnover	—	—	—	12%	17%
Net assets at end of period (000’s omitted)	$8,850	$21,613	$24,242	$31,045	$25,856

AMG FQ Global Risk-Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,				For the fiscal period ended
Investor Class	2014	2013	2012	2011	October 31, 2010*
Net Asset Value, Beginning of Period	$13.14	$13.36	$12.80	$12.73	$11.36
Income from Investment Operations:
Net investment income (loss)[1]	0.17	0.03	(0.04)	0.01	(0.07)
Net realized and unrealized gain on investments[1]	0.53	0.13	1.11	0.62	1.44
Total from investment operations	0.70	0.16	1.07	0.63	1.37
Less Distributions to Shareholders from:
Net investment income	—	(0.38)[10]	(0.51)[10]	(0.56)[10]	—
Net Asset Value, End of Period	$13.84	$13.14	$13.36	$12.80	$12.73
Total Return[2]	5.33%	1.16%	8.67%[7]	5.23%[7]	12.06%[7,13]
Ratio of net expenses to average net assets (with offsets/reductions)	1.38%	1.41%[15]	1.44%	1.47%	1.46%[14]
Ratio of expenses to average net assets (with offsets)	1.38%	1.41%[15]	1.44%	1.47%	1.46%[14]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.52%	1.55%[15]	1.50%	1.49%	1.54%[14]
Ratio of net investment income (loss) to average net assets[2]	1.30%	0.25%[15]	(0.32)%	0.06%	(0.72)%[14]
Portfolio turnover	5%	36%	43%	80%	127%
Net assets at end of period (000’s omitted)	$2,228	$5,520	$13,043	$7,824	$6,517

	For the fiscal years ended October 31,				For the fiscal period ended
Service Class	2014	2013	2012	2011	October 31, 2010*
Net Asset Value, Beginning of Period	$13.21	$13.44	$12.86	$12.77	$11.36
Income from Investment Operations:
Net investment income (loss)[1]	0.23	0.08	(0.02)	0.03	(0.04)
Net realized and unrealized gain on investments[1]	0.54	0.14	1.15	0.62	1.45
Total from investment operations	0.77	0.22	1.13	0.65	1.41
Less Distributions to Shareholders from:
Net investment income	—	(0.45)[10]	(0.55)[10]	(0.56)[10]	—
Net Asset Value, End of Period	$13.98	$13.21	$13.44	$12.86	$12.77
Total Return[2]	5.83%	1.61%	9.11%	5.44%	12.41%[13]
Ratio of net expenses to average net assets (with offsets/reductions)	0.96%	0.99%[15]	0.99%	1.15%	1.17%[14]
Ratio of expenses to average net assets (with offsets)	0.96%	0.99%[15]	0.99%	1.15%	1.17%[14]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.10%	1.13%[15]	1.08%	1.17%	1.25%[14]
Ratio of net investment income (loss) to average net assets[2]	1.72%	0.63%[15]	(0.14)%	0.24%	(0.43)%[14]
Portfolio turnover	5%	36%	43%	80%	127%
Net assets at end of period (000’s omitted)	$2,537	$5,844	$11,738	$1,103	$217

AMG FQ Global Risk-Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Institutional Class	2014	2013	2012	2011	2010**
Net Asset Value, Beginning of Year	$13.23	$13.47	$12.88	$12.77	$11.16
Income from Investment Operations:
Net investment income (loss)[1]	0.24	0.10	0.03	0.08	(0.01)
Net realized and unrealized gain on investments[1]	0.55	0.12	1.12	0.61	1.72
Total from investment operations	0.79	0.22	1.15	0.69	1.71
Less Distributions to Shareholders from:
Net investment income	—	(0.46)[10]	(0.56)[10]	(0.58)[10]	(0.10)
Net Asset Value, End of Year	$14.02	$13.23	$13.47	$12.88	$12.77
Total Return[2]	5.97%	1.61%	9.29%	5.70%[7]	15.41%[7]
Ratio of net expenses to average net assets (with offsets/reductions)	0.88%	0.91%[15]	0.94%	0.97%	0.97%
Ratio of expenses to average net assets (with offsets)	0.88%	0.91%[15]	0.94%	0.97%	0.97%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.02%	1.05%[15]	1.00%	0.99%	1.05%
Ratio of net investment income (loss) to average net assets[2]	1.76%	0.75%[15]	0.20%	0.64%	(0.09)%
Portfolio turnover	5%	36%	43%	80%	127%
Net assets at end of year (000’s omitted)	$73,437	$88,419	$99,173	$86,935	$93,903

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

#	Rounds to less than $0.01 per share or 0.01%.
##	Commenced operations on January 1, 2010.
*	Investor Class and Service Class shares commenced operations on January 1, 2010.
**	Effective January 1, 2010, existing shares of AMG FQ Global Risk-Balanced Fund were reclassified and redesignated as Institutional Class shares.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $0.00 and $0.05 for AMG FQ Tax-Managed U.S. Equity Fund’s Investor Class and Institutional Class, respectively, and $0.16 and $0.21 for AMG FQ U.S. Equity Fund’s Investor Class and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.025% and 0.024% of average net assets for the Investor Class and Institutional Class, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $0.01, and $0.05 for AMG FQ Tax-Managed U.S. Equity Fund’s Investor Class and Institutional Class Shares, respectively.
[7]	The total return is based on the Financial Statement Net Asset Values as shown above.
[8]	Includes non-routine extraordinary expenses amounting to 0.022% and 0.023% of average net assets for the Investor Class, and Institutional Class, respectively.
[9]	Excludes tax expense for the fiscal year ended October 31, 2011 of $2,454 or 0.01%.
[10]	The per share income distribution shown for the Institutional, Service, and Investor Class shares represents income derived primarily from foreign currency gains. (See Note 1(d)) of Notes to Financial Statements.)
[11]	Includes non-routine extraordinary expenses amounting to 0.020%, 0.018% and 0.020% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[12]	Includes interest expense for the fiscal year ended October 31, 2011, of $62,878 or 0.01%.
[13]	Not annualized.
[14]	Annualized.
[15]	Includes non-routine extraordinary expenses amounting to 0.026%, 0.023% and 0.026% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

46

Notes to Financial Statements

October 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (formerly Managers Trust I) (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed”) (formerly Managers AMG FQ Tax-Managed U.S. Equity Fund), AMG FQ U.S. Equity Fund (“U.S. Equity”) (formerly Managers AMG FQ U.S. Equity Fund), AMG FQ Global Alternatives Fund (“Global Alternatives”) (formerly Managers AMG FQ Global Alternatives Fund) and AMG FQ Global Risk-Balanced Fund (“Global Risk-Balanced”) (formerly Managers AMG FQ Global Essentials Fund), each a “Fund” and collectively the “Funds.”

Effective December 1, 2012, Class A shares of the Tax-Managed, U.S. Equity and Global Alternatives Funds were renamed Investor Class shares. On November 30, 2012, at the close of business, all outstanding Class C shares of the Tax-Managed, U.S. Equity and Global Alternatives Funds were automatically converted to a number of full and/or fractional Investor Class shares equal in value to the shareholder Class C shares of each respective Fund.

Tax-Managed and U.S. Equity each offer two classes of shares: Investor Class and Institutional Class. Global Alternatives and Global Risk-Balanced each offers three classes of shares: Investor Class, Service Class and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter (“OTC”) market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean price provided by an authorized pricing service. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except ETF’s, which are valued the same as equity securities.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that

47

Notes to Financial Statements (continued)

invests in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, option contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2014, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the fiscal year ended October 31, 2014, overdraft fees for Tax-Managed and U.S. Equity equaled $2 and $44, respectively.

The Trust held a shareholder meeting at which shareholders approved a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy statement and shareholder meeting are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for

48

Notes to Financial Statements (continued)

financial statement and tax purposes; these differences will reverse at some time in the future. The differences are due to wash sales, foreign currency, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2014 were as follows:

	Tax-Managed		U.S. Equity		Global Alternatives		Global Risk-Balanced
	2014	2013	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$154,296	$375,329	$641,201	$855,935	$7,525,504	$3,491,617	—	$3,945,692
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	434	—	—	—
Return of capital	—	—	—	—	—	—	—	—

Totals	$154,296	$375,329	$641,201	$855,935	$7,525,938	$3,491,617	—	$3,945,692

As of October 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Tax-Managed	U.S. Equity	Global Alternatives	Global Risk-Balanced
Capital loss carryforward	$14,308,121	$729,379	—	$10,666,235
Late-year loss deferral	—	—	$886,351	—
Undistributed ordinary income	157,508	7,147	—	2,068,554
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	—	3,586,865	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2014, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2014, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss
	Carryover Amounts		Expires
Fund	Short-Term	Long-Term	October 31,
Tax-Managed
(Pre-Enactment)	$14,308,121	—	2017
U.S. Equity
(Pre-Enactment)	$729,379	—	2017
Global Risk-Balanced
(Pre-Enactment)	$10,666,235	—	2017

For the fiscal year ended October 31, 2014, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
	Short-Term	Long-Term
Tax-Managed	$4,366,253		—
U.S. Equity	7,304,771		—
Global Alternatives	3,073,927		—
Global Risk-Balanced	4,385,031		—

49

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the fiscal years ended October 31, 2014 and October 31, 2013, the capital stock transactions by class for Tax-Managed, U.S. Equity, Global Alternatives and Global Risk-Balanced were as follows:

	Tax-Managed				U.S. Equity
	October 31, 2014		October 31, 2013		October 31, 2014		October 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares†	386,272	$8,486,117	205,826	$3,228,327	286,365	$4,693,895	705,035	$9,826,464
Reinvestment of distributions	344	7,388	2,390	36,540	11,048	182,960	15,831	214,473
Cost of shares repurchased	(170,687)	(3,673,280)	(89,202)	(1,494,904)	(306,778)	(5,050,651)	(242,438)	(3,364,257)

Net increase (decrease)	215,929	$4,820,225	119,014 [1]	$1,769,963 [1]	(9,365)	$(173,796)	478,428 [1]	$6,676,680 [1]

Class C:
Proceeds from sale of shares	—	—	46	$680	—	—	61	$731
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of shares repurchased	—	—	(190,519)	(2,841,267)	—	—	(44,041)	(545,096)

Net decrease	—	—	(190,473)[2]	$(2,840,587)[2]	—	—	(43,980)[2]	$(544,365)[2]

Institutional Class:
Proceeds from sale of shares	400,535	$8,695,253	235,286	$4,059,672	138,039	$2,237,936	105,723	$1,479,746
Reinvestment of distributions	6,540	139,886	20,620	314,047	27,209	448,821	46,517	623,273
Cost of shares repurchased	(416,905)	(9,134,817)	(500,175)	(8,399,601)	(233,359)	(3,792,159)	(440,096)	(6,054,716)

Net decrease	(9,830)	$(299,678)	(244,269)	$(4,025,882)	(68,111)	$(1,105,402)	(287,856)	$(3,951,697)

†	For the fiscal year ended October 31, 2013, 183,714 shares and $2,840,671 are included due to the conversion of Class C shares into Investor Class shares for Tax-Managed and 43,914 shares and $544,417 are included due to the conversion of Class C shares into Investor Class shares for U.S. Equity.
[1]	Effective December 1, 2012, all Class A shares were renamed Investor Class shares.
[2]	Effective December 1, 2012, all Class C shares converted to Investor Class shares.

	Global Alternatives				Global Risk-Balanced
	October 31, 2014		October 31, 2013		October 31, 2014		October 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares†	653,168	$5,445,323	4,690,722	$42,644,278	86,533	$1,189,918	135,790	$1,816,759
Reinvestment of distributions	382,414	3,143,440	179,330	1,617,558	—	—	26,780	352,700
Cost of shares repurchased	(4,606,759)	(38,006,355)	(24,188,615)	(218,773,799)	(345,704)	(4,665,337)	(718,516)	(9,297,354)

Net decrease	(3,571,177)	$(29,417,592)	(19,318,563)[1]	$(174,511,963)[1]	(259,171)	$(3,475,419)	(555,946)	$(7,127,895)

Class C:
Proceeds from sale of shares	—	—	485	$4,241	n/a	n/a	n/a	n/a
Reinvestment of distributions	—	—	—	—	n/a	n/a	n/a	n/a
Cost of shares repurchased	—	—	(1,768,034)	(15,520,802)	n/a	n/a	n/a	n/a

Net decrease	—	—	(1,767,549)[2]	$(15,516,561)[2]	n/a	n/a	n/a	n/a

50

Notes to Financial Statements (continued)

	Global Alternatives				Global Risk-Balanced
	October 31, 2014		October 31, 2013		October 31, 2014		October 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Service Class:
Proceeds from sale of shares	1,513,774	$12,457,664	2,680,416	$24,037,223	94,233	$1,331,001	485,265	$6,476,211
Reinvestment of distributions	281,457	2,313,572	101,432	915,925	—	—	30,275	399,327
Cost of shares repurchased	(2,320,808)	(19,361,407)	(3,229,606)	(29,276,547)	(355,211)	(4,688,878)	(946,436)	(12,572,020)

Net decrease	(525,577)	$(4,590,171)	(447,758)	$(4,323,399)	(260,978)	$(3,357,877)	(430,896)	$(5,696,482)

Institutional Class:
Proceeds from sale of shares	1,710,466	$14,093,245	1,772,695	$15,972,797	187,750	$2,519,242	788,526	$10,408,006
Reinvestment of distributions	168,735	1,388,688	62,451	564,557	—	—	235,952	3,116,920
Cost of shares repurchased	(3,210,880)	(26,449,200)	(2,033,565)	(18,315,909)	(1,631,080)	(21,848,655)	(1,705,440)	(22,487,039)

Net decrease	(1,331,679)	$(10,967,267)	(198,419)	$(1,778,555)	(1,443,330)	$(19,329,413)	(680,962)	$(8,962,113)

†	For the fiscal year ended October 31, 2013, 1,610,344 shares and $14,666,848 are included due to the conversion of Class C shares into Investor Class shares.
[1]	Effective December 1, 2012, all Class A shares were renamed Investor Class shares.
[2]	Effective December 1, 2012, all Class C shares converted to Investor Class shares.

At October 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the funds as follows: Tax-Managed—one owns 19% and Global Alternatives—three collectively own 50%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2014, the market value of repurchase agreements outstanding for Tax-Managed, U.S. Equity and Global Risk-Balanced was $1,285,537, $1,033,368 and $9,502,507, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as Investment Manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolios are managed by First Quadrant, L.P. (“First Quadrant”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in First Quadrant.

Tax-Managed is obligated by the Investment Management Agreement to pay a management fee to the Investment Manager at the annual rate of 0.85% of the

51

Notes to Financial Statements (continued)

average daily net assets of the Fund. Under the Investment Management Agreement with the Tax-Managed Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a reimbursement agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

U.S. Equity, Global Alternatives and Global Risk-Balanced are obligated by the Investment Management Agreement to pay a management fee to the Investment Manager at the annual rate of 0.35%, 1.70% and 0.60%, respectively, of the average daily net assets of the applicable Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as subadvisor.

The Investment Manager has contractually agreed, through at least March 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Tax-Managed, U.S. Equity and Global Risk-Balanced to 0.99%, 0.79% and 0.89%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the Investment Manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the Trust’s Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Effective July 1, 2013, the Investment Manager has contractually agreed through at least March 1, 2015, to waive management fees and/or reimburse Fund expenses in order to limit the Global Alternatives Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.44% of average daily net assets. Immediately prior to July 1, 2013, the Fund had a contractual expense limitation of 1.49%.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Funds’ contractual expense limitation amount. For the fiscal year ended October 31, 2014, each Fund’s components of reimbursement available are detailed in the following chart:

	Tax-Managed	U.S. Equity
Reimbursement Available - 10/31/13	$156,626	$113,315
Additional Reimbursements	27,397	9,528
Repayments	(292)	(4,993)
Expired Reimbursements	(54,466)	(40,466)

Reimbursement Available - 10/31/14	$129,265	$77,384

		Global
	Global	Risk-
	Alternatives	Balanced
Reimbursement Available - 10/31/13	$7,594,213	$218,608
Additional Reimbursements	593,356	112,131
Repayments	—	—
Expired Reimbursements	(3,907,033)	(24,770)

Reimbursement Available - 10/31/14	$4,280,536	$305,969

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the fiscal year ended October 31, 2014, the management fee for Global Alternatives and Global Risk-Balanced was reduced by $6,088 or 0.01% and $5,954 or 0.01%, respectively.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

Prior to January 1, 2013, the aggregate annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Funds are distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter

52

Notes to Financial Statements (continued)

for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares, and, through November 30, 2012, Class C shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares and, through November 30, 2012, up to 1.00% annually of each Fund’s average daily net assets attributable to the Class C shares.

For each of the Investor and Service Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping and account servicing services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2014 was as follows:

	Maximum	Actual
	Amount	Amount
Fund	Allowed	Incurred
Tax-Managed
Investor Class	n/a	n/a
U.S. Equity
Investor Class	n/a	n/a
Global Alternatives
Investor Class	0.20%	0.20%
Service Class	0.25%	0.15%
Global Risk-Balanced
Investor Class	0.25%	0.25%
Service Class	0.25%	0.08%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended October 31, 2014, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Tax-Managed lent varying amounts not exceeding $1,220,158 for nine days earning interest of $85, Global Alternatives lent varying amounts not exceeding $4,863,765 for three days earning interest of $165 and Global Risk-Balanced lent varying amounts not exceeding $1,268,508 for ten days earning interest of $100. The interest amount is included in the Statement of Operations as interest income. At October 31, 2014, the Funds had no loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2014, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Tax-Managed	$29,099,977	$25,008,275
U.S. Equity	56,280,000	58,098,209
Global Alternatives	—	12,888,336
Global Risk-Balanced	3,325,683	16,987,112

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended October 31, 2014.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any

53

Notes to Financial Statements (continued)

deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At October 31, 2014, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Tax-Managed	$1,254,944	$1,285,537
U.S. Equity	971,701	1,033,368
Global Risk-Balanced	9,249,886	9,502,507

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to the Schedules of Portfolio Investments. For the fiscal year ended October 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	U.S.	Global	Global
	Equity	Alternatives	Risk-Balanced
Financial futures contracts:
Average number of contracts purchased	2	944	845
Average number of contracts sold	—	1,216	—
Average notional value of contracts purchased	$186,834	$129,223,731	$89,436,611
Average notional value of contracts sold	—	$152,334,264	—
Foreign currency exchange contracts:
Average US dollar amounts purchased/sold	—	$609,330,576	—
Options:
Average notional value of option contracts purchased	$242,421	—	$447,277
Average notional value of option contracts written	$587,111	—	$695,681

8. FORWARD FOREIGN CURRENCY CONTRACTS

During the fiscal year ended October 31, 2014, Global Alternatives invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9. FUTURES CONTRACTS

U.S. Equity entered into equity index futures contracts with the objective of maintaining exposure to equity stock markets while maintaining liquidity. Global Alternatives and Global Risk-Balanced entered into futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices). The Funds purchased and sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For OTC futures, daily variation margin is not required. The Fund recognizes a realized

54

Notes to Financial Statements (continued)

gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

10. OPTIONS

For the fiscal year ended October 31, 2014, U.S. Equity and Global Risk-Balanced entered into OTC transactions involving interest rate caps and floors, swap contracts, or purchased and written (sold) options in order to manage their exposure to credit, currency, equity, interest rate and inflation risk.

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. U.S. Equity and Global Risk-Balanced, as writer of written options, bears the risk of an unfavorable change in the market value of the instrument underlying the written option. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

11. EXCHANGE TRADED NOTES

Global Risk-Balanced invests in Exchange Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. There are no periodic interest payments, and principal is not protected. The Fund could lose some or all of the amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays the Fund a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s fee. ETNs are subject to the risk of a breakdown in the futures markets that they use. As a means to obtain commodity exposure, the Fund invests in ETNs linked to commodity indices. The Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors.

12. MARKET, CREDIT AND COUNTERPARTY RISKS

In the normal course of business, Global Alternatives and Global Risk-Balanced invest in securities and enter into transactions where risks exist due to market fluctuations and are exposed to credit risk with parties with whom it trades (issuers or counterparties). Market prices of investments held by the Funds may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. Each Fund may be exposed to credit or counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default or not perform under the contract. The Fund minimizes credit risk and counterparty risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and the respective counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of the ISDA Master Agreement, which requires accelerated settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

13. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, repurchase agreements and derivative instruments, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

55

Notes to Financial Statements (continued)

The following tables are a summary of the Funds’ open repurchase agreements and derivative instruments that are subject to a master netting agreements as of October 31, 2014:

	Net Amounts of Assets Presented	Gross Amount Not Offset in the Statement of Assets and Liabilities
	in the Statement
	of Assets and	Financial Instruments	Cash Collateral
Fund	Liabilities	Collateral	Received	Net Amount
Tax-Managed
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Nomura Securities International, Inc.	285,537	285,537	—	—

Total	$1,285,537	$1,285,537	—	—

U.S. Equity
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Nomura Securities International, Inc.	33,368	33,368	—	—

Total	$1,033,368	$1,033,368	—	—

Global Alternatives
Goldman Sachs & Co.	$7,209,812	$3,140,609	$3,200,000	$869,203
Morgan Stanley & Company LLC	3,814,695	3,814,695	—	—

Total	$11,024,507	$6,955,304	$3,200,000	$869,203

Global Risk-Balanced
Cantor Fitzgerald Securities, Inc.	$2,256,848	$2,256,848	—	—
Citigroup Global Markets America, Inc.	475,115	475,115	—	—
Daiwa Capital Markets America	2,256,848	2,256,848	—	—
Nomura Securities International, Inc.	2,256,848	2,256,848	—	—
State of Wisconsin Investment Board	2,256,848	2,256,848	—	—

Total	$9,502,507	$9,502,507	—	—

	Net Amounts of Liabilities Presented	Gross Amount Not Offset in the Statement of Assets and Liabilities
	in the Statement
	of Assets and	Financial	Cash Collateral
Fund	Liabilities	Instruments Collateral	Pledged	Net Amount
Global Alternatives
Goldman Sachs & Co.	$3,140,609	$3,140,609	—	—
Morgan Stanley & Company LLC	7,737,827	3,814,695	$3,030,000	$893,132

Total	$10,878,436	$6,955,304	$3,030,000	$893,132

14. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

56

Tax Information (unaudited)

The AMG FQ Tax-Managed U.S. Equity, AMG FQ U.S. Equity, AMG FQ Global Alternatives and AMG FQ Global Risk-Balanced Funds each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013/2014 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG FQ Tax-Managed U.S. Equity, AMG FQ U.S. Equity, AMG FQ Global Alternatives and AMG FQ Global Risk-Balanced Funds each hereby designate $0, $0, $3,587,299 and $0, respectively, as a capital gain distribution with respect to the taxable year ended October 31, 2014, or if subsequently determined to be different, the net capital gains of such fiscal year.

57

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND THE SHAREHOLDERS OF AMG FQ TAX-MANAGED U.S. EQUITY FUND, AMG FQ U.S. EQUITY FUND, AMG FQ GLOBAL ALTERNATIVES FUND AND AMG FQ GLOBAL RISK-BALANCED FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG FQ Tax-Managed U.S. Equity Fund (formerly, Managers AMG FQ Tax-Managed U.S. Equity Fund), AMG FQ U.S. Equity Fund (formerly Managers AMG FQ U.S. Equity Fund), AMG FQ Global Alternatives Fund (formerly Managers AMG FQ Global Alternatives Fund) and AMG FQ Global Risk-Balanced Fund (formerly Managers AMG FQ Global Essentials Fund) (the “Funds”) at October 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 29, 2014

58

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012	Bruce B. Bingham, 12/1/48

• Oversees 43 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 9/23/41

• Trustee since 2000 • Oversees 43 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2000	Edward J. Kaier, 9/23/45

• Oversees 43 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Kurt A. Keilhacker, 10/5/63

• Oversees 45 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

• Trustee since 2000	Steven J. Paggioli, 4/3/50

• Oversees 43 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 2/2/46

• Oversees 43 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 2000	Eric Rakowski, 6/5/58

• Oversees 45 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 8/11/65

• Oversees 45 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

• Trustee since 2000	Thomas R. Schneeweis, 5/10/47

• Oversees 43 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (25 portfolios) (2010-Present).

59

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011	Christine C. Carsman, 4/2/52

• Oversees 45 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers

Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years

• President since 2014	Jeffrey T. Cerutti, 2/7/68

• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011	Lewis Collins, 2/22/66

• Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Secretary, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds III, AMG Funds and AMG Funds II (2007-Present); Treasurer, Principal Financial Officer and Principal Accounting Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010	John J. Ferencz, 3/9/62 Vice President, Legal and Compliance, AMG Funds LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President and Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 3/15/74

Senior Vice President, Chief Compliance Officer, Legal and Compliance, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

60

Annual Renewal of Investment Management and Subadvisory Agreements (unaudited)

At an in-person meeting held on June 19-20, 2014, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of AMG FQ U.S. Equity Fund (formerly Managers AMG FQ U.S. Equity Fund), AMG FQ Tax-Managed U.S. Equity Fund (formerly Managers AMG FQ Tax-Managed U.S. Equity Fund), AMG FQ Global Alternatives Fund (formerly Managers AMG FQ Global Alternatives Fund) and AMG FQ Global Risk-Balanced Fund (formerly Managers AMG FQ Global Essentials Fund) (each a “Fund”) and the Subadvisory Agreement with respect to each Fund. The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each a “Peer Group”), performance information for the relevant benchmark index for each Fund (each a “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 19-20, 2014, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of the Investment Manager’s duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadvisor, the Investment Manager: performs periodic detailed analysis and reviews of the performance by the Subadvisor of its obligations to each Fund, including without limitation a review of the Subadvisor’s investment performance in respect of each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor; assists the Board and management of the Trust in developing and reviewing information with respect to the annual consideration of each Subadvisory Agreement; prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor; identifies potential successors to or replacements of the Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadvisor with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of

61

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

PERFORMANCE.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition, as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG FQ U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2014 was below, above, above and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s recent underperformance. The Trustees noted that the Fund ranked in the top quintile relative to its Peer Group for the 10-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

With respect to AMG FQ Tax-Managed U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2014 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees also took into account management’s discussion of the Fund’s performance. The Trustees noted that the Fund ranked in the top decile relative to its Peer Group for all relevant time periods. The Trustees concluded that the Fund’s performance has been satisfactory.

With respect to AMG FQ Global Alternatives Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Investor Class shares for the 1-year, 3-year and 5-year periods ended March 31, 2014 and the period from the Fund’s inception on March 30, 2006 through March 31, 2014 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Citigroup 1-Month U.S. Treasury Bill Index. The Trustees took into account management’s discussion of the Fund’s performance. The Trustees also took into account the impact of market conditions on the Fund’s performance over the last 12 months. The Trustees also noted that the Fund’s longer-term-performance has been impacted by several difficult calendar years of performance. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG FQ Global Risk-Balanced Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2014 was below, above, above and above, respectively, the median performance of the Peer Group and below, below, above and below, respectively, the performance of the Fund Benchmark, a Composite Index (60% MSCI World Index and 40% Citigroup World Government Bond Index (Hedged)). The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds family, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that, in the case of AMG FQ Tax-Managed U.S. Equity Fund and AMG FQ U.S. Equity Fund, the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund. In the case of AMG FQ Global Alternatives Fund and AMG FQ Global Risk-Balanced Fund, the Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted any payments that were made from the Subadvisor to the Investment Manager. The Trustees also noted management’s

62

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

discussion of the current asset levels of the Funds, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the current advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadvisor. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadvisor from these relationships and noted that, because the Subadvisor is an affiliate of the Investment Manager, such profitability might be directly or indirectly shared by the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the current subadvisory fee structure, and the services the Subadvisor provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadvisor is reasonable and that the Subadvisor is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG FQ U.S. Equity Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2014 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.79%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG FQ Tax-Managed U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2014 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.99%. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Board also considered the differences in the Fund’s investment strategy relative to its Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG FQ Global Alternatives Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2014 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.44%. The Trustees also noted that the Investment Manager previously reduced the Fund’s expense limitation in 2013. The Trustees took into account management’s discussion of the Fund’s expenses and distinct investment strategy. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG FQ Global Risk-Balanced Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2014 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.89%. The Trustees also noted that the Investment Manager reduced this expense limitation from

63

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

0.99% to 0.89% in 2012. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform the Investment Manager’s duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform the Subadvisor’s duties under the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 19-20, 2014, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for each Fund.

64

AMG Funds

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900 Pasadena, CA 91101

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AMG Funds

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Manages AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Midcap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

www.amgfunds.com

AMG Funds	ANNUAL REPORT

AMG Funds

October 31, 2014

AMG Managers Total Return Bond Fund: MBDFX

(formerly Managers PIMCO Bond Fund)

www.amgfunds.com	AR021-1014

AMG Managers Total Return Bond Fund

Annual Report—October 31, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	20

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	36
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	37
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	38
Detail of changes in assets for the past two fiscal years

Financial Highlights	39
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	40
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49

TRUSTEES AND OFFICERS	50

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENT	52

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

AMG Funds	Letter to Shareholders

DEAR SHAREHOLDER:

The fiscal year ended October 31, 2014 was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 17% during the past 12 months. International stocks, by comparison, had flat performance, as measured by the MSCI ACWI ex USA Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index has a cumulative gain of 236% (including reinvestment of dividends) since the market bottom on March 9, 2009, through October 31, 2014.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 4% for the 12 months ended October 31. Bond markets have performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

Earlier this year, Managers Investment Group rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s Affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	17.27%	19.77%	16.69%
Small Caps	(Russell 2000® Index)	8.06%	18.18%	17.39%
International	(MSCI All Country World Index ex USA Index)	0.06%	7.76%	6.09%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	4.14%	2.73%	4.22%
High Yield	(Barclays U.S. High Yield Bond Index)	5.82%	9.39%	10.44%
Tax-exempt	(Barclays Municipal Bond Index)	7.82%	4.93%	5.26%
Treasury Bills	(BofAML U.S. Treasury Bill 6 Month Index)	0.14%	0.16%	0.23%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2014	Expense Ratio for the Period	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Expenses Paid During the Period*
AMG Managers Total Return Bond Fund
Based on Actual Fund Return	0.58%	$1,000	$1,022	$2.96
Hypothetical (5% return before expenses)	0.58%	$1,000	$1,022	$2.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

3

AMG Managers Total Return Bond Fund

Portfolio Manager’s Comments

AMG Managers Total Return Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in debt securities such as corporate, mortgage-backed, international and government bonds. Normally, the Fund invests at least 80% of its net assets in these types of bonds.

THE PORTFOLIO MANAGER

Pacific Investment Management Company, LLC

Pacific Investment Management Company, LLC (“PIMCO”), the subadvisor for the AMG Managers Total Return Bond Fund, was founded in 1971. PIMCO is one of the world’s leading fixed-income managers, with expertise and significant resources committed to virtually every sector of the global bond market.

AMG Managers Total Return Bond Fund is an actively managed, diversified bond fund that focuses on intermediate-term, investment-grade bonds. The universe for the Fund includes all sectors of the bond market: governments, corporate bonds, mortgages, asset-backed securities, money market instruments and international bonds. The Fund seeks total return consistent with preservation of capital by employing PIMCO’s “Total Return” fixed-income investment philosophy. This philosophy follows three key principles:

•	Major shifts in portfolio strategy are driven by longer-term, or secular, trends as opposed to short-term interest rate fluctuations.

•	Consistent investment performance is achieved by avoiding extreme swings in maturity/duration of a portfolio.

•	Emphasis is placed on adding value through state-of-the-art tools such as futures, options and volatility analysis.

Economic analysis serves as the base for PIMCO’s portfolio strategy. Annually, PIMCO investment professionals conduct a three-day secular forum, where long-term economic and market forces are evaluated and portfolio strategies are set. Each quarter, the team meets to evaluate the current business cycle and develop shorter-term forecasts which are used to fine-tune the investment strategy. PIMCO’s fixed-income research efforts focus on identifying relative value and understanding the risks inherent in different portfolio structures, strategies and bond market sectors. Using proprietary analytics and bottom-up credit analysis, the portfolio managers select individual bonds based on recommendations from sector analysts who specialize in corporate, mortgage, high yield, government and international bonds.

The ideal investment exhibits many of the following traits:

•	It allows management to meet its overall portfolio positioning targets. Management typically invests in investment-grade securities but may invest up to 10% of the portfolio in securities that are below investment grade.

•	The investment has been independently analyzed by PIMCO. PIMCO does not rely solely on the credit ratings assigned by outside credit agencies.

•	Fund management deems that the security provides value relative to other securities within the same sector.

Portfolio management:

•	Is committed to seeking value across all bond market sectors.

•	Actively manages duration exposure, yield-curve position, volatility, sector allocation and security selection and takes only modest exposures in each of these areas relative to the market.

•	Normally hedges at least 75% of its foreign currency exposure.
•	Utilizes derivatives (futures, options, swap agreements) as substitutes for physical securities as a means of gaining more cost-effective exposure.

The investment team may sell securities when:

•	Securities individually no longer represent relative value.

•	Fund management makes a shift in its portfolio strategy (change in duration, yield curve positioning, sector strategy, etc.).

THE YEAR IN REVIEW

Fixed-income markets rallied sharply during the prior 12 months, surprising many investors. Bond yields fell globally as a result of this market movement. Gains occurred despite the gradual tapering, and eventually ending, of the U.S. Federal Reserve’s (Fed) third round of bond-buying (quantitative easing). The prior year was marked by geopolitical tension and diverging markets, both from an economic and policy standpoint. The period ended with U.S. GDP growth strong and more than reversing the weather-induced weakness from earlier in the year. The stronger pace of growth led to a surge in the U.S. Dollar versus its major trading partners. Overseas, central banks announced new easing measures which included the European Central Bank (ECB) introducing a negative deposit rate and a program to promote business lending.

For the fiscal year ended October 31, 2014, the AMG Managers Total Return Bond Fund returned 3.64%, compared with 4.14% for its benchmark, the Barclays U.S. Aggregate Bond Index. The Fund generated solid absolute returns but trailed its benchmark during the prior year. The Fund’s underweight to investment-grade corporate bonds, which outperformed like-duration Treasuries, contributed to the Fund’s relative underperformance. Offsetting those relative losses was exposure to Build America municipal bonds as spreads tightened in the first half of 2014, amid investor demand for attractive yields. While the Fund benefitted towards the end of 2013 by virtue of its underweight to U.S. duration as yields rose across the curve, this positioning detracted value in 2014 as yields declined across most maturities.

4

AMG Managers Total Return Bond Fund

Portfolio Manager’s Comments (continued)

LOOKING FORWARD

The key output from PIMCO’s annual secular forum is an economic framework they call The New Neutral, which reflects their expectations for low real policy rates and has important implications for global financial markets. Global Aggregate demand is still insufficient to absorb bountiful aggregate supply, five years after the financial crisis and despite extraordinary monetary policies. Total global debt outstanding remains at peak levels, and this, combined with subpar growth, is constraining central bankers and the process of policy normalization.

PIMCO expects the U.S. to continue to be a bright spot in the global economy, with growth of 2.5-3%.This growth is likely to be driven by acceleration in capital expenditures, as corporations experience additional pricing power and better expected returns of their investments.

Underlying this view, monetary policy remains supportive, as the Fed looks to reflate the U.S. economy. Given the overall muted level of U.S. growth, compared to historical recoveries, PIMCO anticipates that the Fed is likely to raise policy rates only gradually. PIMCO’s expectation is that the first rise in the federal funds rate will take place in mid-2015.

One implication is that the continued intervention by monetary policy authorities, balanced with moderate GDP growth and strong corporate balance sheets, provides support for investments in bonds that trade at a spread to Treasuries. Additionally, given that maturities have been pushed out for a couple of more years, PIMCO expects it to be some time before there is a catalyst for a change in the financial cycle.

PIMCO expects the Euro Zone economy to expand by 0.75%-1.25% over the next year, continuing its painfully slow climb out of a double-dip recession. Spain should benefit from recent reform efforts and Germany’s economy faces fewer structural headwinds. Italy and France, on the other hand, have yet to enact the types of reforms necessary to raise potential growth rates.

PIMCO expects ECB will keep monetary policy exceptionally accommodative for an extended period of time as it combats deflationary forces arising from a combination of ongoing fiscal tightening and still-constrained credit conditions (particularly in periphery countries). Although the ECB has announced an array of measures to support the Euro Zone economy, including targeted long-term refinancing operations and purchases of asset-backed securities and covered bonds, PIMCO does not believe the central bank will be able to sufficiently pursue these measures to arrest the challenge of slow growth and a slide in inflation expectations. Therefore, PIMCO thinks some form of quantitative easing in Europe is likely during 2015. The growth differential between the U.S. and Europe may also lead to a strong U.S. Dollar versus the Euro over the cyclical horizon.

In Japan, PIMCO expects growth of 1.0%-1.5%, while the debate continues to how the economy will withstand the value-added tax hike. Given tepid economic growth elsewhere in the economy, coupled with the considerable drag from the recent tax hike, the Bank of Japan (BOJ) will be obligated to support economic growth over the next year. PIMCO’s forecast is predicated on continued balance sheet expansion for the BOJ this year and possibly into next year. This should keep the Yen weak versus the U.S. Dollar, supporting Japanese exports to an extent. PIMCO also believes a weaker Yen should support higher inflation expectations in the country.

PIMCO sees a more balanced global economy in the years ahead. The baton is being passed in part from China to the developed world, where China had been an important driver of global growth in the wake of the financial crisis. While much of the world was deleveraging, China was re-leveraging both in the official banking system and outside of it, in the so-called shadow banking system.

Recently this has begun to change. As China tries to transform its economy into one that depends less on credit expansion, economic growth will slow – just as growth slowed in the developed world amid deleveraging after the financial crisis.

Beyond China, the outlook for Emerging Market countries remains bifurcated. Mexico and India are showing increasingly positive signs of economic recovery on the back of reform measures, while other countries, such as Brazil and Russia, still rely on China to drive their economies.

PIMCO will emphasize diverse sources of potential return, beyond traditional interest rate duration:

•	Interest Rate Strategies- PIMCO plans to be largely underweight U.S. interest rate risk as PIMCO seeks more opportunities outside the United States, where business cycles may anchor rates for a considerable period. In Europe, PIMCO sees opportunities in sovereign debt in peripheral countries like Italy and Spain. PIMCO believes the ECB will keep monetary policy accommodative for an extended period of time as it combats deflationary forces arising from ongoing fiscal tightening and still-constrained credit conditions.

•	Mortgages- PIMCO maintains an underweight to Agency mortgage-backed securities (MBS), due to concerns about high valuation levels and effects of Fed tapering. PIMCO will hold and selectively add non-Agency MBS, as non-Agency mortgage credit continues to offer attractive loss-adjusted yields relative to other spread sectors.

•	Corporate Bonds- PIMCO will gradually add exposure to corporate credit, as market conditions permit. PIMCO views current economic conditions as reasonably benign from a credit perspective, as PIMCO does not anticipate a turn in

5

AMG Managers Total Return Bond Fund

Portfolio Manager’s Comments (continued)

liquidity or the credit cycle over the cyclical cycle over the cyclical horizon. PIMCO prefers companies that benefit from increased pricing power and industry consolidation, such as those in the energy, health care and housing-related sectors.

•	Emerging Markets- As the pace of economic growth in the developing world slows, PIMCO will remain selective in Emerging Market allocations. PIMCO currently sees Mexico as the most attractive opportunity, with solid fundamentals and high real interest rates.

•	Currency- Divergent central bank policies and economic growth are creating opportunities in the currency markets. This has led to opportunities to be long the U.S. Dollar, versus the Euro and Yen, which are still under pressure from aggressive central bank easing.

•	Municipals- PIMCO will hold tactical positions in taxable municipal bonds, as the sector offers attractive yields relative to similar Treasuries. PIMCO prefers revenue bonds, including taxable Build America bonds, to tax-backed general obligation bonds.

•	Treasury Inflation-Protected Securities(TIPS)- The Fund will continue to hold a position in TIPS. PIMCO believes that policymakers will ultimately be successful in raising inflation expectations and that longer-term inflation protection is attractively priced.

6

AMG Managers Total Return Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Total Return Bond Fund on October 31, 2004, to a $10,000 investment made in the Barclays U.S. Aggregate Bond Index® for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Total Return Bond Fund and the Barclays U.S. Aggregate Bond Index® for the same time periods ended October 31, 2014.

	One	Five	Ten
Average Annual Total Returns [1]	Year	Years	Years
AMG Managers Total Return Bond Fund[2,3,4,5,6,7,8]	3.64%	4.76%	5.52%
Barclays U.S. Aggregate Bond Index®9	4.14%	4.22%	4.64%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[4]	The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that the Fund could not close out a position when it would be most advantageous to do so.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	High yield bonds (also known as “junk bonds”) are subject to additional risks such as a greater risk of default.
[7]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[8]	Market risk associated with equity securities may become more pronounced for the Fund.
[9]	The Barclays U.S. Aggregate Bond Index® is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays U.S. Aggregate Bond Index® is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG Managers Total Return Bond Fund

Fund Snapshots (unaudited)

October 31, 2014

PORTFOLIO BREAKDOWN

Category	AMG Managers Total Return Bond Fund**	Barclays U.S. Aggregate Bond Index®
U.S. Government and Agency Obligations	42.6%	39.1%
Corporate Bonds and Notes	33.8%	23.2%
Foreign Government and Agency Obligations	8.0%	6.1%
Asset-Backed Securities	7.6%	0.5%
Mortgage-Backed Securities	5.6%	31.1%
Municipal Bonds	4.6%	0.0%
Bank Loan Obligations	0.7%	0.0%
Municipal Closed-End Bond Funds	0.6%	0.0%
Other Assets and Liabilities	(3.5)%	0.0%

**	As a percentage of net assets.

Rating	AMG Managers Total Return Bond Fund***	Barclays U.S. Aggregate Bond Index®
U.S. Treasury & Agency	36.3%	68.0%
Aaa	2.2%	4.7%
Aa	9.9%	3.8%
A	21.0%	11.5%
Baa	12.5%	12.0%
Ba & lower	18.1%	0.0%

TOP TEN HOLDINGS

Security Name	% of Net Assets
FNMA, 5.000%, TBA 30yr*	7.4%
U.S. Treasury Inflation Indexed Notes, 0.125%, 07/15/24	2.5
FNMA, 4.500%, TBA 30yr	2.4
U.S. Treasury Inflation Linked Notes, 2.375%, 01/15/25	2.0
FNMA, 3.000%, TBA 15yr	2.0
FHLMC Gold Pool, 4.000%, TBA 30yr	1.8
U.S. Treasury Inflation Protected Securities, 2.375%, 01/15/27	1.8
Brazil Letras do Tesouro Nacional, Notes, 12.205%, 10/01/15	1.8
Barclays Bank PLC, 0.537%, 05/01/15 (12/01/14)	1.6
U.S. Treasury Inflation Indexed Notes, 1.125%, 01/15/21	1.3

Top Ten as a Group	24.6%

*	Top Ten Holding at April 30, 2014.

***	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG Managers Total Return Bond Fund

Schedule of Portfolio Investments

October 31, 2014

	Principal Amount†	Value
Asset-Backed Securities - 7.6%
Ally Auto Receivables Trust, Series 2014-1, Class A2, 0.480%, 02/15/17	$9,700,000	$9,706,606
Amortizing Residential Collateral Trust, Series 2002-BC4, 0.732%, 07/25/32 (11/25/14)[1]	77,398	71,561
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE5, Class M4, 1.052%, 06/25/35 (11/25/14)[1]	3,300,000	2,738,558
Basic Asset Backed Securities Trust, Series 2006-1, Class A3, 0.462%, 04/25/36 (11/25/14)[1]	3,886,000	3,380,952
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE5, Class 1A2, 0.332%, 06/25/47 (11/25/14)[1]	2,970,188	2,862,196
Countrywide Asset-Backed Certificates,
Series 2005-14, Class 3A3, 0.502%, 04/25/36 (11/25/14)[1]	2,692,973	2,653,242
Series 2006-26, Class 2A3, 0.322%, 06/25/37 (11/25/14)[1]	2,509,082	2,290,057
Series 2007-2, Class 2A2, 0.252%, 08/25/37 (11/25/14)[1]	6,388,244	6,340,939
EFS Volunteer No. 2 LLC, Series 2012-1, Class A1, 1.035%, 07/26/27 (11/25/14) (a)[1]	1,291,703	1,302,261
EMC Mortgage Loan Trust, Series 2001-A, Class A, 0.892%, 05/25/40 (11/25/14) (a)[1]	456,383	414,530
First NLC Trust, Series 2007-1, Class A1, 0.222%, 08/25/37 (11/25/14) (a)[1]	597,615	334,871
Fremont Home Loan Trust, Series 2006-E, Class 2A1, 0.212%, 01/25/37 (11/25/14)[1]	35,796	17,536
GSAMP Trust, Series 2005-HE1, Class M2, 1.472%, 12/25/34 (11/25/14)[1]	2,081,154	1,541,438
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4, 0.542%, 11/25/35 (11/25/14)[1]	200,000	142,657
Hyundai Auto Lease Securitization Trust, Series 2014-B, Class A1, 0.200%, 07/15/15 (a)	4,185,716	4,185,791
JP Morgan Mortgage Acquisition Trust, Series 2006-NC1, Class A4, 0.325%, 04/25/36 (11/25/14)[1]	2,652,913	2,608,313
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1, 0.712%, 10/25/34 (11/25/14)[1]	55,661	50,660
Merrill Lynch Mortgage Investors Trust, Series 2005-FM1, Class M1, 0.632%, 05/25/36 (11/25/14)[1]	2,832,000	2,533,762
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE4, Class M2, 0.622%, 07/25/35 (11/25/14)[1]	3,000,000	2,764,689
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1, 0.202%, 11/25/36 (11/25/14)[1]	10,700	6,033
Park Place Securities, Inc., Series 2005-WCW1, Class A1B, 0.412%, 09/25/35 (11/25/14)[1]	887,255	883,552
Residential Asset Mortgage Products, Inc., Series 2005-EFC6, Class M2, 0.582%, 11/25/35 (11/25/14)[1]	3,800,000	3,220,838
Residential Asset Securities Corporation,
Series 2006-EMX2, Class A2, 0.352%, 02/25/36 (11/25/14)[1]	191,365	188,931
Series 2006-KS4, Class M1, 0.432%, 06/25/36 (11/25/14)[1]	6,000,000	4,732,488
Securitized Asset Backed Receivables LLC, Series 2007-HE1, Class A2A, 0.212%, 12/25/36 (11/25/14)[1]	428,940	157,677
Small Business Administration Participation Certificates,
Series 2003-20I, Class 1, 5.130%, 09/01/23	31,803	34,494
Series 2007-20K, Class 1, 5.510%, 11/01/27	2,395,906	2,687,104
Series 2008-10E, Class 1, 5.110%, 09/01/18	694,182	730,880
Series 2008-20I, Class 1, 5.600%, 09/01/28	5,336,663	5,977,611
Series 2009-20E, Class 1, 4.430%, 05/01/29	3,394,727	3,690,855
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-MN1A, Class A1, 0.382%, 01/25/37 (11/25/14) (a)[1,2]	5,716,241	3,762,087
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-HF1, Class A, 0.732%, 01/25/33 (11/25/14)[1]	38,412	35,886
Total Asset-Backed Securities (cost $70,893,561)		72,049,055
Bank Loan Obligations - 0.7%
Chrysler Group LLC, 3.500%, 05/24/17 (01/28/15)[1] (cost $6,297,559)	6,283,763	6,257,578

The accompanying notes are an integral part of these financial statements.

9

AMG Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value
Corporate Bonds and Notes - 33.8%
Financials - 22.2%
Ally Financial, Inc.,
2.750%, 01/30/17		$1,000,000	$1,003,700
2.911%, 07/18/16 (01/20/15)[1,3]		1,900,000	1,923,969
3.500%, 07/18/16		900,000	916,650
5.500%, 02/15/17		3,300,000	3,518,460
7.500%, 09/15/20		799,000	952,807
8.300%, 02/12/15		800,000	815,000
Series 8, 6.750%, 12/01/14		3,900,000	3,916,575
American International Group, Inc.,
5.050%, 10/01/15		400,000	415,974
6.250%, 03/15/37		800,000	889,424
MTN, 5.600%, 10/18/16		800,000	869,027
Banco Popular Espanol, S.A., Series EMTN, 11.500%, 10/29/49[3,4,5]	EUR	700,000	1,005,495
Banco Santander Brasil, S.A., 4.500%, 04/06/15 (a)		200,000	202,924
Banco Santander, S.A., 6.250%, 09/11/49[4,5]	EUR	3,300,000	4,006,159
Bank of America Corp.,
4.500%, 04/01/15		10,000,000	10,162,620
6.500%, 08/01/16		2,800,000	3,054,542
6.500%, 07/15/18		5,000,000	5,723,525
GMTN, 6.400%, 08/28/17		3,400,000	3,832,834
Bank of America NA, 0.534%, 06/15/17 (12/15/14)[1]		3,500,000	3,476,214
Bank of Montreal, 0.196%, 12/08/14 (12/08/14)[1]		5,500,000	5,500,325
Barclays Bank PLC,
0.537%, 05/01/15 (12/01/14)[1]		15,300,000	15,299,633
7.625%, 11/21/22		2,900,000	3,164,625
7.750%, 04/10/23[4]		4,200,000	4,609,500
BB&T Corp., MTN, 1.094%, 06/15/18 (12/15/14)[1]		3,600,000	3,655,987
BBVA Bancomer, S.A.,
4.500%, 03/10/16 (a)		500,000	523,750
6.500%, 03/10/21 (a)		900,000	1,003,500
The Bear Stearns Cos. LLC, 5.300%, 10/30/15		2,400,000	2,510,731
BPCE, S.A., 0.801%, 11/18/16 (11/18/14)[1]		7,300,000	7,318,403
CaixaBank, S.A., 3.250%, 10/05/15	EUR	700,000	901,939
CIT Group, Inc., 4.750%, 02/15/15 (a)		1,900,000	1,917,813
Citigroup, Inc.,
6.125%, 08/25/36		3,200,000	3,780,906
MTN, 0.752%, 05/01/17 (02/02/15)[1,3]		7,500,000	7,508,318

The accompanying notes are an integral part of these financial statements.

10

AMG Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value
Financials - 22.2% (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank,
0.515%, 11/23/16 (11/23/14)[1]		$5,800,000	$5,806,786
0.563%, 04/28/17 (01/28/15)[1,3]		2,800,000	2,800,330
Credit Agricole, S.A., 6.500%, 04/29/49[4,5]	EUR	900,000	1,150,253
Credit Suisse,
GMTN, 0.725%, 05/26/17 (11/26/14)[1]		2,000,000	2,005,832
Series YCD, 0.465%, 03/17/15 (12/17/14)[1]		800,000	800,013
Eksportfinans ASA, 3.000%, 11/17/14[3]		3,955,000	3,959,331
Ford Motor Credit Co. LLC,
1.008%, 01/17/17 (01/20/15)[1]		10,500,000	10,567,567
2.750%, 05/15/15		1,100,000	1,111,096
3.875%, 01/15/15		4,700,000	4,729,737
7.000%, 04/15/15		1,400,000	1,438,676
MTN, 0.682%, 11/08/16 (02/09/15)[1]		3,800,000	3,801,132
The Goldman Sachs Group, Inc.,
0.683%, 03/22/16 (12/22/14)[1]		5,500,000	5,496,221
0.730%, 01/12/15 (01/12/15)[1]		1,800,000	1,800,441
International Lease Finance Corp.,
4.875%, 04/01/15		700,000	709,520
5.750%, 05/15/16		300,000	313,313
6.750%, 09/01/16 (a)		800,000	852,000
JPMorgan Chase & Co.,
3.150%, 07/05/16		292,000	302,101
MTN, 0.784%, 04/25/18 (01/26/15)[1]		2,000,000	2,002,388
JPMorgan Chase Bank, NA,
0.564%, 06/13/16 (12/15/14)[1]		1,300,000	1,296,851
0.770%, 05/31/17[4]	EUR	900,000	1,128,680
KBC Bank NV, 8.000%, 01/25/23[4]		2,600,000	2,896,933
LBG Capital No. 1 PLC, 8.500%, 12/29/49 (a)[4,5]		400,000	446,356
LBG Capital No.2 PLC, Series 21, 15.000%, 12/21/19[3]	GBP	2,900,000	6,494,753
Lloyds Banking Group PLC, 7.625%, 12/29/49[4,5]	GBP	1,700,000	2,751,690
Morgan Stanley, MTN, 6.000%, 04/28/15		1,100,000	1,128,512
Nationwide Building Society, 6.250%, 02/25/20 (a)		1,800,000	2,120,276
Navient Corp., MTN, 6.250%, 01/25/16		300,000	312,750
Principal Life Global Funding II, 1.200%, 05/19/17 (a)		4,500,000	4,483,377
Qatari Diar Finance QSC, 3.500%, 07/21/15		900,000	918,450
The Royal Bank of Scotland Group PLC, 6.990%, 10/29/49 (a)[4,5]		2,600,000	2,964,000
Sberbank of Russia Via SB Capital, S.A., Series 4, 5.499%, 07/07/15		500,000	508,655
Standard Chartered PLC, 3.850%, 04/27/15 (a)		3,800,000	3,859,421
State Bank of India, 4.500%, 07/27/15 (a)		2,900,000	2,970,635

The accompanying notes are an integral part of these financial statements.

11

AMG Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value
Financials - 22.2% (continued)
Stone Street Trust, 5.902%, 12/15/15 (a)		$2,800,000	$2,928,257
Sumitomo Mitsui Banking Corp., 0.602%, 05/02/17 (02/02/15)[1]		11,700,000	11,701,451
UBS AG, 7.625%, 08/17/22		2,000,000	2,363,872
VTB Bank OJSC Via VTB Capital, S.A., 6.465%, 03/04/15 (a)[2]		1,800,000	1,812,780
Wells Fargo & Co., Series K, 7.980%, 03/29/49[4,5]		1,600,000	1,771,499
Total Financials			208,887,264
Industrials - 10.1%
Apple, Inc., 2.850%, 05/06/21		200,000	203,188
BellSouth Corp., 4.182%, 04/26/15 (a)[2]		10,700,000	10,869,381
BMW US Capital LLC, EMTN, 0.574%, 06/02/17 (12/02/14)[1,2]		10,600,000	10,616,960
ConAgra Foods, Inc., 0.601%, 07/21/16 (01/21/15)[1]		5,900,000	5,899,469
Corp. Nacional del Cobre de Chile, 7.500%, 01/15/19 (a)[3]		1,200,000	1,449,232
Covidien International Finance S.A., 1.350%, 05/29/15		5,000,000	5,024,455
Daimler Finance North America LLC, 1.300%, 07/31/15 (a)		5,800,000	5,833,170
Gazprom OAO Via Gaz Capital, S.A.,
5.092%, 11/29/15 (a)		500,000	508,865
5.875%, 06/01/15	EUR	900,000	1,147,254
Hellenic Railways Organization, S.A.,
4.028%, 03/17/17	EUR	4,100,000	4,911,841
Series 3BR, 4.500%, 12/06/16	JPY	91,600,000	772,112
Hewlett-Packard Co., 2.350%, 03/15/15		1,300,000	1,307,927
Petrobras International Finance Co.,
3.875%, 01/27/16		3,300,000	3,372,098
5.875%, 03/01/18		2,300,000	2,477,629
Petroleos Mexicanos, 8.000%, 05/03/19		1,200,000	1,463,880
Ras Laffan Liquefied Natural Gas Co., Ltd., 5.298%, 09/30/20 (a)		557,460	604,844
Rohm & Haas Co., 6.000%, 09/15/17		316,000	353,613
Schaeffler Holding Finance BV,
5.750%, 11/15/21 (a)[6]	EUR	900,000	1,168,718
6.250%, 11/15/19 (a)[2,6]		600,000	624,000
Statoil A.S.A, 0.692%, 11/08/18 (02/09/15)[1]		6,800,000	6,844,479
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.125%, 11/15/19 (a)		1,100,000	1,119,250
TCM Sub LLC, 3.550%, 01/15/15 (a)[2]		11,600,000	11,665,911
Tesoro Logistics LP / Tesoro Logistics Finance Corp.,
5.500%, 10/15/19 (a)		200,000	206,000
6.250%, 10/15/22 (a)		600,000	622,500
Time Warner, Inc.,
3.150%, 07/15/15		4,400,000	4,479,464
5.875%, 11/15/16		1,200,000	1,313,820

The accompanying notes are an integral part of these financial statements.

12

AMG Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value
Industrials - 10.1% (continued)
UAL 2009-1 Pass Through Trust, 10.400%, 11/01/16		$196,755	$217,414
Verizon Communications, Inc.,
1.984%, 09/14/18 (12/14/14)[1]		500,000	523,670
2.500%, 09/15/16		700,000	721,012
3.000%, 11/01/21		800,000	795,110
3.500%, 11/01/24		3,800,000	3,747,948
3.650%, 09/14/18		1,800,000	1,904,661
Xerox Business Services LLC, 5.200%, 06/01/15		2,500,000	2,562,947
Total Industrials			95,332,822
Utilities - 1.5%
Constellation Energy Group, Inc., 4.550%, 06/15/15		5,600,000	5,727,204
Dynegy Finance I, Inc. / Dynegy Finance II, Inc.,
6.750%, 11/01/19 (a)		3,800,000	3,937,750
7.375%, 11/01/22 (a)		900,000	952,875
7.625%, 11/01/24 (a)		500,000	530,625
Entergy Corp., 3.625%, 09/15/15		2,200,000	2,247,835
Majapahit Holding, B.V., 7.750%, 01/20/20		700,000	818,125
Total Utilities			14,214,414
Total Corporate Bonds and Notes (cost $314,262,970)			318,434,500
Foreign Government and Agency Obligations - 8.0%
Autonomous Community of Valencia Spain Notes, EMTN, 4.375%, 07/16/15	EUR	400,000	514,417
Banco Nacional de Desenvolvimento Economico e Social,
Notes, 3.375%, 09/26/16 (a)		400,000	409,500
Notes, 4.125%, 09/15/17 (a)	EUR	400,000	529,543
Brazil Letras do Tesouro Nacional,
Notes, 11.690%, 04/01/15[7]	BRL	6,000,000	2,313,747
Notes, 12.205%, 10/01/15[7]	BRL	45,550,000	16,560,795
Notes, 12.305%, 07/01/18[7]	BRL	5,800,000	1,528,621
Notes, 12.355%, 01/01/17[7]	BRL	3,000,000	942,594
Italy Buoni Poliennali Del Tesoro,
Notes, 1.150%, 05/15/17	EUR	6,300,000	7,973,350
Notes, 4.750%, 06/01/17	EUR	2,500,000	3,448,856
Italy Certificati di Credito del Tesoro Notes, 0.621%, 04/29/16[7]	EUR	5,100,000	6,332,330
The Korea Development Bank Notes, 4.375%, 08/10/15		3,500,000	3,598,991
Korea Finance Corp. Notes, 3.250%, 09/20/16		800,000	830,494
Korea Housing Finance Corp. Notes, 4.125%, 12/15/15 (a)		500,000	517,064
Mexican Bonos Notes, Series MI10, 9.500%, 12/18/14	MXN	155,000,000	11,614,367

The accompanying notes are an integral part of these financial statements.

13

AMG Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value
Foreign Government and Agency Obligations - 8.0% (continued)
Ontario Bonds, Province of,
3.150%, 06/02/22	CAD	600,000	$552,737
4.000%, 06/02/21	CAD	2,200,000	2,143,314
Ontario Notes, Province of, 1.650%, 09/27/19		1,100,000	1,085,381
Quebec Bonds, Province of,
3.500%, 07/29/20		500,000	536,925
3.500%, 12/01/22	CAD	900,000	843,351
4.250%, 12/01/21	CAD	2,600,000	2,566,065
Spain Government,
Bonds, 2.750%, 10/31/24 (a)	EUR	5,100,000	6,780,963
Notes, 2.100%, 04/30/17	EUR	1,700,000	2,206,231
Notes, 3.250%, 04/30/16	EUR	1,200,000	1,566,224
Total Foreign Government and Agency Obligations (cost $79,814,590)			75,395,860
Mortgage-Backed Securities - 5.6%
American Home Mortgage Investment Trust, Series 2004-4, Class 4A, 2.329%, 02/25/45 (12/25/14)[1]		384,199	383,952
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A2B, 1.598%, 05/16/47 (11/17/14) (a)[1]	EUR	1,150,230	1,455,002
Bank of America Funding Corp., Series 2005-D, Class A1, 2.629%, 05/25/35 (12/25/14)[1]		395,126	404,370
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2000-2, Class A1, 2.747%, 11/25/30 (12/25/14)[1]		9,836	9,380
Series 2002-11, Class 1A1, 2.354%, 02/25/33 (12/25/14)[1]		8,536	8,219
Series 2003-1, Class 6A1, 2.504%, 04/25/33 (12/25/14)[1]		189,804	191,600
Series 2005-2, Class A1, 2.580%, 03/25/35 (12/25/14)[1]		4,708,338	4,766,212
Series 2005-2, Class A2, 2.528%, 03/25/35 (12/25/14)[1]		2,261,117	2,287,345
Series 2005-5, Class A2, 2.260%, 08/25/35 (12/25/14)[1]		4,322,727	4,351,149
Series 2005-12, Class 13A1, 5.422%, 02/25/36 (12/25/14)[1]		148,641	134,297
Bear Stearns Alt-A Trust,
Series 2005-4, Class 23A1, 2.551%, 05/25/35 (12/25/14)[1]		1,068,092	1,029,031
Series 2005-7, Class 22A1, 2.649%, 09/25/35 (12/25/14)[1]		536,447	445,028
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.700%, 06/11/50		2,800,000	3,075,944
CIFC Funding, Ltd., Series 2012-1AR, Class A1R, 1.382%, 08/14/24 (11/14/14) (a)[1]		4,800,000	4,786,080
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6, Class A1, 2.200%, 09/25/35 (12/25/14)[1]		3,230,834	3,226,046
Series 2005-11, Class A2A, 2.510%, 10/25/35 (12/25/14)[1]		206,544	204,772
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A, 0.332%, 05/25/47 (11/25/14)[1]		1,003,772	843,846
Countrywide Home Loans, Inc., Series 2005-HYB9, Class 3A2A, 2.313%, 02/20/36 (12/20/14)[1]		245,132	223,812
CSMC, Series 2010-18R, Class 4A4, 2.467%, 04/26/38 (a)[4]		1,200,000	1,172,286
Eurohome UK Mortgages PLC, Series 2007-1, Class A, 0.713%, 06/15/44 (12/15/14)[1]	GBP	1,642,786	2,500,444
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, 4.989%, 11/25/35 (12/25/14)[1]		508,362	501,491
IndyMac INDX Mortgage Loan Trust, Series 2005-AR31, Class, 2.350%, 01/25/36 (12/25/14)[1]		1,276,437	1,045,105
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 05/15/47		2,069,845	2,213,947

The accompanying notes are an integral part of these financial statements.

14

AMG Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value
Mortgage-Backed Securities - 5.6% (continued)
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 2.640%, 02/25/35 (12/25/14)[1]		$180,075	$177,167
Merrill Lynch Mortgage Investors Trust,
Series MLCC 2005-3, Class 4A, 0.402%, 11/25/35 (11/25/14)[1]		105,990	100,636
Series MLMI 2005-A10, Class A, 0.362%, 02/25/36 (11/25/14)[1]		615,417	567,996
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-5, Class 1APT, 0.432%, 12/25/35 (11/25/14)[1]		1,947,695	1,747,278
Prime Mortgage Trust,
Series 2004-CL1, Class 1A2, 0.552%, 02/25/34 (11/25/14)[1]		79,624	75,245
Series 2004-CL1, Class 2A2, 0.552%, 02/25/19 (11/25/14)[1]		681	670
Residential Asset Securitization Trust, Series 2006-A7CB, Class 3A1, 6.500%, 07/25/36		5,148,775	3,488,825
Silenus European Loan Conduit No. 25, Ltd., Class A, 0.348%, 05/15/19 (11/17/14)[1]	EUR	31,059	38,473
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5, Class A2, 0.407%, 07/19/35 (11/19/14)[1]		552,725	535,947
Series 2006-AR3, Class 11A1, 0.362%, 04/25/36 (11/25/14)[1]		633,983	470,337
Series 2007-AR4, Class A3, 0.372%, 09/25/47 (11/25/14)[1]		3,200,000	2,525,469
Structured Asset Mortgage Investments Trust, Series 2002-AR3, Class A1, 0.817%, 09/19/32 (11/19/14)[1]		188,438	184,011
Structured Asset Securities Corp.,
Series 2001-21A, Class 1A1, 2.217%, 01/25/32 (12/25/14)[1]		10,307	10,018
Series 2006-11, Class A1, 2.606%, 10/28/35 (12/28/14) (a)[1]		273,228	260,614
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 0.233%, 06/15/20 (11/15/14) (a)[1]		233,103	232,561
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A, 1.315%, 11/25/42 (12/25/14)[1]		97,846	95,283
Series 2005-AR13, Class A1A1, 0.442%, 10/25/45 (11/25/14)[1]		217,375	209,318
Series 2007-OA6, Class 1A, 0.925%, 07/25/47 (12/25/14)[1]		6,453,014	5,518,618
Washington Mutual MSC Mortgage Pass-Through, Series 2002-AR1, Class 2A2, 1.770%, 02/25/31 (12/25/14)[1]		1,496	1,497
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1, 2.615%, 03/25/36[4]		1,003,732	1,001,926
Total Mortgage-Backed Securities (cost $52,249,794)			52,501,247
Municipal Bonds - 4.6%
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue, Taxable Build America, 8.084%, 02/15/50		1,000,000	1,563,810
California Infrastructure & Economic Development Bank Revenue, UCSF Neurosciences Building 19A, Taxable Build America, 6.486%, 05/15/49		1,000,000	1,198,180
California State General Obligation, Build America Bonds, 7.500%, 04/01/34		1,300,000	1,875,965
California State General Obligation, Build America Bonds, 7.550%, 04/01/39		1,300,000	1,953,705
California State General Obligation, Build America Bonds, 7.600%, 11/01/40		1,000,000	1,519,480
California State General Obligation, Build America Bonds, 7.950%, 03/01/36		1,100,000	1,361,217
California State University Systemwide Revenue, Build America Bonds, 6.434%, 11/01/30		700,000	863,114
Calleguas-Las Virgenes, CA Public Financing Authority Water Revenue, Calleguas Municipal Water District, Taxable Build America, 5.944%, 07/01/40		1,000,000	1,173,800
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Pension Funding, 6.300%, 12/01/21		100,000	109,091

The accompanying notes are an integral part of these financial statements.

15

AMG Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value
Municipal Bonds - 4.6% (continued)
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Pension Funding, 6.899%, 12/01/40	$1,600,000	$1,983,696
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Retiree Health Care, 6.899%, 12/01/40	1,700,000	2,107,677
Clark County, NV Airport Revenue, Taxable Direct Payment Build America, 6.820%, 07/01/45	800,000	1,130,624
Illinois Municipal Electric Agency Power Supply System Revenue, 6.832%, 02/01/35	800,000	965,496
Los Angeles County Public Works Financing Authority Revenue, Multiple Capital Projects I, 7.488%, 08/01/33	200,000	261,238
Los Angeles County Public Works Financing Authority Revenue, Multiple Capital Projects I, 7.618%, 08/01/40	300,000	425,787
Los Angeles, CA Unified School District General Obligation, Taxable Build America, 6.758%, 07/01/34	4,000,000	5,405,600
Los Angeles, CA Wastewater System Revenue, 5.713%, 06/01/39	1,000,000	1,252,170
New Jersey State Turnpike Authority Revenue, 7.102%, 01/01/41	800,000	1,134,168
New York City Municipal Finance Authority Revenue, Water and Sewer System General Resolution, Taxable Bond America, 5.724%, 06/15/42	5,000,000	6,315,000
New York City Municipal Finance Authority Revenue, Water and Sewer System Second General Resolution, Taxable Bond America, 5.882%, 06/15/44	700,000	906,745
New York City Municipal Finance Authority Revenue, Water and Sewer System Second General Resolution, Taxable Bond America, 6.282%, 06/15/42	1,100,000	1,278,101
New York Liberty Development Corp., 5.750%, 11/15/51	1,000,000	1,162,070
North Carolina Turnpike Authority State Annual Appropriation Revenue, Triangle Expressway System, Taxable Build America, 6.700%, 01/01/39	900,000	1,020,078
Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Taxable Build America, 7.242%, 01/01/41	1,200,000	1,368,708
San Francisco Bay Area Toll Authority Subordinate Toll Bridge Revenue, 7.043%, 04/01/50	900,000	1,304,928
Truckee Meadows Water Authority Revenue, 5.000%, 07/01/36 (NATL-RE)[8]	200,000	205,506
University of California General Revenue, Taxable Build America, 6.270%, 05/15/31	2,500,000	2,823,125
University of California Medical Center Regents Revenue, 6.398%, 05/15/31	200,000	241,718
University of California Medical Center Regents Revenue, 6.548%, 05/15/48	300,000	395,838
Total Municipal Bonds (cost $33,792,510)		43,306,635

	Shares
Municipal Closed-End Bond Funds - 0.6%
Deutsche Municipal, Income Trust[3]	55,000	744,700
Dreyfus Municipal Income, Inc.	37,500	355,875
Invesco Advantage Municipal Income Trust II	61,796	719,305
Invesco Trust for Investment Grade Municipals	55,000	725,450
MFS Municipal Income Trust	53,800	351,314
Nuveen Performance Plus Municipal Fund	55,000	803,550
Nuveen Premium Income Municipal Fund II	55,000	770,000
Nuveen Premium Income Municipal Fund IV	55,000	731,500
Nuveen Quality Income Municipal Fund[3]	36,585	510,727
Total Municipal Closed-End Bond Funds (cost $5,887,563)		5,712,421

The accompanying notes are an integral part of these financial statements.

16

AMG Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value
U.S. Government and Agency Obligations - 42.6%
Federal Home Loan Mortgage Corporation - 4.6%
FHLMC,
0.875%, 03/07/18	$600,000	$593,015
1.250%, 08/01/19 to 10/02/19[3]	5,600,000	5,472,001
2.448%, 11/01/34 (01/15/15)[1]	888,981	955,402
2.533%, 07/01/30 (01/15/15)[1]	1,636	1,704
3.750%, 03/27/19	1,000,000	1,090,192
5.128%, 08/01/35 (01/15/15)[1]	35,450	37,523
FHLMC Gold Pool,
4.000%, TBA 30yr,[9]	16,000,000	16,975,000
4.500%, 06/01/23	29,071	31,501
4.500%, TBA 30yr,[9]	3,000,000	3,249,844
5.500%, 11/01/26 to 05/01/40	7,004,665	7,822,809
6.000%, 02/01/16 to 11/01/37	4,167,488	4,705,343
6.500%, 01/01/26	14,004	15,882
FHLMC REMICS,
0.653%, 09/15/30 (11/15/14)[1]	18,090	18,352
6.500%, 08/15/31	2,171,138	2,440,587
7.000%, 11/15/20	9,598	10,236
7.500%, 08/15/30	135,563	157,045
FHLMC Structured Pass Through Securities, 1.308%, 02/25/45 (12/25/14)[1]	101,672	104,160
Total Federal Home Loan Mortgage Corporation		43,680,596
Federal National Mortgage Association - 23.8%
FNMA,
0.875%, 02/08/18 to 05/21/18	2,600,000	2,569,753
1.316%, 07/01/44 (12/25/14)[1]	111,797	114,248
1.875%, 09/18/18	300,000	305,197
2.038%, 09/01/35 (12/25/14)[1]	509,239	537,446
2.310%, 08/01/22	1,800,000	1,776,013
2.340%, 06/01/35 (12/25/14)[1]	1,436,213	1,545,921
2.870%, 09/01/27	1,100,000	1,074,522
3.000%, TBA 15yr,[9]	18,000,000	18,669,376
3.269%, 05/01/36 (12/25/14)[1]	628,757	659,934
3.330%, 11/01/21	94,988	100,401
3.500%, TBA 15yr,[9]	7,000,000	7,396,482
3.799%, 05/01/36 (12/25/14)[1]	287,138	301,210
4.000%, 07/01/18 to 10/01/31	19,510,760	20,820,029

The accompanying notes are an integral part of these financial statements.

17

AMG Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value
Federal National Mortgage Association - 23.8% (continued)
FNMA,
4.000%, TBA 30yr,[9]	$2,000,000	$2,123,594
4.500%, 03/01/18 to 05/01/42	11,921,333	12,861,109
4.500%, TBA 30yr,[9]	21,000,000	22,716,094
5.000%, 10/01/23 to 03/01/41	5,278,438	5,853,310
5.000%, TBA 30yr,[9]	63,000,000	69,767,577
5.136%, 05/01/35 (12/25/14)[1]	57,780	61,857
5.500%, 11/01/17 to 07/01/41	13,943,486	15,598,972
5.500%, TBA 30yr,[9]	11,000,000	12,285,715
6.000%, 05/01/16 to 05/01/41	16,091,196	18,213,286
6.000%, TBA 30yr,[9]	7,000,000	7,914,709
6.500%, 11/01/35	51,874	58,923
FNMA REMICS,
0.212%, 12/25/36 (11/25/14)[1]	202,887	198,319
2.196%, 05/25/35 (12/25/14)[1]	115,851	119,214
5.000%, 04/25/33	762,401	831,972
7.200%, 05/25/23	300,410	336,463
FNMA Whole Loan, 5.871%, 12/25/42[4]	186,822	210,750
Total Federal National Mortgage Association		225,022,396
Government National Mortgage Association - 0.9%
GNMA,
1.625%, 03/20/24 to 11/20/29 (12/20/14)[1]	230,733	238,001
2.000%, 04/20/21 (12/20/14)[1]	4,074	4,180
5.000%, 07/15/34 to 12/15/41	6,264,948	6,926,069
6.500%, 06/20/28	350,692	390,434
6.750%, 10/16/40[4]	835,969	935,841
Total Government National Mortgage Association		8,494,525
U.S. Government Obligations - 13.3%
U.S. Treasury Bonds, 3.125%, 08/15/44	11,100,000	11,238,750
U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	147,058	203,503
U.S. Treasury Inflation Indexed Notes,
0.125%, 01/15/22 to 07/15/24[10,11]	29,624,712	28,928,710
0.625%, 07/15/21[10]	7,176,176	7,383,611
1.125%, 01/15/21[10]	12,069,141	12,762,175
1.250%, 07/15/20[10]	545,320	582,938
U.S. Treasury Inflation Linked Notes, 2.375%, 01/15/25	15,962,276	18,953,958
U.S. Treasury Inflation Protected Securities, 1.750%, 01/15/28	681,210	774,876

The accompanying notes are an integral part of these financial statements.

18

AMG Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value
U.S. Government Obligations - 13.3% (continued)
U.S. Treasury Inflation Protected Securities,
2.000%, 01/15/26		$8,987,850	$10,400,632
2.375%, 01/15/27		13,799,448	16,642,355
2.500%, 01/15/29		3,766,656	4,695,668
3.875%, 04/15/29		1,736,220	2,498,257
U.S. Treasury Notes,
0.125%, 04/30/15		1,000,000	1,000,156
0.625%, 08/31/17[10,11]		1,600,000	1,587,750
2.375%, 08/15/24		7,400,000	7,429,482
Total U.S. Government Obligations			125,082,821
Total U.S. Government and Agency Obligations (cost $397,123,735)			402,280,338
Short-Term Investments - 4.9%
Japan Treasury Bills - 2.9%
Japan Treasury Discount Bills, 0.012%, 12/15/14[7]	JPY	3,060,000,000	27,242,540
Repurchase Agreements - 1.9%
Cantor Fitzgerald Securities, Inc., dated 10/31/14, due 11/03/14, 0.130%, total to be received $2,302,168 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 09/20/64, totaling $2,348,186)[12]		2,302,143	2,302,143
Citigroup Global Markets, Inc., dated 10/31/14, due 11/03/14, 0.100%, total to be received $484,570 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.750%, 10/31/16 - 02/15/41, totaling $494,257)[12]		484,566	484,566
Citigroup Global Markets, Inc., dated 10/31/14, due 11/03/14, 0.160%, total to be received $8,300,111 (collateralized by $8,365,599 U.S. Treasury Notes, 2.250%, 04/30/21)		8,300,000	8,300,000
Daiwa Capital Markets America, dated 10/31/14, due 11/03/14, 0.150%, total to be received $2,302,172 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 09/24/15 - 03/01/48, totaling $2,348,187)[12]		2,302,143	2,302,143
Nomura Securities International, Inc., dated 10/31/14, due 11/03/14, 0.110%, total to be received $2,302,164 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.250%, 11/03/14 -11/01/44 totaling $2,348,186)[12]		2,302,143	2,302,143
State of Wisconsin Investment Board, dated 10/31/14, due 11/03/14, 0.150%, total to be received $2,302,172 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 04/15/16 - 01/15/29, totaling $2,351,215)[12]		2,302,143	2,302,143
Total Repurchase Agreements			17,993,138

		Shares
Other Investment Companies - 0.1%[13]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.060%		1,129,301	1,129,301
Total Short-Term Investments (cost $47,684,435)			46,364,979
Total Investments - 108.4% (cost $1,008,006,717)			1,022,302,613
Other Assets, less Liabilities - (8.4)%			(79,346,471)
Net Assets - 100.0%			$942,956,142

The accompanying notes are an integral part of these financial statements.

19

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $1,009,113,041 for federal income tax purposes at October 31, 2014, the aggregate gross unrealized appreciation and depreciation were $24,328,816 and $11,139,244, respectively, resulting in net unrealized appreciation of investments of $13,189,572.

†	Principal amount stated in U.S. dollars unless otherwise stated.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2014, the value of these securities amounted to $92,321,363, or 9.8% of net assets.
[1]	Floating Rate Security. The rate listed is as of October 31, 2014. Date in parentheses represents the security’s next coupon rate reset.
[2]	Illiquid Security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All illiquid securities are valued by an independent pricing agent. Illiquid securities market value at October 31, 2014, amounted to $39,351,119, or 4.2% of net assets.
[3]	Some or all of these securities, amounting to a market value of $9,403,611, or 1.0% of net assets, were out on loan to various brokers.
[4]	Variable Rate Security. The rate listed is as of October 31, 2014, and is periodically reset subject to terms and conditions set forth in the debenture.
[5]	Perpetuity Bond. The date shown is the final call date.
[6]	Payment-in-Kind Security: The security may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
[7]	Represents yield to maturity at October 31, 2014.
[8]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies amounted to $205,506, or 0.02% of net assets.
[9]	TBA Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
[10]	Some or all of this security is held with brokers as collateral for swap contracts, amounting to a market value of $7,828,702, or 0.8% of net assets.
[11]	Some or all of this security is held with brokers as collateral for futures contracts, amounting to a market value of $4,104,953, or 0.4% of net assets.
[12]	Collateral received from brokers for securities lending was invested in these short-term investments.
[13]	Yield shown represents the October 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

EMTN:	European Medium-Term Note
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Corp.
GMTN:	Global Medium-Term Note
GNMA:	Government National Mortgage Association
MTN:	Medium-Term Note
NATL-RE:	National Public Finance Guarantee Corp.
REMICS:	Real Estate Mortgage Investment Conduits
TBA	To Be Announced

Currency abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar (USD):

BRL:	Brazilian Real
CAD:	Canadian Dollar
EUR:	Euro
GBP:	British Pound
JPY:	Japanese Yen
MXN:	Mexican Peso

The accompanying notes are an integral part of these financial statements.

20

Notes to Schedule of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of October 31, 2014: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active
	Markets for Identical	Significant Other	Significant Unobservable
	Investments	Observable Inputs	Inputs
	Level 1	Level 2	Level 3	Total
AMG Managers Total Return Bond Fund
Investments in Securities
Asset-Backed Securities	—	$72,049,055	—	$72,049,055
Bank Loan Obligations	—	6,257,578	—	6,257,578
Corporate Bonds and Notes†	—	318,434,500	—	318,434,500
Foreign Government and Agency Obligations	—	75,395,860	—	75,395,860
Mortgage-Backed Securities	—	52,501,247	—	52,501,247
Municipal Bonds	—	43,306,635	—	43,306,635
Municipal Closed-End Bond Funds	$5,712,421	—	—	5,712,421
U.S. Government and Agency Obligations†	—	402,280,338	—	402,280,338
Short-Term Investments
Japan Treasury Bills	—	27,242,540	—	27,242,540
Repurchase Agreements	—	17,993,138	—	17,993,138
Other Investment Companies	1,129,301	—	—	1,129,301

Total Investments in Securities	$6,841,722	$1,015,460,891	—	$1,022,302,613

Financial Derivative Instruments-Assets††
Credit Contracts	—	$1,463,209	—	$1,463,209
Foreign Exchange Contracts	—	22,419,152	—	22,419,152
Interest Rate Contracts	$1,474,208	1,070,159	—	2,544,367

	1,474,208	24,952,520	—	26,426,728

Financial Derivative Instruments-Liabilities††
Credit Contracts	—	(128,653)	—	(128,653)
Foreign Exchange Contracts	—	(9,444,975)	—	(9,444,975)
Interest Rate Contracts	(242,456)	(3,190,258)	—	(3,432,714)

	(242,456)	(12,763,886)	—	(13,006,342)

Total Financial Derivative Instruments	$1,231,752	$12,188,634	—	$13,420,386

†	All corporate bonds and notes; U.S. government and agency obligations; held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes; U.S. government and agency obligations; by major industry or agency classification, please refer to the Schedule of Portfolio Investments.
††	Derivative instruments, such as futures, written options, forwards and swap contracts, are not reflected in the Schedule of Portfolio Investments. Futures, forwards and swap contracts are valued at the unrealized appreciation/depreciation of the instrument and written options are shown at value.

As of October 31, 2014, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

21

Notes to Schedule of Portfolio Investments (continued)

The following schedule is the fair value of derivative instruments at October 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets and		Statement of Assets and
for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Credit contracts	—	—	Options written	$21,450
Credit contracts	Receivable for Variation margin[1]	$413,258	Payable for Variation margin[1]	—
Credit contracts	Unrealized appreciation on swaps	1,249,254	Unrealized depreciation on swaps	124,951
Interest rate contracts	Unrealized appreciation on swaps	160,905	Unrealized depreciation on swaps	456,644
Interest rate contracts	—	—	Options written	1,096,631
Interest rate contracts	Receivable for Variation margin[1]	451,430	Payable for Variation margin[1]	774,817
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	22,419,152	Unrealized depreciation on foreign currency contracts	8,949,736
Foreign exchange contracts	—	—	Options written	495,239

	Totals	$24,693,999		$11,919,468

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/ (depreciation) of $1,231,752 and centrally cleared swaps cumulative appreciation/(depreciation) of $(1,923,726) is reported in the Notes to Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2014, the effect of derivative instruments on the Statement of Operations and the amount of realized gain/(loss) and unrealized gain/(loss) on derivatives recognized in income were as follows:

	Realized Gain (Loss)		Change in Unrealized Gain (Loss)
				Change In
Derivatives not accounted	Statement of Operations	Realized	Statement of Operations	Unrealized
for as hedging instruments	Location	Gain/(Loss)	Location	Gain/(Loss)
Credit contracts	Net realized gain on written option contracts	$8,380	Net change in unrealized appreciation (depreciation) of written option contracts	$14,347
Credit contracts	Net realized gain on swap contracts	2,073,202	Net change in unrealized appreciation (depreciation) of swap contracts	162,973
Interest rate contracts	Net realized gain on futures contracts	11,068,731	Net change in unrealized appreciation (depreciation) of futures contracts	(3,711,228)
Interest rate contracts	Net realized gain on written option contracts	3,247,594	Net change in unrealized appreciation (depreciation) of written option contracts	(331,831)
Interest rate contracts	Net realized gain on swap contracts	463,031	Net change in unrealized appreciation (depreciation) of swap contracts	(6,171,246)
Foreign exchange contracts	Net realized gain on foreign currency transactions	5,878,255	Net change in unrealized appreciation (depreciation) of foreign currency translations	14,210,676
Foreign exchange contracts	Net realized gain on written option contracts	38,154	Net change in unrealized appreciation (depreciation) of written option contracts	(8,884)

	Totals	$22,777,347		$4,164,807

The accompanying notes are an integral part of these financial statements.

22

Notes to Schedule of Portfolio Investments (continued)

At October 31, 2014, the Fund had futures contracts as follows:

(See Note 9 in the Notes to the Financial Statements.)

Futures Contracts

				Unrealized
Type	Number of Contracts	Position	Expiration Date	Gain/(Loss)
90-Day Eurodollar	2,474	Long	03/16/15 to 12/14/15	$(58,895)
90-Day Sterling	220	Short	03/18/15 to 09/16/15	(85,467)
Canadian 10-Year Bond	21	Short	12/31/14	(9,634)
Euro-BTP	226	Long	12/10/14	124,178
Euro-Bund 10-Year	118	Short	12/10/14	(88,460)
U.S. Treasury 10-Year Bond	1,055	Long	12/31/14	1,168,571
U.S. Treasury Long Bond	712	Long	12/31/14	181,459

			Totals	$1,231,752

At October 31, 2014, the Fund had swap contracts as follows:

(See Note 10 in the Notes to the Financial Statements.)

Centrally Cleared Interest Rate Swaps

Pay/Receive							Net Premiums	Unrealized
Floating Rate	Floating Rate Index	Fixed Rate	Counterparty	Maturity	Currency	Notional Amount	Paid/(Received)	Gain/(Loss)
Pay	1-Year GBP	1.51%	RBS	10/07/16	GBP	3,800,000	$38	$(9,985)
Pay	1-Year GBP	1.59%	MS	10/05/16	GBP	16,700,000	334	(66,127)
Pay	2-Year GBP	1.50%	BOA	09/18/16	GBP	2,500,000	(11,622)	(9,024)
Pay	2-Year GBP	1.50%	BRC	09/18/16	GBP	21,800,000	(66,259)	(113,774)
Pay	2-Year GBP	1.88%	BRC	10/05/17	GBP	8,200,000	—	(68,005)
Pay	28-Day MXN TIIE	5.50%	BRC	09/13/17	MXN	33,000,000	68,479	10,360
Pay	28-Day MXN TIIE	5.50%	MS	09/13/17	MXN	11,000,000	21,478	4,802
Pay	28-Day MXN TIIE	5.50%	MS	09/02/22	MXN	100,000	(269)	93
Pay	28-Day MXN TIIE	5.60%	BRC	09/06/16	MXN	61,600,000	143,298	2,957
Pay	28-DAY MXN TIIE	5.84%	BNP	09/14/21	MXN	3,000,000	815	1,433
Pay	28-Day MXN TIIE	6.35%	MS	06/02/21	MXN	4,000,000	9,083	3,818
Pay	28-Day MXN TIIE	6.81%	CITI	06/19/34	MXN	10,000,000	7,004	(24,011)
Pay	28-Day MXN TIIE	6.81%	JPM	06/19/34	MXN	210,000,000	170,612	(527,760)
Pay	28-Day MXN TIIE	6.81%	SGCB	06/19/34	MXN	30,000,000	19,439	(70,460)
Pay	28-Day MXN TIIE	7.02%	GS	06/08/34	MXN	27,400,000	36,177	(28,450)
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	0.09%	BOA	02/27/15	USD	34,800,000	—	(755)

The accompanying notes are an integral part of these financial statements.

23

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive							Net Premiums	Unrealized
Floating Rate	Floating Rate Index	Fixed Rate	Counterparty	Maturity	Currency	Notional Amount	Paid/(Received)	Gain/(Loss)
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	0.09%	CS	12/30/14	USD	37,300,000	—	$(570)
Receive	1-Year-OIS-USD-FEDERAL FUND RATE	0.09%	CS	02/27/15	USD	8,500,000	$(263)	79
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	0.09%	GS	02/27/15	USD	7,500,000	32	(195)
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	1.00%	GS	10/15/17	USD	48,200,000	(53,247)	(218,099)
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	1.00%	MS	10/15/17	USD	48,200,000	(60,375)	(210,972)
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	1.75%	GS	03/19/20	USD	20,200,000	125,153	89,908
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	2.55%	RBS	09/04/24	USD	2,200,000	—	(17,068)
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	2.80%	GS	12/18/43	USD	25,700,000	1,198,872	69,539
Receive	3 Month USD LIBOR Rate	2.75%	BRC	06/19/43	USD	1,700,000	127,500	(28,397)
Receive	3 Month USD LIBOR Rate	2.75%	GS	06/19/43	USD	20,600,000	1,551,180	(350,286)
Receive	3 Month USD LIBOR Rate	2.75%	MS	06/19/43	USD	12,600,000	931,392	(196,865)
Receive	3 Month USD LIBOR Rate	3.50%	GS	12/18/43	USD	3,400,000	127,770	(444,333)
Receive	6 Month USD LIBOR Rate	4.00%	GS	06/19/24	USD	5,500,000	90,640	85,592

						Totals	$4,437,261	$(2,116,555)

Interest Rate Swaps

Pay/Receive							Net Premiums	Unrealized
Floating Rate	Floating Rate Index	Fixed Rate	Counterparty	Maturity	Currency	Notional Amount	Paid/(Received)	Gain/(Loss)
Pay	1-Year BRL-CDI	11.25%	GS	01/04/21	BRL	900,000	$(4,702)	$(681)
Pay	1-Year BRL-CDI	11.25%	UBS	01/04/21	BRL	2,400,000	(3,770)	(10,614)
Pay	1-Year BRL-CDI	11.47%	GS	01/04/21	BRL	44,300,000	30,354	(20,126)
Pay	1-Year BRL-CDI	11.47%	HSBC	01/02/17	BRL	33,900,000	19,149	(16,454)
Pay	1-Year BRL-CDI	11.47%	JPM	01/02/17	BRL	5,900,000	(1,116)	2,501
Pay	1-Year BRL-CDI	11.50%	DUB	01/04/21	BRL	21,100,000	58,853	(109,127)
Pay	1-Year BRL-CDI	11.50%	GS	01/04/21	BRL	28,700,000	46,674	(114,836)
Pay	1-Year BRL-CDI	11.50%	MS	01/04/21	BRL	800,000	(1,511)	(404)
Pay	1-Year BRL-CDI	11.50%	UBS	01/04/21	BRL	19,700,000	(24,816)	(22,386)
Pay	1-Year BRL-CDI	11.68%	DUB	01/04/21	BRL	22,600,000	26,592	123,376
Pay	1-Year BRL-CDI	11.68%	HSBC	01/04/21	BRL	400,000	(35)	131
Pay	1-Year BRL-CDI	11.68%	UBS	01/04/21	BRL	1,200,000	(4,712)	5,174
Pay	28-Day MXN TIIE	5.70%	GS	01/18/19	MXN	5,000,000	(1,231)	13,275
Pay	28-Day MXN TIIE	5.70%	JPM	01/18/19	MXN	5,000,000	(1,444)	13,526

The accompanying notes are an integral part of these financial statements.

24

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive							Net Premiums	Unrealized
Floating Rate	Floating Rate Index	Fixed Rate	Counterparty	Maturity	Currency	Notional Amount	Paid/(Received)	Gain/(Loss)
Pay	28-Day MXN TIIE	5.84%	UBS	09/14/21	MXN	3,900,000	$832	$1,988
Pay	28-Day MXN TIIE	6.81%	DUB	06/19/34	MXN	50,000,000	5,079	(77,594)
Pay	28-Day MXN TIIE	6.92%	CITI	06/10/29	MXN	3,800,000	4,963	934
Pay	28-Day MXN TIIE	7.02%	DUB	06/08/34	MXN	78,000,000	106,537	(84,422)

						Totals	$255,696	$(295,739)

Centrally Cleared Credit Default Swaps-Sell Protection †

							Net
							Premiums
	Fixed					Notional	Paid/	Unrealized
Reference Entity	Rate	Counterparty	Maturity	Rating	Currency	Amount	(Received)	Gain/(Loss)
CDX.NA.HY.23 5-Year Index	1.00%	CS	12/20/19	BAA+	USD	5,600,000	$78,576	$20,975
CDX.NA.HY.23 5-Year Index	1.00%	JPM	12/20/19	BAA+	USD	400,000	5,706	1,405
CDX.NA.HY.23 5-Year Index	1.00%	UBS	12/20/19	B	USD	2,100,000	121,380	25,305
iTraxx Europe 5-Year Index	1.00%	CS	12/20/19	A	EUR	12,800,000	134,814	128,167
iTraxx Europe 5-Year Index	1.00%	CS	12/20/19	A-	EUR	11,300,000	229,757	16,977

						Totals	$570,233	$192,829

Credit Default Swaps-Sell Protection †

							Net
							Premiums
	Fixed					Notional	Paid/	Unrealized
Reference Entity	Rate	Counterparty	Maturity	Rating	Currency	Amount	(Received)	Gain/(Loss)
ABX.HE	0.11%	BRC	05/25/46	BA-	USD	4,804,713	$(982,867)	$30,576
Berkshire Hathaway Inc.	1.00%	DUB	09/20/16	AA	USD	400,000	3,885	5
Brazil Federative Republic Bond	1.00%	CITI	06/20/16	BAA	USD	4,300,000	(4,273)	30,607
Brazil Federative Republic Bond	1.00%	DUB	06/20/16	BAA	USD	1,400,000	(1,513)	10,161
Brazil Federative Republic Bond	1.00%	GS	12/20/19	BAA	USD	11,200,000	(404,273)	127,881
Brazil Federative Republic Bond	1.00%	HSBC	12/20/19	BAA	USD	3,800,000	(139,850)	45,892
Brazil Federative Republic Bond	1.00%	JPM	09/20/15	BAA	USD	1,400,000	(2,754)	12,297
Brazil Federative Republic Bond	1.00%	UBS	09/20/15	BAA	USD	1,000,000	(1,667)	8,145
Brazil Federative Republic Bond	1.95%	MS	08/20/16	BAA	USD	3,500,000	—	79,207
China Government	1.00%	MS	06/20/16	AA-	USD	1,800,000	(19,143)	53,047
China Government	1.00%	RBS	06/20/15	AA-	USD	1,900,000	3,923	304
Colombia Government	1.00%	GS	03/20/19	BAA	USD	2,500,000	(19,720)	49,917

The accompanying notes are an integral part of these financial statements.

25

Notes to Schedule of Portfolio Investments (continued)

							Net
							Premiums
	Fixed					Notional	Paid/	Unrealized
Reference Entity	Rate	Counterparty	Maturity	Rating	Currency	Amount	(Received)	Gain/(Loss)
Export-Import Bank of A.S.	1.00%	DUB	06/20/17	AA-	USD	300,000	$(6,650)	$12,371
General Electric Capital Corp.	1.00%	BRC	09/20/16	AA+	USD	900,000	6,196	2,563
General Electric Capital Corp.	1.00%	DUB	09/20/15	AA+	USD	1,000,000	5,399	(4,602)
General Electric Capital Corp.	1.00%	DUB	03/20/16	AA+	USD	300,000	(4,869)	10,394
General Electric Capital Corp.	1.00%	MS	06/20/16	AA+	USD	700,000	(850)	9,614
Greek Government	1.00%	GS	12/20/15	B	EUR	200,000	(9,774)	(5,326)
Greek Government	1.00%	MS	06/20/15	B-	EUR	3,900,000	(108,205)	2,294
Italian Government	1.00%	BRC	06/20/17	BAA	USD	1,000,000	3,090	3,017
Italian Government	1.00%	BRC	06/20/19	BAA	USD	400,000	(2,423)	1,578
Italian Government	1.00%	BRC	06/20/19	BAA	USD	400,000	(2,251)	1,384
Italian Government	1.00%	BRC	09/20/19	BAA	USD	100,000	—	(450)
Italian Government	1.00%	BRC	12/20/19	BAA	USD	9,700,000	24,825	(84,306)
Italian Government	1.00%	CITI	06/20/17	BAA	USD	1,400,000	7,089	1,299
Italian Government	1.00%	DUB	09/20/16	BAA	USD	100,000	905	(242)
Italian Government	1.00%	DUB	06/20/19	BAA	USD	300,000	(1,951)	1,324
Italian Government	1.00%	DUB	09/20/19	BAA	USD	300,000	(138)	(1,206)
Italian Government	1.00%	GS	06/20/17	BAA	USD	1,100,000	5,416	1,205
Italian Government	1.00%	GS	12/20/19	BAA	USD	600,000	1,445	(5,123)
Italian Government	1.00%	HSBC	06/20/19	BAA	USD	300,000	(1,951)	1,323
Italian Government	1.00%	MS	12/20/19	BAA	USD	1,000,000	1,929	(8,052)
iTraxx Europe Series 22 5 Year Index	1.00%	CITI	12/20/19	BAA	EUR	200,000	(6,548)	(168)
iTraxx Europe Series 22 5 Year Index	1.00%	MS	12/20/19	BAA	EUR	500,000	(16,218)	(572)
JPMorgan Chase & Co.	1.00%	DUB	09/20/16	A	USD	900,000	7,212	1,657
Mexico Government	1.00%	BRC	03/20/15	A-	USD	600,000	(1,003)	5,471
Mexico Government	1.00%	CITI	06/20/16	A-	USD	9,800,000	(835)	110,366
Mexico Government	1.00%	DUB	03/20/15	A-	USD	1,100,000	(1,877)	10,136
Mexico Government	1.00%	DUB	03/20/16	A-	USD	2,300,000	(5,256)	30,308
Mexico Government	1.00%	GS	06/20/16	A-	USD	8,400,000	(98,095)	251,516
Mexico Government	1.00%	HSBC	09/20/16	A-	USD	100,000	339	739
Mexico Government	1.00%	HSBC	12/20/16	A-	USD	100,000	672	412

The accompanying notes are an integral part of these financial statements.

26

Notes to Schedule of Portfolio Investments (continued)

							Net
							Premiums
	Fixed					Notional	Paid/	Unrealized
Reference Entity	Rate	Counterparty	Maturity	Rating	Currency	Amount	(Received)	Gain/(Loss)
Mexico Government	1.00%	JPM	09/20/16	A-	USD	200,000	$698	$1,435
Mexico Government	1.00%	MS	09/20/16	A-	USD	600,000	(1,020)	9,069
Mexico Government	1.00%	MS	03/20/19	A-	USD	10,000,000	46,126	96,255
Mexico Government	1.00%	UBS	09/20/15	A-	USD	1,000,000	(2,493)	12,000
Republic of Indonesia	1.00%	MS	09/20/16	BAA-	USD	2,700,000	(78,147)	144,176
Republic of Indonesia	1.00%	UBS	09/20/16	BAA-	USD	300,000	(1,739)	5,397
Russian Government	1.00%	BRC	09/20/15	BAA	USD	500,000	(5,097)	1,984
Russian Government	1.00%	BRC	12/20/15	BAA	USD	1,700,000	(23,143)	3,989
Russian Government	1.00%	BRC	09/20/19	BAA	USD	4,000,000	(223,435)	(14,904)
Russian Government	1.00%	BRC	12/20/19	BAA	USD	1,500,000	(106,779)	7,987
Russian Government	1.00%	CITI	09/20/15	BAA	USD	2,300,000	(21,425)	6,592
Russian Government	1.00%	DUB	09/20/15	BAA	USD	200,000	(1,951)	684
Russian Government	1.00%	GS	12/20/19	BAA	USD	4,000,000	(281,234)	17,760
U.S. Treasury Notes	0.25%	UBS	09/20/15	AAA	EUR	5,000,000	(10,300)	34,916

						Totals	$(2,482,568)	$1,124,303

†	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, or (b) pay a net settlement in the form of cash or securities equal to the notional amount of the swap less the recovery of the referenced obligation.

At October 31, 2014, the Fund had written put and call options, swaptions and inflation floors as follows:

(See Note 10 in the Notes to the Financial Statements.)

Credit Default Swaptions

Pay/Receive								Unrealized
Floating Rate	Description	Counterparty	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount	Premium	Gain/(Loss)
Pay	5-Year Credit Default Swap (Call)	CITI	iTraxx Europe Series 22	0.60%	01/21/15	$2,700,000	$4,655	$(1,165)
Pay	5-Year Credit Default Swap (Call)	GS	iTraxx Europe Series 22	0.60%	01/21/15	1,500,000	1,825	(1,409)
Pay	5-Year Credit Default Swap (Call)	JPM	iTraxx Europe Series 22	0.60%	01/21/15	1,500,000	2,105	(1,128)
Pay	5-Year Credit Default Swap (Put)	CITI	iTraxx Europe Series 22	0.90%	01/21/15	1,500,000	2,931	494
Pay	5-Year Credit Default Swap (Put)	CITI	iTraxx Europe Series 22	1.00%	01/21/15	1,200,000	2,848	1,638
Pay	5-Year Credit Default Swap (Put)	GS	iTraxx Europe Series 22	1.00%	01/21/15	1,500,000	4,129	2,617
Pay	5-Year Credit Default Swap (Put)	JPM	iTraxx Europe Series 22	1.00%	01/21/15	1,500,000	4,211	2,699
Pay	5-Year Credit Default Swap (Put)	GS	iTraxx Europe Series 22	1.10%	01/21/15	800,000	2,019	1,541
Pay	5-Year Credit Default Swap (Put)	GS	iTraxx Europe Series 22	1.20%	01/21/15	1,900,000	4,694	3,982

The accompanying notes are an integral part of these financial statements.

27

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive								Unrealized
Floating Rate	Description	Counterparty	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount	Premium	Gain/(Loss)
Receive	5-Year Credit Default Swap (Put)	CITI	CDX.NA.IG Series 22	0.85%	12/17/14	$3,200,000	$3,760	$3,072
Receive	5-Year Credit Default Swap (Put)	CITI	CDX.NA.IG Series 22	0.90%	12/17/14	2,700,000	3,072	2,673
Receive	5-Year Credit Default Swap (Put)	CITI	CDX.NA.IG Series 22	0.95%	12/17/14	2,100,000	2,625	2,410

						Totals	$38,874	$17,424

Interest Rate Swaptions

Pay/Receive								Unrealized
Floating Rate	Description	Counterparty	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount	Premium	Gain/(Loss)
Pay	5-Year Interest Rate Swap (Call)	GS	Euribor 6 Month	0.45%	12/05/14	$4,300,000	$4,300	$(4,875)
Pay	5-Year Interest Rate Swap (Call)	GS	Euribor 6 Month	0.63%	12/05/14	4,300,000	2,602	1,618
Pay	10-Year Interest Rate Swap (Call)	DUB	Euribor 6 Month	0.95%	03/23/15	2,500,000	6,479	(6,929)
Pay	10-Year Interest Rate Swap (Call)	GS	Euribor 6 Month	1.20%	01/20/15	10,800,000	58,426	(133,026)
Pay	10-Year Interest Rate Swap (Put)	DUB	Euribor 6 Month	1.55%	03/23/15	2,500,000	20,734	12,937
Pay	10-Year Interest Rate Swap (Put)	GS	Euribor 6 Month	1.60%	01/20/15	10,800,000	113,930	107,094
Receive	3-Year Interest Rate Swap (Call)	MS	3-Month USD-LIBOR	1.03%	11/14/14	8,000,000	8,640	7,418
Receive	5-Year Interest Rate Swap (Call)	DUB	3-Month USD-LIBOR	1.65%	11/17/14	24,000,000	38,400	21,600
Receive	5-Year Interest Rate Swap (Call)	DUB	3-Month USD-LIBOR	1.70%	12/02/14	4,300,000	9,030	651
Receive	5-Year Interest Rate Swap (Call)	GS	3-Month USD-LIBOR	1.58%	11/28/14	1,000,000	1,850	1,258
Receive	5-Year Interest Rate Swap (Call)	GS	3-Month USD-LIBOR	1.80%	12/01/14	7,500,000	13,365	(15,383)
Receive	5-Year Interest Rate Swap (Call)	JPM	3-Month USD-LIBOR	1.70%	11/17/14	6,500,000	12,350	4,081
Receive	5-Year Interest Rate Swap (Call)	MS	3-Month USD-LIBOR	1.58%	11/14/14	17,000,000	22,100	18,440
Receive	5-Year Interest Rate Swap (Call)	MS	3-Month USD-LIBOR	1.68%	11/14/14	16,500,000	49,912	34,783
Receive	5-Year Interest Rate Swap (Call)	MS	3-Month USD-LIBOR	1.78%	11/28/14	22,900,000	133,392	57,866
Receive	5-Year Interest Rate Swap (Call)	MS	3-Month USD-LIBOR	1.80%	12/01/14	18,400,000	32,660	(37,869)
Receive	5-Year Interest Rate Swap (Call)	MS	3-Month USD-LIBOR	1.85%	12/02/14	12,500,000	25,000	(40,389)
Receive	5-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	2.05%	12/02/14	4,300,000	19,393	16,675
Receive	5-Year Interest Rate Swap (Put)	GS	3-Month USD-LIBOR	2.08%	11/28/14	700,000	332	66
Receive	5-Year Interest Rate Swap (Put)	GS	3-Month USD-LIBOR	2.10%	12/01/14	7,500,000	37,500	34,842
Receive	5-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	2.03%	11/28/14	1,500,000	750	(177)
Receive	5-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	2.13%	11/28/14	2,200,000	462	(37)
Receive	5-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	2.15%	12/02/14	10,000,000	32,000	29,543

The accompanying notes are an integral part of these financial statements.

28

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive								Unrealized
Floating Rate	Description	Counterparty	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount	Premium	Gain/(Loss)
Receive	5-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	2.15%	12/01/14	$18,400,000	$69,920	$65,990
Receive	5-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	2.52%	09/18/15	30,000,000	262,500	(25,425)
Receive	5-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	2.60%	09/14/15	11,100,000	145,688	55,460
Receive	5-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	2.77%	01/23/15	11,700,000	1,638	549
Receive	10-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	2.80%	02/02/15	7,300,000	116,435	77,828
Receive	10-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	2.82%	01/30/15	900,000	4,208	(50)
Receive	30-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	3.30%	01/30/15	1,700,000	19,550	1,116
Receive	30-Year Interest Rate Swap (Put)	MS	3-Month USD-LIBOR	3.32%	01/16/15	3,900,000	39,780	9,305

						Totals	$1,303,326	$294,960

Inflation Floor Options

			Expiration	Notional		Unrealized
Description	Counterparty	Strike Index	Date	Amount	Premium	Gain
Inflation Floor - OTC CPURNSA Index	DUB	216	03/10/20	$11,400,000	$85,500	$81,553

OTC Options

			Expiration	Notional		Unrealized
Description	Counterparty	Strike Price	Date	Amount	Premium	Gain/(Loss)
AUD Vs USD (Call)	CITI	0.89	12/15/14	$1,200,000	$6,787	$1,338
AUD Vs USD (Put)	BRC	0.86	11/25/14	1,200,000	5,490	1,961
AUD Vs USD (Put)	CITI	0.85	11/20/14	1,200,000	6,659	5,858
AUD Vs USD (Put)	CITI	0.85	12/15/14	1,200,000	6,065	3,313
AUD Vs USD (Put)	CITI	0.85	11/20/14	3,300,000	16,299	13,314
AUD Vs USD (Put)	CITI	0.86	11/07/14	1,400,000	6,434	5,136
AUD Vs USD (Put)	CITI	0.86	11/13/14	1,100,000	6,483	4,639
AUD Vs USD (Put)	CITI	0.87	11/05/14	1,200,000	3,517	2,209
AUD Vs USD (Put)	CS	0.86	12/01/14	1,300,000	8,095	3,924
AUD Vs USD (Put)	DUB	0.88	12/03/14	5,000,000	27,745	(24,755)
AUD Vs USD (Put)	UBS	0.86	11/06/14	1,100,000	5,547	4,681
AUD Vs USD (Put)	UBS	0.87	11/13/14	1,100,000	5,116	2,199
EUR Vs USD (Put)	CS	1.25	11/06/14	1,200,000	5,993	(604)
EUR Vs USD (Put)	DUB	1.26	11/20/14	1,200,000	7,572	(4,247)
EUR Vs USD (Put)	DUB	1.26	11/06/14	4,400,000	22,384	(11,946)

The accompanying notes are an integral part of these financial statements.

29

Notes to Schedule of Portfolio Investments (continued)

			Expiration	Notional		Unrealized
Description	Counterparty	Strike Price	Date	Amount	Premium	Gain/(Loss)
USD Vs BRL (Call)	GS	2.80	01/20/15	$1,200,000	$9,000	$3,199
USD Vs BRL (Call)	JPM	2.58	10/31/14	800,000	7,720	7,720
USD Vs BRL (Call)	JPM	2.80	01/21/15	1,100,000	10,560	5,095
USD Vs BRL (Call)	JPM	2.80	01/23/15	1,100,000	8,635	2,871
USD Vs BRL (Put)	GS	2.30	01/20/15	1,200,000	5,100	2,871
USD Vs BRL (Put)	JPM	2.30	01/21/15	1,100,000	8,140	6,082
USD Vs BRL (Put)	JPM	2.30	01/23/15	1,100,000	8,635	6,549
USD Vs INR (Call)	BRC	63.27	01/27/15	2,400,000	16,800	(446)
USD Vs INR (Call)	BRC	63.90	01/16/15	1,200,000	6,540	1,668
USD Vs INR (Call)	BRC	64.25	02/25/15	1,200,000	10,140	1,543
USD Vs INR (Call)	CITI	62.80	12/24/14	1,500,000	8,310	1,151
USD Vs INR (Call)	CS	63.00	12/05/14	900,000	4,248	2,384
USD Vs INR (Call)	GS	63.50	01/12/15	1,400,000	9,800	3,229
USD Vs INR (Call)	GS	63.85	02/25/15	400,000	3,412	15
USD Vs INR (Call)	HSBC	63.00	01/06/15	1,400,000	15,750	7,864
USD Vs INR (Call)	HSBC	63.85	02/25/15	800,000	6,800	5
USD Vs INR (Call)	JPM	63.00	12/18/14	1,400,000	8,218	3,399
USD Vs INR (Call)	JPM	63.40	01/22/15	800,000	5,096	206
USD Vs INR (Call)	UBS	64.25	02/25/15	2,400,000	20,376	3,182
USD Vs INR (Put)	BRC	60.90	01/16/15	1,200,000	6,540	1,594
USD Vs INR (Put)	CS	60.75	12/05/14	900,000	3,330	1,568
USD Vs INR (Put)	HSBC	60.00	01/06/15	1,400,000	3,150	1,414
USD Vs JPY (Call)	BRC	108.25	11/06/14	1,200,000	4,272	(38,708)
USD Vs JPY (Call)	DUB	107.60	11/07/14	1,200,000	4,932	(44,990)
USD Vs JPY (Call)	DUB	107.85	11/19/14	1,200,000	5,940	(41,687)
USD Vs JPY (Put)	BOA	97.00	11/10/14	1,800,000	2,484	2,484
USD Vs JPY (Put)	BRC	97.00	11/10/14	1,100,000	1,375	1,375
USD Vs JPY (Put)	CITI	99.00	09/30/15	6,500,000	64,913	29,845
USD Vs JPY (Put)	UBS	100.00	07/03/15	2,600,000	16,640	6,974
USD Vs JPY (Put)	UBS	110.00	12/03/14	1,800,000	8,235	535
USD Vs JPY (Put)	UBS	110.50	12/03/14	1,800,000	10,530	685

The accompanying notes are an integral part of these financial statements.

30

Notes to Schedule of Portfolio Investments (continued)

			Expiration	Notional		Unrealized
Description	Counterparty	Strike Price	Date	Amount	Premium	Gain/(Loss)
USD Vs JPY (Put)	UBS	110.50	01/07/15	$1,500,000	$14,438	$(49)
USD Vs JPY (Put)	UBS	98.00	11/10/14	1,100,000	2,310	2,310
USD Vs MXN (Call)	GS	13.80	12/24/14	1,000,000	7,910	2,856
USD Vs MXN (Call)	GS	13.85	01/28/15	1,000,000	6,340	(1,941)
USD Vs MXN (Put)	GS	13.20	12/24/14	1,000,000	3,740	1,040
USD Vs MXN (Put)	GS	13.25	01/28/15	1,000,000	5,810	204

				Totals	$486,355	$(8,884)

Options on Exchange-Traded Futures

		Expiration	Number of		Unrealized
Description	Exercise Price	Date	Contracts	Premium	Gain/(Loss)
Euro-Bund 10-Year Futures (Call)	151.00	11/21/14	25	—	$(10,691)
Euro-Bund 10-Year Futures (Call)	151.50	11/21/14	53	—	1,811
Euro-Bund 10-Year Futures (Call)	152.00	11/21/14	43	—	(321)
Euro-Bund 10-Year Futures (Put)	146.00	11/21/14	24	—	8,696
U.S. Treasury 10-Year Note Futures (Put)	125.50	11/21/14	99	$18,724	(6,026)
U.S. Treasury 10-Year Note Futures (Put)	126.00	11/21/14	140	41,954	(17,109)

			Totals	$60,678	$(23,640)

Transactions in written put and call options and swaptions for the fiscal year ended October 31, 2014, were as follows:

(See Note 10 in the Notes to the Financial Statements.)

	Number of		Amount of
	Contracts	Notional Amount	Premiums
Options and swaptions outstanding at October 31, 2013	137	$295,500,000	$1,236,108
Options and swaptions written	450	808,300,000	4,398,479
Options and swaptions exercised/expired/closed	(203)	(705,500,000)	(3,659,854)

Options and swaptions outstanding at October 31, 2014	384	$398,300,000	$1,974,733

The accompanying notes are an integral part of these financial statements.

31

Notes to Schedule of Portfolio Investments (continued)

At October 31, 2014, the Fund had forward foreign currency contracts (in U.S. Dollars):

(See Note 8 in the Notes to the Financial Statements.)

Foreign Currency

				Receivable		Unrealized
	Position	Settlement Date	Counterparty	Amount	Payable Amount	Gain/(Loss)
Australian Dollar	Long	11/03/14	BOA	$788,319	$788,077	$242
Australian Dollar	Long	11/04/14	BOA	710,845	713,239	(2,394)
Australian Dollar	Long	12/02/14	CITI	1,976,492	1,994,436	(17,944)
Australian Dollar	Long	11/03/14	GS	388,001	388,863	(862)
Australian Dollar	Long	11/04/14	GS	16,876,421	16,934,215	(57,794)
Australian Dollar	Long	11/04/14	JPM	578,882	581,007	(2,125)
Australian Dollar	Long	12/02/14	JPM	1,202,051	1,204,363	(2,312)
Brazilian Real	Long	11/04/14	UBS	1,620,461	1,627,652	(7,191)
Brazilian Real	Long	01/05/15	UBS	11,881,894	12,523,482	(641,588)
Canadian Dollar	Long	11/17/14	HSBC	1,223,925	1,230,820	(6,895)
Euro	Long	11/03/14	BOA	3,985,088	4,008,272	(23,184)
Euro	Long	11/04/14	BOA	1,181,749	1,182,425	(676)
Euro	Long	11/20/14	BRC	102,737,220	104,958,632	(2,221,412)
Euro	Long	06/15/15	BRC	2,994,209	3,197,786	(203,577)
Euro	Long	11/04/14	CITI	766,946	770,201	(3,255)
Euro	Long	11/20/14	CITI	13,470,528	13,736,309	(265,781)
Euro	Long	11/20/14	GS	27,632,881	28,314,808	(681,927)
Euro	Long	06/15/15	GS	6,926,228	7,397,053	(470,825)
Euro	Long	11/20/14	HSBC	2,356,215	2,479,708	(123,493)
Euro	Long	11/20/14	JPM	10,911,279	11,567,018	(655,739)
Euro	Long	06/15/15	JPM	1,955,966	2,083,202	(127,236)
Indian Rupee	Long	12/05/14	BRC	183,715	184,000	(285)
Indian Rupee	Long	11/24/14	HSBC	261,312	262,000	(688)
Indian Rupee	Long	01/08/15	JPM	505,988	504,000	1,988
Japanese Yen	Long	11/04/14	BRC	46,007,701	47,918,899	(1,911,198)
Japanese Yen	Long	11/05/14	BRC	1,275,269	1,283,000	(7,731)
Japanese Yen	Long	11/04/14	CITI	4,866,383	5,062,942	(196,559)
Japanese Yen	Long	12/02/14	CITI	11,823,267	12,290,651	(467,384)

The accompanying notes are an integral part of these financial statements.

32

Notes to Schedule of Portfolio Investments (continued)

				Receivable		Unrealized
	Position	Settlement Date	Counterparty	Amount	Payable Amount	Gain/(Loss)
Japanese Yen	Long	11/04/14	CS	$569,082	$587,000	$(17,918)
Japanese Yen	Long	11/04/14	DUB	682,564	704,000	(21,436)
Japanese Yen	Long	11/05/14	DUB	1,145,825	1,200,000	(54,175)
Japanese Yen	Long	12/02/14	DUB	2,286,823	2,357,847	(71,024)
Japanese Yen	Long	11/04/14	GS	2,459,900	2,587,900	(128,000)
Japanese Yen	Long	11/04/14	JPM	3,104,478	3,261,434	(156,956)
Japanese Yen	Long	11/05/14	UBS	1,191,481	1,195,000	(3,519)
Mexican Peso	Long	12/18/14	BRC	122,544	122,836	(292)
Mexican Peso	Long	02/05/15	BRC	13,979,729	13,961,949	17,780
Mexican Peso	Long	12/18/14	CITI	4,260,178	4,364,254	(104,076)
Mexican Peso	Long	12/18/14	CS	177,411	176,687	724
Mexican Peso	Long	01/08/15	DUB	3,177,951	3,178,754	(803)
Mexican Peso	Long	01/22/15	DUB	4,977,976	4,979,238	(1,262)
Mexican Peso	Long	02/05/15	DUB	8,939,856	8,942,508	(2,652)
Mexican Peso	Long	02/05/15	HSBC	107,874	106,611	1,263
Mexican Peso	Long	12/18/14	JPM	2,210,650	2,278,268	(67,618)
Mexican Peso	Long	02/05/15	JPM	4,394,439	4,452,577	(58,138)
Australian Dollar	Short	11/04/14	CITI	2,935,775	2,938,396	(2,621)
Australian Dollar	Short	11/04/14	GS	9,615,058	9,724,859	(109,801)
Australian Dollar	Short	12/02/14	GS	16,900,223	16,843,646	56,577
Australian Dollar	Short	11/04/14	HSBC	971,499	984,451	(12,952)
Australian Dollar	Short	11/04/14	JPM	3,214,758	3,228,716	(13,958)
Brazilian Real	Short	04/02/15	CS	1,217,681	1,160,098	57,583
Brazilian Real	Short	04/02/15	HSBC	1,218,126	1,160,098	58,028
Brazilian Real	Short	01/05/15	JPM	12,907,667	11,881,894	1,025,773
Brazilian Real	Short	04/02/15	JPM	1,445,122	1,462,508	(17,386)
Brazilian Real	Short	11/04/14	UBS	1,695,614	1,620,461	75,153
Brazilian Real	Short	12/02/14	UBS	1,615,162	1,606,734	8,428
Brazilian Real	Short	01/05/15	UBS	1,046,120	984,654	61,466
Brazilian Real	Short	10/02/15	UBS	17,846,324	16,768,901	1,077,423
British Pound	Short	12/11/14	BRC	6,869,669	6,830,068	39,601

The accompanying notes are an integral part of these financial statements.

33

Notes to Schedule of Portfolio Investments (continued)

				Receivable		Unrealized
	Position	Settlement Date	Counterparty	Amount	Payable Amount	Gain/(Loss)
British Pound	Short	12/11/14	CITI	$808,943	$805,983	$2,960
British Pound	Short	12/11/14	DUB	2,558,550	2,558,677	(127)
British Pound	Short	12/11/14	GS	2,207,230	2,194,066	13,164
Canadian Dollar	Short	11/17/14	BRC	10,953,473	10,886,215	67,258
Canadian Dollar	Short	02/10/15	CITI	8,137,354	7,888,588	248,766
Euro	Short	11/20/14	BRC	10,986,831	10,833,573	153,258
Euro	Short	06/15/15	BRC	3,433,706	3,237,763	195,943
Euro	Short	11/20/14	CITI	108,401,280	102,183,258	6,218,022
Euro	Short	08/07/15	DUB	267,586	251,255	16,331
Euro	Short	11/20/14	GS	125,497,147	119,037,712	6,459,435
Euro	Short	06/15/15	JPM	9,158,703	8,638,639	520,064
Indian Rupee	Short	01/08/15	HSBC	336,000	337,325	(1,325)
Indian Rupee	Short	12/05/14	JPM	184,000	183,715	285
Japanese Yen	Short	11/04/14	BRC	16,223,818	15,828,652	395,166
Japanese Yen	Short	12/02/14	BRC	43,455,250	41,676,638	1,778,612
Japanese Yen	Short	11/04/14	CITI	8,818,162	8,626,122	192,040
Japanese Yen	Short	12/15/14	CITI	9,447,198	8,996,298	450,900
Japanese Yen	Short	11/04/14	DUB	10,437,893	10,107,582	330,311
Japanese Yen	Short	11/05/14	DUB	902,000	899,332	2,668
Japanese Yen	Short	08/07/15	HSBC	4,100,000	3,736,102	363,898
Japanese Yen	Short	11/04/14	JPM	18,098,949	17,535,359	563,590
Japanese Yen	Short	12/15/14	JPM	10,697,192	10,163,145	534,047
Japanese Yen	Short	12/15/14	UBS	8,521,768	8,096,669	425,099
Mexican Peso	Short	12/18/14	BRC	2,846,363	2,843,579	2,784
Mexican Peso	Short	12/18/14	CITI	1,248,949	1,239,654	9,295
Mexican Peso	Short	11/04/14	DUB	17,184,326	17,180,363	3,963
Mexican Peso	Short	12/18/14	DUB	12,454,100	12,252,316	201,784
Mexican Peso	Short	02/05/15	DUB	9,105,228	8,882,673	222,555
Mexican Peso	Short	11/13/14	GS	10,838,561	10,651,512	187,049
Mexican Peso	Short	12/11/14	GS	2,615,165	2,551,638	63,527
Mexican Peso	Short	12/18/14	GS	5,092,796	4,992,695	100,101

The accompanying notes are an integral part of these financial statements.

34

Notes to Schedule of Portfolio Investments (continued)

				Receivable		Unrealized
	Position	Settlement Date	Counterparty	Amount	Payable Amount	Gain/(Loss)
Mexican Peso	Short	01/22/15	GS	$5,068,871	$4,946,988	$121,883
Mexican Peso	Short	02/05/15	GS	534,830	538,043	(3,213)
Mexican Peso	Short	12/18/14	HSBC	755,000	753,176	1,824
Mexican Peso	Short	12/18/14	JPM	762,000	756,593	5,407
Mexican Peso	Short	12/18/14	UBS	906,000	906,429	(429)
Mexican Peso	Short	01/08/15	UBS	3,244,131	3,158,997	85,134

			Totals	$896,666,147	$883,196,731	$13,469,416

COUNTERPARTY ABBREVIATIONS:

BNP:	BNP Paribas Bank
BOA:	Bank of America
BRC:	Barclays Bank PLC
CITI:	Citigroup, Inc.
CS:	Credit Suisse
DUB:	Deutsche Bank AG
GS:	Goldman Sachs & Co.
HSBC:	HSBC Bank
JPM:	JPMorgan Chase & Co.
MS:	Morgan Stanley
RBS:	Royal Bank of Scotland Group PLC
SGCB:	Societe Generale
UBS:	UBS Warburg LLC

CURRENCY ABBREVIATIONS:

AUD:	Australian Dollar
BRL:	Brazilian Real
EUR:	Euro
GBP:	British Pound
INR:	Indian Rupee
JPY:	Japanese Yen
MXN:	Mexican Peso
USD:	United States Dollar

INVESTMENT ABBREVIATIONS AND DEFINITIONS:

CDI:	Brazil Interbank Deposit Rate
CPURNSA:	Consumer Price All Urban Non-Seasonally Adjusted Index
EURIBOR:	Euro Interbank Offered Rate
LIBOR:	London Interbank Offered Rate
OIS:	Overnight Index Swap
OTC:	Over-the-counter
TIIE:	Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.

35

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments at value* (including securities on loan valued at $9,403,611)	$1,022,302,613
Receivable for investments sold	112,737,584
Receivable for delayed delivery investments sold	38,339,297
Unrealized appreciation on foreign currency contracts	22,419,152
Dividends, interest and other receivables	5,130,765
Cash collateral for financial derivative instruments	1,953,000
Unrealized appreciation on swaps	1,410,159
Foreign currency**	992,975
Variation margin receivable on financial derivative instruments	864,688
Receivable for Fund shares sold	806,090
Swap premiums paid	418,182
Receivable from affiliate	92,014
Prepaid expenses	18,211
Total assets	1,207,484,730
Liabilities:
Payable for delayed delivery investments purchased	198,394,961
Payable for investments purchased	18,053,553
Payable for collateral on financial derivative instruments	11,193,000
Payable upon return of securities loaned	9,693,138
Unrealized depreciation on foreign currency contracts	8,949,736
Payable to custodian	8,668,939
Payable for Fund shares repurchased	3,074,732
Swap premiums received	2,645,054
Options written (premiums received $1,974,733)	1,613,320
Variation margin payable on financial derivative instruments	774,817
Unrealized depreciation on swaps	581,595
Accrued expenses:
Investment advisory and management fees	369,733
Administrative fees	184,866
Trustee fees and expenses	4,151
Other	326,993
Total liabilities	264,528,588
Net Assets	$942,956,142
Net Assets Represent:
Paid-in capital	$893,362,866
Undistributed net investment income (loss)	(986,160)
Accumulated net realized gain from investments, options, futures contracts, swaps and foreign currency transactions	22,341,769
Net unrealized appreciation of investments, options, futures contracts, swaps and foreign currency translations	28,237,667
Net Assets	$942,956,142
Shares outstanding	86,743,693
Net asset value, offering and redemption price per share	$10.87
* Investments at cost	$1,008,006,717
** Foreign currency at cost	$976,872

The accompanying notes are an integral part of these financial statements.

36

Statement of Operations

For the fiscal year ended October 31, 2014

Investment Income:
Interest income	$23,758,156
Dividend income	449,229
Securities lending income	36,719
Foreign withholding tax	(40,988)
Total investment income	24,203,116
Expenses:
Investment advisory and management fees	4,737,211
Administrative fees	2,368,606
Custodian	273,523
Transfer agent	166,719
Reports to shareholders	144,729
Professional fees	155,086
Trustees fees and expenses	48,825
Shareholder servicing fees	19,822
Registration fees	56,543
Miscellaneous	28,224
Total expenses before offsets	7,999,288
Expense reimbursements	(1,124,267)
Net expenses	6,875,021
Net investment income	17,328,095
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,724,111
Net realized gain on futures contracts	11,068,731
Net realized gain on foreign currency transactions	4,928,213
Net realized gain on written options	3,294,128
Net realized gain on swap transactions	2,536,233
Net change in unrealized appreciation (depreciation) of investments	(3,463,568)
Net change in unrealized appreciation (depreciation) of futures contracts	(3,711,228)
Net change in unrealized appreciation (depreciation) on foreign currency translations	14,192,725
Net change in unrealized appreciation (depreciation) on written options	(326,368)
Net change in unrealized appreciation (depreciation) on swap transactions	(6,008,273)
Net realized and unrealized gain	25,234,704
Net increase in net assets resulting from operations	$42,562,799

The accompanying notes are an integral part of these financial statements.

37

Statements of Changes in Net Assets

For the fiscal years ended October 31,

	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$17,328,095	$20,245,641
Net realized gain on investments, options, futures contracts, swaps and foreign currency transactions	24,551,416	3,806,382
Net change in unrealized appreciation (depreciation) of investments, options, futures contracts, swaps and foreign currency translations	683,288	(38,647,898)
Net increase (decrease) in net assets resulting from operations	42,562,799	(14,595,875)
Distributions to Shareholders:
From net investment income	(16,020,069)	(34,138,855)
From net realized gain on investments	—	(20,101,151)
From return of capital	—	(2,501,308)
Total distributions to shareholders	(16,020,069)	(56,741,314)
Capital Share Transactions:
Proceeds from sale of shares	244,902,657	358,066,861
Reinvestment of dividends	13,489,957	48,296,615
Cost of shares repurchased	(585,489,638)	(538,187,094)
Net decrease from capital share transactions	(327,097,024)	(131,823,618)
Total decrease in net assets	(300,554,294)	(203,160,807)
Net Assets:
Beginning of year	1,243,510,436	1,446,671,243
End of year	$942,956,142	$1,243,510,436
End of year undistributed net investment income (loss)	$(986,160)	$709,639

Share Transactions:
Sale of shares	22,918,825	33,118,087
Shares issued in connection with reinvestment of dividends and distributions	1,262,078	4,454,829
Shares repurchased	(54,463,680)	(50,389,826)
Net decrease in shares	(30,282,777)	(12,816,910)

The accompanying notes are an integral part of these financial statements.

38

AMG Managers Total Return Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.63	$11.14	$10.53	$11.24	$10.61
Net investment income	0.16 [3]	0.16 [3]	0.24 [3]	0.38	0.35
Net realized and unrealized gain (loss) on investments	0.22 [3]	(0.24)[3]	0.72 [3]	(0.25)	0.73
Total from investment operations	0.38	(0.08)	0.96	0.13	1.08
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.26)	(0.35)	(0.35)	(0.32)
Net realized gain on investments	—	(0.15)	—	(0.49)	(0.13)
Return of capital	—	(0.02)	—	—	—
Total distributions to shareholders	(0.14)	(0.43)	(0.35)	(0.84)	(0.45)
Net Asset Value, End of Year	$10.87	$10.63	$11.14	$10.53	$11.24
Total Return[1]	3.64%	(0.72)%	9.31%	1.45%	10.52%
Ratio of net expenses to average net assets (with offsets and reductions)	0.58%	0.61%[4]	0.58%	0.58%	0.58%
Ratio of expenses to average net assets (with offsets)	0.58%	0.61%[4]	0.58%	0.58%	0.58%
Ratio of total expenses to average net assets (without offsets and reductions)[2]	0.67%	0.70%[4]	0.70%	0.71%	0.74%
Ratio of net investment income to average net assets[1]	1.46%	1.45%[4]	2.22%	2.54%	2.38%
Portfolio turnover	177%	255%	375%	495%[5]	359%[5]
Net assets at end of year (000’s omitted)	$942,956	$1,243,510	$1,446,671	$1,239,141	$1,425,341

Notes to Financial Highlights

[1]	Total returns and net investment income would have been lower had certain expenses not been offset.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expense, if any, such as interest, taxes and extraordinary expenses.
[3]	Per share numbers have been calculated using average shares.
[4]	Includes non-routine extraordinary expenses amounting to 0.025% of average net assets.
[5]	Turnover ratio includes TBA dollar roll transactions. Had the TBA transactions been excluded the turnover ratios for the fiscal years ended 2011 and 2010 would have been 411% and 286%, respectively.

39

Notes to Financial Statements

October 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (formerly Managers Trust I) (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers Total Return Bond Fund (formerly Managers PIMCO Bond Fund) (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the counter market are valued at the last quoted sales price. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Debt obligations (other than short-term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean price provided by an authorized pricing service. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value

40

Notes to Financial Statements (continued)

measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to the Fund. For the fiscal year ended October 31, 2014, the Fund’s custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended October 31, 2014, overdraft fees for the Fund equaled $819.

The Trust held a shareholder meeting at which shareholders approved a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy statement and shareholder meeting are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are due to differing treatments for wash sales, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

Distributions paid from:	2014	2013
Ordinary income	$16,174,618	$27,279,634
Short-term capital gains	—	16,058,426
Long-term capital gains	—	10,901,946
Return of capital	—	2,501,308

Totals	$16,174,618	$56,741,314

As of October 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	$28,138,412
Undistributed short-term capital gains	—
Undistributed long-term capital gains	$8,894,260

e. FEDERAL TAXES

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification

41

Notes to Financial Statements (continued)

and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of October 31, 2014, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS

As of October 31, 2014, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended October 31, 2015, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At October 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: two collectively own 46%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2014, the market value of repurchase agreements outstanding was $17,993,138.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund would pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

k. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

42

Notes to Financial Statements (continued)

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Fund (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by one or more portfolio managers who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2014, the Fund paid an investment management fee at the annual rate of 0.40% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least March 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.58% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s contractual expense limitation amount. For the fiscal year ended October 31, 2014, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 10/31/13	$4,459,436
Additional Reimbursements	1,124,267
Repayments	—
Expired Reimbursements	(1,586,734)

Reimbursement Available - 10/31/14	$3,996,969

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

Prior to January 1, 2013, the aggregate annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Fund is distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended October 31, 2014, the Fund neither borrowed or lent to other Funds in the AMG Funds family.

43

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2014, were $631,663,860 and $337,794,367, respectively. Purchases and sales of U.S. Government obligations for the fiscal year ended October 31, 2014, were $1,374,488,351 and $1,946,748,944, respectively.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At October 31, 2014, the value of the securities loaned was $9,403,611 and the cash collateral received was $9,693,138.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to the Schedule of Portfolio Investments. For the fiscal year ended October 31, 2014, the average quarterly balances of derivative financial instruments outstanding were as follows:

Financial futures contracts:
Average number of contracts purchased	6,169
Average number of contracts sold	72
Average notional value of contracts purchased	$1,200,771,140
Average notional value of contracts sold	$13,692,237
Foreign currency exchange contracts:
Average US dollar amounts purchased/sold	$369,957,165
Options:
Average notional value of option contracts written	$146,055
Average notional value of swaption written	$233,300,000
Credit default swaps:
Average notional value - sell protection	$105,901,021
Interest rate swaps:
Average notional value - pays fixed rate	$1,294,500,000
Average notional value - receives fixed rate	$364,540,000

8. FORWARD FOREIGN CURRENCY CONTRACTS

During the fiscal year ended October 31, 2014, the Fund invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9. FUTURES CONTRACTS

The Fund entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

44

Notes to Financial Statements (continued)

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For over-the-counter (“OTC”) futures, daily variation margin is not required. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

10. INTEREST RATE CAPS AND FLOORS, SWAP CONTRACTS AND OPTIONS

For the fiscal year ended October 31, 2014, the Fund entered into over-the-counter transactions involving interest rate caps and floors, swap contracts, or purchased and written (sold) options, in order to manage its exposure to credit, currency, equity, interest rate and inflation risk.

In interest rate caps and floor agreements, one party agrees to make payments only when interest rates exceed a specified rate or “cap” or fall below a specified rate or “floor,” usually in return for payment of a fee by the other party. Interest rate caps and floors entitle the purchaser, to the extent that a specified index exceeds or falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps or floors.

Swap contracts represent an agreement between counterparties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Swaps ordinarily do not involve the exchange of principal between the parties. Purchased options on swap contracts (“swaptions”) give the holder the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counterparty to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that swap or swaption contract counterparties will be able to meet their obligations under the contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund may thus assume the risk that payments owed to the Fund under a swap or swaption contract will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of “marking to market.” When the swap agreement or swaption is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Accrued interest and interest paid are recognized as unrealized and realized gain (loss), respectively. In each of the contracts, the Fund pays a premium to the counterparty in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract. The Fund also sold credit protection through credit default swaps. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) in the Statement of Assets and Liabilities.

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. The Fund, as writer of written options, bears the risk of an unfavorable change in the market value of the instrument underlying the written option. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

11. RISKS ASSOCIATED WITH COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOS”)

The net asset value of the Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs are subject to principal paydowns as a result of prepayment or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. CMOs may have a fixed or variable rate of interest.

12. DOLLAR ROLL AGREEMENTS

For fiscal year ended October 31, 2014, the Fund entered into dollar rolls in which it sells debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Fund receives compensation as consideration for

45

Notes to Financial Statements (continued)

entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds its cost.

13. MARKET, CREDIT AND COUNTERPARTY RISKS

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to market fluctuations and are exposed to credit risk with parties with whom it trades (issuers or counterparties). Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The Fund may be exposed to credit or counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default or not perform under the contract. The Fund minimizes credit risk and counterparty risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and the respective counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of the ISDA Master Agreement, which requires accelerated settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

14. MASTER NETTING AGREEMENT

The Fund may enter into master netting agreements with its counterparties for the securities lending program, repurchase agreements and derivative instruments, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

Notes to Financial Statements (continued)

The following tables are a summary of the Fund’s open repurchase agreements and derivative instruments that are subject to a master netting agreement as of October 31, 2014:

	Net Amounts of
	Assets Presented
	in the Statement of Assets and	Gross Amount Not Offset in the Statement of Assets and Liabilities
	Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Bank of America	$242	$242	—	—
Barclays Bank PLC	2,743,062	2,743,062	—	—
Cantor Fitzgerald Securities, Inc.	2,302,143	2,302,143	—	—
Citigroup Global Markets, Inc.	16,068,399	9,944,868	$4,500,000	$1,623,531
Credit Suisse	58,307	32,312	25,995	—
Daiwa Capital Markets America	2,302,143	2,302,143	—	—
Deutsche Bank AG	1,192,490	702,124	280,000	210,366
Goldman Sachs & Co.	7,547,179	2,703,829	3,990,000	853,350
HSBC Bank	493,670	320,060	—	173,610
JPMorgan Chase & Co.	2,681,611	1,144,878	470,000	1,066,733
Morgan Stanley	441,717	441,717	—	—
Nomura Securities International, Inc.	2,302,143	2,302,143	—	—
Royal Bank of Scotland Group PLC	4,227	—	4,227	—
State of Wisconsin Investment Board	2,302,143	2,302,143	—	—
UBS Warburg LLC	1,801,155	797,899	600,000	403,256

Total	$42,240,631	$28,039,563	$9,870,222	$4,330,846

	Net Amounts of
	Liabilities Presented in the Statement	Gross Amount Not Offset In the Statement of Assets and Liabilities
	of Assets and	Financial
	Liabilities	Instruments	Cash Collateral Pledged	Net Amount
Bank of America	$26,254	$242	—	$26,012
Barclays Bank PLC	5,873,323	2,971,670	$52,000	2,849,653
Citigroup Global Markets, Inc.	1,160,302	1,160,302	—	—
Credit Suisse	32,312	32,312	—	—
Deutsche Bank AG	702,124	702,124	—	—
Goldman Sachs & Co.	2,703,829	2,703,829	—	—
HSBC Bank	320,060	320,060	—	—
JPMorgan Chase & Co.	1,144,878	1,144,878	—	—
Morgan Stanley	944,406	944,406	—	—
UBS Warburg LLC	797,899	797,899	—	—

Total	$13,705,387	$10,777,722	$52,000	$2,875,665

Notes to Financial Statements (continued)

15. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

The AMG Managers Total Return Bond Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013/2014 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Total Return Bond Fund hereby designates $8,894,260, as a capital gain distribution with respect to the taxable year ended October 31, 2014, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND THE SHAREHOLDERS OF AMG MANAGERS TOTAL RETURN BOND FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Total Return Bond Fund (formerly, Managers PIMCO Bond Fund) (the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and the application of alternative auditing procedures provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 29, 2014

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012	Bruce B. Bingham, 12/1/48

• Oversees 43 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 9/23/41

• Trustee since 2000 • Oversees 43 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2000	Edward J. Kaier, 9/23/45

• Oversees 43 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Kurt A. Keilhacker, 10/5/63

• Oversees 45 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

• Trustee since 2000	Steven J. Paggioli, 4/3/50

• Oversees 43 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 2/2/46

• Oversees 43 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 2000	Eric Rakowski, 6/5/58

• Oversees 45 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 8/11/65

• Oversees 45 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

• Trustee since 2000	Thomas R. Schneeweis, 5/10/47

• Oversees 43 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (25 portfolios) (2010-Present).

50

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds
Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011	Christine C. Carsman, 4/2/52

• Oversees 45 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund
and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years

• President since 2014	Jeffrey T. Cerutti, 2/7/68

• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011 • Chief Legal Officer since 2011

Lewis Collins, 2/22/66

Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Secretary, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds III, AMG Funds and AMG Funds II (2007-Present); Treasurer, Principal Financial Officer and Principal Accounting Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010	John J. Ferencz, 3/9/62 Vice President, Legal and Compliance, AMG Funds LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President and Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 3/15/74

Senior Vice President, Chief Compliance Officer, Legal and Compliance, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

51

Annual Renewal of Investment Management and SubAdvisory Agreement

At an in-person meeting held on June 19-20, 2014, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for AMG Managers Total Return Bond Fund (formerly Managers PIMCO Bond Fund) (the “Fund”) and the Subadvisory Agreement for the Subadvisor of the Fund. The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 19-20, 2014, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT, AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of the Investment Manager’s duties with respect to the Fund and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadvisor, the Investment Manager: performs periodic detailed analysis and reviews of the performance by the Subadvisor of its obligations to the Fund, including without limitation a review of the Subadvisor’s investment performance in respect of the Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor; assists the Board and management of the Trust in developing and reviewing information with respect to the annual consideration of the Subadvisory

Agreement; prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor; identifies potential successors to or replacements of the Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for the Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also

52

Annual Renewal of Investment Management and SubAdvisory Agreement (continued)

considered the Subadvisor’s risk management processes.

PERFORMANCE.

As noted above, the Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2014 was below, below, above and above, respectively, the median performance of the Peer Group and below, above, above and above, respectively, the performance of the Fund Benchmark, the Barclays U.S. Aggregate Bond Index®. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance. The Trustees also took into account the fact that the Fund ranked in the second quintile of the Peer Group for the 5-year period and in the top quintile relative to the Peer Group for the 10-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the

Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain a contractual expense limitation for the Fund.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds family, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. The Trustees also considered management’s discussion of the current asset level of the Fund, and considered the impact on profitability of the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion of the current advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadvisor. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Fund operates in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees considered other potential benefits of the subadvisory relationship to the Subadvisor, including, among others, the indirect benefits that the Subadvisor may receive from the Subadvisor’s relationship with the Fund, including any so-called “fallout benefits” to the Subadvisor, such as reputational value derived from the Subadvisor serving as Subadvisor to the Fund, which, prior to April 28, 2014, bore the Subadvisor’s name. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Fund by the Subadvisor to be a material factor in their deliberations at this time.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of

53

Annual Renewal of Investment Management and SubAdvisory Agreement (continued)

March 31, 2014 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.58%. The Trustees also took into account management discussion of the Fund’s expenses. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

*     *     *     *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and the Subadvisory Agreement: (a) the Investment Manager and the Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; and (c) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 19-20, 2014, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund.

54

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

AMG Funds

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

Pacific Investment Management Co. LLC

840 Newport Center Drive

Newport Beach, CA 92660

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA.

Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AMG Funds

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

www.amgfunds.com

ANNUAL REPORT

AMG Funds

October 31, 2014

AMG Frontier Small Cap Growth Fund

Investor Class: MSSVX   |   Service Class: MSSCX   |   Institutional Class: MSSYX

AMG TimesSquare All Cap Growth Fund

(formerly Managers AMG TSCM Growth Equity Fund)

Investor Class: MTGVX   |   Service Class: MTGSX   |   Institutional Class: MTGIX

AMG Managers Emerging Opportunities Fund

(formerly Managers Micro-Cap Fund)

Service Class: MMCFX   |   Institutional Class: MIMFX

AMG Managers Real Estate Securities Fund: MRESX

www.amgfunds.com	AR022-1014

AMG Funds

Annual Report—October 31, 2014

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Frontier Small Cap Growth Fund	4

AMG TimesSquare All Cap Growth Fund	10

AMG Managers Emerging Opportunities Fund	16

AMG Managers Real Estate Securities Fund	25

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	30

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	32

Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	34

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	35

Detail of changes in assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	37

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	43

NOTES TO FINANCIAL STATEMENTS	44

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

TRUSTEES AND OFFICERS	54

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	56

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The fiscal year ended October 31, 2014 was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 17% during the past 12 months. International stocks, by comparison, had flat performance, as measured by the MSCI ACWI ex USA Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index has a cumulative gain of 236% (including reinvestment of dividends) since the market bottom on March 9, 2009, through October 31, 2014.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 4% for the 12 months ended October 31. Bond markets have performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

Earlier this year, Managers Investment Group rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s Affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	17.27%	19.77%	16.69%
Small Caps	(Russell 2000® Index)	8.06%	18.18%	17.39%
International	(MSCI All Country World Index ex USA Index)	0.06%	7.76%	6.09%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Index)	4.14%	2.73%	4.22%
High Yield	(Barclays U.S. High Yield Bond Index)	5.82%	9.39%	10.44%
Tax-exempt	(Barclays Municipal Bond Index)	7.82%	4.93%	5.26%
Treasury Bills	(BofAML U.S. Treasury Bill 6 Month Index)	0.14%	0.16%	0.23%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2014	Expense Ratio for the Period	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Expenses Paid During the Period*
AMG Frontier Small Cap Growth Fund
Investor Class
Based on Actual Fund Return	1.55%	$1,000	$1,033	$7.94
Hypothetical (5% return before expenses)	1.55%	$1,000	$1,017	$7.88
Service Class
Based on Actual Fund Return	1.28%	$1,000	$1,034	$6.56
Hypothetical (5% return before expenses)	1.28%	$1,000	$1,019	$6.51
Institutional Class
Based on Actual Fund Return	1.05%	$1,000	$1,036	$5.39
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.35
AMG TimesSquare All Cap Growth Fund
Investor Class
Based on Actual Fund Return	1.28%	$1,000	$1,080	$6.71
Hypothetical (5% return before expenses)	1.28%	$1,000	$1,019	$6.51
Service Class
Based on Actual Fund Return	0.89%	$1,000	$1,082	$4.67
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.53
Institutional Class
Based on Actual Fund Return	0.79%	$1,000	$1,083	$4.15
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02
AMG Managers Emerging Opportunities Fund
Service Class
Based on Actual Fund Return	1.43%	$1,000	$1,028	$7.31
Hypothetical (5% return before expenses)	1.43%	$1,000	$1,018	$7.27
Institutional Class
Based on Actual Fund Return	1.18%	$1,000	$1,029	$6.03
Hypothetical (5% return before expenses)	1.18%	$1,000	$1,019	$6.01
AMG Managers Real Estate Securities Fund
Based on Actual Fund Return	1.20%	$1,000	$1,107	$6.37
Hypothetical (5% return before expenses)	1.20%	$1,000	$1,019	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Frontier Small Cap Growth Fund

Portfolio Manager’s Comments

THE PORTFOLIO MANAGER

Frontier Capital Management Co. LLC (“Frontier”) manages client assets in small-, small/mid-, mid- and large-cap U.S. equity strategies. The AMG Frontier Small Cap Growth Fund follows a small-cap growth discipline as Frontier implements its “GARP” investment approach to select attractive small-cap stocks.

Frontier believes:

•	Fundamental research is the cornerstone to adding value

•	Stock prices ultimately are linked to sales and earnings growth

•	Growth must be purchased at a reasonable price (“GARP”)

•	Research is a continuous process

Frontier utilizes and draws support from its entire team of 18 investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research, Frontier seeks long-term capital appreciation by investing in small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.

Frontier looks for companies it believes can generate long-term, sustainable earnings, managed by qualified professionals capable of executing a well-conceived strategic plan. Frontier seeks businesses that can generate superior rates of return on capital in excess of their cost of capital over a business cycle, due to above-average secular growth prospects or a competitive advantage.

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2014, the AMG Frontier Small Cap Growth Fund (Service Class) (the “Fund”) returned 7.5%, compared with the Russell 2000® Growth Index, which returned 8.3%.

U.S. equities finished the twelve months ending October 31, 2014 with strong positive returns. Small caps trailed large caps as the Russell 2000® rose 8.1% versus the 16.8% gain of the large cap Russell 1000®. The U.S. economy continues to show resilience and remains the bright spot globally. The October Institute for Supply Management manufacturing index regained its 3 1⁄2 year high of 59.0 achieved in August and surpassed expectations for a decline. The underlying details were even better as the production gauge hit a 10-year high and new orders rose to the second highest level of the past decade. While the service index slowed to 57.1 last month, from 58.6 in September, the employment gauge rose to its highest level since 2005. Readings above 50 indicate economic expansion. Confirming the data, nonfarm payrolls grew a seasonally adjusted 214,000 in October dropping the unemployment rate to 5.8%, its lowest level since 2008. This was the ninth month where the economy added over 200,000 jobs, the best streak since 1995. Improving consumer confidence and falling oil prices should support further U.S. economic expansion despite concerns over China’s slowing growth, Europe flirting with recession and Middle East turmoil.

Our three top contributing sectors were technology, consumer discretionary and financial services. The Fund carried a significant overweight in technology this year and it has been our best relative return sector, up 18%, versus the 10% gain of the benchmark. In particular, our semiconductor holdings were up over 44% for the trailing 12 months, compared to the 37% industry return in the Russell 2000® Growth. This sector has been led by TriQuint Semiconductor, Inc. (TriQuint”), up 146%. TriQuint is gaining share in the mobile devices market that requires increasing numbers of its power amplifiers and filters. The company is also merging with competitor RF Micro Devices, which will result in much higher margins and earnings for the combined company. In early October, Microchip Technology, a semiconductor manufacturer, preannounced disappointing results and called for an industry-wide downturn.

Historically, Microchip has been considered the “canary in the coal mine” as it usually is one of the first companies in the industry to experience a slowdown in orders. Almost all semiconductor stocks fell significantly on this news; however, as more companies have reported earnings, it appears as though the majority of the weakness is related to a slowdown in China and we believe a sharp semiconductor downturn is unlikely. While the Fund remained overweight in technology, we reduced our weighting by selling five hardware related technology positions: Advanced Energy Industries, Ingram Micro, Monolithic Power Systems, ON Semiconductor and Teradyne, and trimming positions in several other holdings as well.

The Fund has been underweight consumer discretionary, our second strongest contributing sector. Our 7% return outpaced the 1% decline of the benchmark. Our positioning in the sector had been predicated on most consumer companies operating at peak margins, consumer stocks having outperformed for five years and consumers combatting tepid wage gains and increased taxes. After sales trends slowed markedly at the end of last year and the stocks corrected, we added to our consumer exposure and are currently overweight the index. Commercial truck axle manufacturer Meritor, classified under auto, was our strongest contributing stock, up 67%. New management has reinvigorated the business and is laser focused on improving profit margins. Mattress retailer and manufacturer Select Comfort, who sells the Sleep Number bed, appreciated 40% reflecting share gains and improved industry sales.

Financial services, an overweight sector, was also a strong contributing sector, as our 17% return outpaced the 11% return of the index. Results were led by the 24% advance of brokerage firm Raymond James. It remains a top holding in the portfolio and the company is experiencing solid results in each of its businesses: investment banking, private client services, asset management and conventional banking. The Fund also benefitted from the 29% gain of payment

4

AMG Frontier Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

processor Heartland Payment Systems. Our investment thesis centering on the company’s captive salesforce being a competitive moat to new emerging payment systems such as Square appears to be unfolding. Additionally, management efforts to accelerate sales are gaining traction, as new processing equipment installed is at record levels.

Producer durables was our largest detractor to absolute performance, as our -7% return lagged the 4% gain of the benchmark. While we were overweight the sector during the fiscal year, we have sold several positions and are currently underweight. Detractors included engineering firm MasTec, down 10%, and back office support firm Advisory Board Company, down 22%. MasTec was hurt by a significant slowdown in wireless capital spend by its largest customer, AT&T. In addition, investors are concerned that lower oil prices will hurt the company’s pipeline construction business. We believe the company will take share in wireless, posting substantial growth, that the pipeline business will remain robust for the foreseeable future and that the stock is undervalued. Advisory Board has declined as the company has made several acquisitions of early-stage technology health care companies that are currently unprofitable, hurting profit margins and earnings per share. We had materially reduced the holding during the year and it is now a small position. We recently met with management and believe they now recognize the importance of improving operating margins and we continue to hold our small position. We would look to add to our holdings if our research indicates that the investments the company made over the last year would lead to accelerating growth and improved profitability.

While geopolitical turmoil and softening economies outside the U.S. create uncertainty for financial markets, recent economic data make it clear that our economy continues to improve. Supporting a continued low-interest-rate environment, inflation expectations remain restrained and weakening global economies, particularly in China and Europe, have resulted in commodity price declines, particularly oil. The decline in the West Texas Intermediate crude prices from $105 to $75 per barrel has resulted in lower gasoline prices for consumers and a financial stimulus estimated at $500 annualized per U.S. household. Finally, and perhaps most importantly, are the improvements in the labor market with the unemployment rate down to 5.8%, the lowest rate in over six years. The stronger labor market in the context of lower energy prices is likely to provide a foundation for solid consumer spending as we head into the holidays and 2015. The inflation outlook remains muted and corporate profits appear poised to grow from record levels. Unless there are policy errors or exogenous major geopolitical shocks, we expect stocks to continue their advance higher.

In short, the U.S. economy appears to be decoupling from the rest of the world. One consequence of this is a rising value for the U.S. dollar. In this environment, smaller companies, which generally have more domestic revenue concentration, should fundamentally perform better than large multinationals. In addition, the stronger dollar will have less of a translation headwind to profits of smaller, more domestically-oriented companies. Given all of these factors, we are optimistic about the prospects for small-cap equity returns in the year ahead.

This commentary reflects the viewpoints of the portfolio manager, Frontier Capital Management Company, LLC as of October 31, 2014 and is not intended as a forecast or guarantee of future results.

The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Index is composed of the 2000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.

5

AMG Frontier Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Frontier Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in AMG Frontier Small Cap Growth Fund’s Service Class on October 31, 2004, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Frontier Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended October 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Frontier Small Cap Growth Fund[2,3,4]
Investor Class	7.19%	—	—	14.49%	01/01/10
Service Class	7.46%	16.23%	9.88%	7.71%	09/24/97
Institutional Class	7.74%	—	—	15.03%	01/01/10
Russell 2000® Growth Index[5]	8.26%	18.61%	9.42%	5.40%	09/24/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	The Russell 2000® Growth Index measures the performance of the Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Frontier Small Cap Growth Fund

Fund Snapshots (unaudited)

October 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG Frontier Small Cap Growth Fund**	Russell 2000® Growth Index
Information Technology	32.6%	25.5%
Health Care	19.9%	22.8%
Industrials	17.8%	14.8%
Consumer Discretionary	12.4%	15.2%
Financials	8.4%	7.9%
Energy	3.5%	3.9%
Materials	2.7%	5.1%
Telecommunication Services	1.7%	0.8%
Consumer Staples	0.7%	3.8%
Utilities	0.0%	0.2%
Other Assets and Liabilities	0.3%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Raymond James Financial, Inc.*	3.1%
Watsco, Inc.*	2.8
Tessera Technologies, Inc.*	2.7
Alkermes PLC*	2.5
Ellie Mae, Inc.	2.5
MEDNAX, Inc.*	2.5
WABCO Holdings, Inc.*	2.4
Synaptics, Inc.	2.3
MasTec, Inc.*	2.3
Puma Biotechnology, Inc.	2.3

Top Ten as a Group	25.4%

*	Top Ten Holding at April 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Frontier Small Cap Growth Fund

Schedule of Portfolio Investments

October 31, 2014

	Shares	Value
Common Stocks—99.7%
Consumer Discretionary—12.4%
2U, Inc.*	17,781	$323,614
American Eagle Outfitters, Inc.	13,891	178,777
Boot Barn Holdings, Inc.*	413	7,331
Chico’s FAS, Inc.	18,269	275,496
DSW, Inc., Class A	12,522	371,277
Fiesta Restaurant Group, Inc.*	5,472	301,781
Fox Factory Holding Corp.*	20,569	348,439
Harman International Industries, Inc.	3,471	372,577
IMAX Corp.*	7,630	224,780
LifeLock, Inc.*	17,068	288,620
LKQ Corp.*	20,822	594,884
Noodles & Co.*,1	9,100	207,753
Select Comfort Corp.*	14,576	374,457
Tilly’s, Inc., Class A*	19,873	141,496
Vera Bradley, Inc.*	6,886	157,001
Vitamin Shoppe, Inc.*	6,665	312,788
Total Consumer Discretionary		4,481,071
Consumer Staples—0.7%
Natural Grocers by Vitamin Cottage, Inc.*,1	13,200	239,052
Energy—3.5%
Carrizo Oil & Gas, Inc.*	7,371	382,850
Emerald Oil, Inc.*	15,191	48,307
InterOil Corp.*,1	1,589	90,001
Matrix Service Co.*	14,764	369,986
SandRidge Energy, Inc.*,1	24,078	93,904
WPX Energy, Inc.*	15,700	300,184
Total Energy		1,285,232
Financials—8.4%
Allied World Assurance Co. Holdings AG	19,862	754,756
Jones Lang LaSalle, Inc.	2,804	379,129
Raymond James Financial, Inc.	20,428	1,146,624
Signature Bank*	4,966	601,532
Waddell & Reed Financial, Inc., Class A	3,493	166,756
Total Financials		3,048,797
Health Care—19.9%
Alkermes PLC*	18,210	920,515
Avalanche Biotechnologies, Inc.*	5,973	214,311
BioDelivery Sciences International, Inc.*,1	6,100	106,140

	Shares	Value
Celldex Therapeutics, Inc.*,1	10,754	$180,129
Centene Corp.*	3,968	367,715
DexCom, Inc.*	15,645	703,243
Insulet Corp.*	13,445	580,421
Intercept Pharmaceuticals, Inc.*	1,500	387,585
Intrexon Corp.*,1	29,260	653,083
Kite Pharma, Inc.*,1	1,646	60,886
Medidata Solutions, Inc.*	8,800	396,968
MEDNAX, Inc.*	14,350	895,870
Molina Healthcare, Inc.*	4,300	209,152
PerkinElmer, Inc.	4,560	197,995
Puma Biotechnology, Inc.*	3,282	822,469
Sangamo BioSciences, Inc.*,1	20,950	254,333
Unilife Corp.*	67,231	246,738
United Therapeutics Corp.*	116	15,192
Total Health Care		7,212,745
Industrials—17.8%
A. O. Smith Corp.	11,362	606,163
The Advisory Board Co.*	3,923	210,547
Carlisle Cos., Inc.	4,205	373,740
KAR Auction Services, Inc.	15,096	458,315
MasTec, Inc.*	29,114	833,825
Meritor, Inc.*	30,083	345,654
MSA Safety, Inc.	5,654	324,935
Pall Corp.	156	14,261
Quanta Services, Inc.*	12,072	411,414
RPX Corp.*	6,337	89,035
Stock Building Supply Holdings, Inc.*	16,910	265,318
Terex Corp.	8,418	242,186
WABCO Holdings, Inc.*	8,851	861,910
Watsco, Inc.	9,875	1,003,497
WESCO International, Inc.*	4,935	406,693
Total Industrials		6,447,493
Information Technology—32.6%
3D Systems Corp.*,1	7,000	264,600
Aspen Technology, Inc.*	5,046	186,349
Belden, Inc.	11,372	809,573
Blackhawk Network Holdings, Inc., Class B*	8,200	273,880
Callidus Software, Inc.*	22,410	315,757
Ellie Mae, Inc.*	23,654	907,840

The accompanying notes are an integral part of these financial statements.

8

AMG Frontier Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—32.6% (continued)
Envestnet, Inc.*	6,021	$267,453
FleetMatics Group PLC*	14,480	537,787
FLIR Systems, Inc.	7,392	247,854
Fortinet, Inc.*	16,472	429,096
Heartland Payment Systems, Inc.	12,683	655,077
Integrated Device Technology, Inc.*	33,573	550,933
Jack Henry & Associates, Inc.	7,845	469,288
Kulicke & Soffa Industries, Inc.*	20,498	295,581
Microsemi Corp.*	4,826	125,814
Pandora Media, Inc.*	895	17,256
QLogic Corp.*	33,792	399,083
QuinStreet, Inc.*	16,752	67,846
RealPage, Inc.*	7,164	142,349
Rovi Corp.*	14,667	306,247
Semtech Corp.*	6,623	168,092
Silver Spring Networks, Inc.*,1	12,232	117,183
Synaptics, Inc.*	12,365	846,137
Synchronoss Technologies, Inc.*	1,510	78,022
Tangoe, Inc.*	33,186	486,839
Tessera Technologies, Inc.	32,542	988,951
TriQuint Semiconductor, Inc.*	28,189	609,728
Ultratech, Inc.*	9,892	189,234
Universal Display Corp.*,1	567	17,736
Virtusa Corp.*	5,652	231,619
Web.com Group, Inc.*	20,343	417,642
WEX, Inc.*	3,515	399,163
Yelp, Inc.*,1	278	16,680
Total Information Technology		11,836,689
Materials—2.7%
Caesarstone Sdot-Yam, Ltd.	6,394	357,169

	Shares	Value
Eagle Materials, Inc.	3,511	$306,967
Globe Specialty Metals, Inc.	16,450	309,424
Total Materials		973,560
Telecommunication Services—1.7%
Cogent Communications Holdings, Inc.	18,278	620,355
Total Common Stocks (cost $24,562,216)		36,144,994

	Principal Amount
Short-Term Investments—4.2%
Repurchase Agreements—3.3%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/14, due 11/03/14, 0.130%, total to be received $1,000,011 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/01/15—09/20/64, totaling $1,020,000)	$1,000,000	1,000,000
Nomura Securities USA, Inc., dated 10/31/14, due 11/03/14, 0.110%, total to be received $207,283 (collateralized by various U.S. Government Agency Obligations, 0.000%—7.250%, 11/03/14—11/01/44, totaling $211,427)	207,281	207,281
Total Repurchase Agreements		1,207,281

	Shares
Other Investment Companies—0.9%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	326,520	326,520
Total Short-Term Investments (cost $1,533,801)		1,533,801
Total Investments—103.9% (cost $26,096,017)		37,678,795
Other Assets, less Liabilities—(3.9)%		(1,401,609)
Net Assets—100.0%		$36,277,186

The accompanying notes are an integral part of these financial statements.

9

AMG TimesSquare All Cap Growth Fund

Portfolio Manager’s Comments

The AMG TimesSquare All Cap Growth Fund

(the “Fund”) seeks to achieve long-term capital appreciation by investing in the stocks of large-, mid- and small-capitalization companies.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to all-cap investing. Led by co-managers Kenneth Duca, Tony Rosenthal and Grant Babyak, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of large-cap, mid-cap and small-cap growth stocks designed to generate good risk-adjusted returns. When selecting growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations and that Fund management believes have the potential to appreciate in price by 25 to 50% within the next 12 to 18 months.

THE PERIOD IN REVIEW

For the fiscal year ended October 31, 2014, the AMG TimesSquare Growth Equity Fund (Institutional Class Shares) returned 12.2%, underperforming the Russell 3000® Growth Index, which returned 16.4%.

As 2013 ended, the high-profile overhangs of tapering and budgets were addressed. Fourth-quarter returns, ranging from 8% to 10% across U.S. equity segments, capped a remarkable year for the markets. An orderly changing of the guard was signaled at the U.S. Federal Reserve (“the Fed”) as outgoing chair Bernanke announced the long-awaited tapering of open market bond purchases. The surprisingly early reduction from $85 billion to $75 billion a month kept markets calm, given the taper’s gradual nature. At the same time, a two-year federal budget deal was reached, making unlikely a repeat of October’s 16-day government shutdown.

The U.S. equity markets traveled a bumpy road in the first quarter of 2014. Gains in February overcame retreats in January and March, to lead the major indices to positive returns of approximately 2%. Stirring the markets was a downward revision to the initial estimate for the prior quarter’s GDP growth. This was coupled with lower consumer spending caused, in part, by one of the coldest winters on record, leading some to reset growth expectations for 2014. Related to that, corporate managements in general have been reducing their forward guidance below estimates. On a more optimistic note, the Institute for Supply Management’s metrics of manufacturing and service activities remained above the economic expansion level, while measures of consumer confidence and sentiment indicated optimism. Added to the mix was the Fed’s third consecutive $10 billion reduction of monthly bond purchases, which slowed the pace to $55 billion beginning in April.

The U.S. stock markets sprang ahead in the second quarter, unperturbed by repeated downward revisions to the prior quarter’s GDP growth rate, which, at -2.9%, saw the greatest decline in five years. At the same time, however, the Institute for Supply Management’s (“ISM”) metrics of manufacturing and service activities remained above the economic expansion level — in line with general expectations — and measures of consumer confidence and sentiment remained optimistic. Businesses and consumers likely dismissed the broad economic slowdown as both weather-induced and short-term in nature. Instead, they latched onto positive job growth and stock market returns. The song remained the same as the Fed reduced again by $10 billion its monthly bond purchases, which was $35 billion beginning in July. More notably, the Fed highlighted the strengthening employment situation as contributing to its view that the zero-interest rate policy might change as early as 2015.

In the third quarter, U.S. stock markets gyrated as economic readings often conflicted with prior expectations as well as with each other. By the end of the quarter, the major stock indices showed flat to negative returns. The final revision to GDP growth for the second quarter was edged up to 4.6% — matching the prior peak set at the end of 2011. Underlying that growth were pockets of increased corporate capital expenditures and higher levels of consumer spending. While the ISM’s metrics of manufacturing and service activities remained above the economic expansion level, the pace for each slackened by a larger degree than had been expected. As evidenced by increased consumer spending, consumer sentiment climbed although consumer confidence unexpectedly fell. The Fed hewed closely to its playbook and reduced monthly bond purchases by $10 billion for the seventh consecutive time, with the expectation that the final $15 billion of monthly purchases would cease with October. The eventual end of its zero-interest rate policy was deferred when Fed chair Yellen maintained it would be a “considerable time” before interest rates would be increased. As the quarter ended, oil prices fell sharply to the lowest levels in over a year, and although home prices climbed, it was at a decelerating rate of growth. Meanwhile, the job market strengthened as the unemployment rate fell below 6% for the first time since mid-2008.

Shrugging off the ghosts of Octobers past, the U.S. stock markets posted solid gains this month. Broadly speaking, recent economic activity was strong, with the initial 3.5% estimate for third quarter GDP growth and the ISM’s metrics of manufacturing activities both better than expected. The ISM’s measure of service activity was below expectations, yet still safely above the expansion level. No surprises came from the Fed as it officially ended the “quantitative easing” monthly bond-buying program that had been in place since September 2012. The Fed felt comfortable doing so since inflation has remained in check and the labor market has strengthened — the unemployment rate fell to 5.8% at the end of October. The outlook for consumers improved as

10

AMG TimesSquare All Cap Growth Fund

Portfolio Manager’s Comments (continued)

measures of sentiment and confidence rose by an unexpected amount, to their highest levels since 2007. Likely, lower gasoline prices factored into those views as oil prices fell to another 12-month low.

The portfolio underperformed the Russell 3000® Growth Index on a relative basis during the past trailing year. Stock selection had a strong negative effect and drove our underperformance; in general, our investments in technology, consumer staples, health care and producer durables lagged their counterparts in the index, while our holdings in financial services and consumer discretionary outperformed. Sector allocation had a slight positive effect although we continue to build our concentrated all-cap growth portfolio from the bottom-up.

Technology was our most challenging sector during this 12-month time frame, and we sold out of CommVault Systems Inc. and NeuStar Inc., both down -36% while they were in the portfolio. CommVault provides data and information management software applications and related services. Results from its second quarter disappointed investors and management with part of the software revenue miss stemming from poor sales execution. Management was cautious about the macro environment, especially from Europe, which made its sales cycle more unpredictable. Even though CommVault continued to gain market share in the storage software market, we believed there was too much uncertainty and sold the stock to make room for higher quality names. NeuStar provides real-time information and analysis to the internet, telecommunications, information services, financial services, retail, media and advertising sectors. The weakness in the stock was attributed to the circulation of a document in late April which called for negotiating terms of the Number Portability Administration contract with a new vendor and away from NeuStar. It’s worth noting that this document was premature, as contract negotiations were not yet final at the time and still are not. The stock appeared to have priced in the loss of this business. Nevertheless, near-term challenges were likely to persist and we decided to sell the name. On a more positive note, Facebook Inc., newly purchased in the portfolio at the end of last year, rose 62% since we initiated the position. The social media and networking company consistently reported strong accelerating advertising revenues and earnings growth that outpaced consensus estimates, driven by higher realized pricing for mobile advertising. Mobile now represents 59% of advertising revenue. We used the later run-up as an opportunity to trim the position.

Our underperformance in consumer staples was mostly driven by health and wellness specialty retailer GNC Holdings, Inc.’s weak -38% return. GNC reported its second consecutive quarterly miss in the third quarter of 2013. The stock was impacted by a multitude of factors, including weak consumer environment, particularly in mall traffic, and fears of a weather disruption in some of their markets. While the Gold Card program is boosting store traffic, they have experienced lower average tickets from new Gold Card users. Coupled with the announcement that both the CEO and CFO were leaving the company, we lost faith in the management and sold our position. We had been trimming the name up until this point, although GNC was the bottommost detractor to the portfolio this year.

Health care was the best performing sector on an absolute basis this year, and while we had a few weaker health care names, our relative underperformance was mostly due to the strength of the benchmark. Celldex Therapeutics, Inc. is a biopharmaceutical company focused on the treatment of cancer and other diseases based on its antibody-focused, precision-targeted immunotherapy platform. Celldex fell -20% after the company announced it would discontinue its clinical trial of CDX-1135 for dense deposit disease (DDD) due to difficulties in enrolling patients. Even though Celldex still has quite a few other immune-therapies in the pipeline, the stock was likely to trade sideways in the near-term so we decided to liquidate our position from this concentrated, best ideas portfolio. Another relative detractor was Air Methods Corp., a provider of air medical emergency transport services and systems in the U.S. utilizing helicopters and fixed-wing aircraft. Earlier in the year, the name had rallied due to revenues and earnings that beat consensus estimates, driven by stronger-than-expected same-store volumes as well as base conversions. However, in third quarter, Air Methods preannounced negative numbers, due to lower-than-anticipated commercial payor mix, which we believe to be short-term volatility. All-in-all, Air Methods was up 8% for the year, which trailed the benchmark sector average return of 34%. More positive news was found in Actavis Plc, a global specialty pharmaceutical company. The company reported strong results with beats to revenue and earnings estimates, due to strength in its generic segment, and surged ahead by 50%. With its Forest Labs acquisition, which closed in July 2014, Actavis will broaden its branded pharmaceutical segment in areas such as gastrointestinal, respiratory and cystic fibrosis. Actavis was the top contributor to the portfolio this year.

Within producer durables, On Assignment Inc. provides in-demand, skilled professionals in areas such as technology, health care and life science. For the third quarter of 2014, On Assignment reported a mixed quarter with better-than-expected earnings although with weaker revenues. A greater influence on the subsequent -13% price decline was the reduced forward guidance, as management cited project delays at some larger customers and noted that its Oxford division for health care IT was not reaccelerating on its growth path as quickly as had been expected. That may not change for several quarters, so we are reevaluating On Assignment’s place in the portfolio. We changed tracks in this sector when we exited Union Pacific Corporation and initiated a position in CSX Corporation in July 2014. The freight rail industry has always been an attractive one, with very high barriers to entry and rational pricing where the rail companies had limited direct competition — Union Pacific’s routes were generally west of the Mississippi River while CSX’s were east of it. In our view, Union Pacific’s

11

AMG TimesSquare All Cap Growth Fund

Portfolio Manager’s Comments (continued)

valuations were near their historical highs while CSX seemed undervalued, though both should benefit from growing shipping volume trends. CSX has been up 14% since purchased.

Overall, the financial services was a credit to the portfolio this year. New to the portfolio was WisdomTree Investments, the exchange-traded funds (ETF) provider. The company’s stock price had been weak following outflows from its Yen-hedged Japanese equity offering, though we believed offsetting inflows to other ETFs, particularly European and Indian, mitigated the market’s concerns and we initiated the position in August 2014. Subsequently WisdomTree’s net flows turned positive year-to-date and its share price increased by 32% since we began buying. Posting a 19% gain was Alliance Data Systems, a provider of transaction-based marketing and customer loyalty solutions. Alliance was credited with strong earnings ahead of estimates and organic growth in its Epsilon marketing services segment, and management raised full year guidance. The company’s pipeline appeared robust with the anticipated addition of approximately 33% growth of new private label clients in 2014 versus 2013 including: BJ’s Wholesale Club, Overstock.com, Designer Shoe Warehouse, Orbitz and Virgin America. Based on those new signings and positive credit trends, we believe that Alliance’s growth should reaccelerate to higher levels. On the debit side was Intercontinental Exchange, the operator of global exchanges for energy, financial and commodity trading. The first half of the year saw investors penalizing the company due to concerns over the U.K. financial regulator’s Markets in Financial Instruments Directive II (MiFID II) and high-frequency trading. The former relates to reforms in Europe which may impact the dominant position of European futures exchanges, among them ICE’s London

International Financial Futures and Options Exchange (LIFFE). It’s worth noting, the rules are not yet final and are years from being implemented. In terms of the latter, ICE has minimal exposure to high-frequency trading when compared to their overall revenues and earnings. The second half of the year saw ICE recover as trading volumes rebounded, especially due to low-energy prices and interest rates. ICE exceed expectations for earnings and the company continued to buy back its stock, but was still a relative detractor to our portfolio, as it was up only 9% over the year compared with a benchmark sector average return of 16%.

Better fortune came from our consumer discretionary names, especially from our new position in Alibaba Group, which we bought during its September 2014 IPO and afterward. As the largest e-commerce company in the world, Alibaba has nearly 80% market share in China — its footprint was equivalent to the Amazon, eBay, and Google’s combined presence in the U.S. With such a dominant position, Alibaba benefits from the inherent network effects that also create significant barriers to entry for competitors. Investors have recognized that and its share price climbed 48%. Walt Disney Co., the diversified international family entertainment and media company, is another name that thrived this year. Disney climbed 35% on its blockbuster hit movie “Frozen,” which was the highest grossing animated film of all time and also a best-selling title on Blu-ray and digital. The company was further aided by strength in its Studio Entertainment, Parks & Resorts, and Consumer Products segments. Continuing the good news was O’Reilly Automotive Inc., a specialty retailer of automotive parts, tools and accessories. O’Reilly issued solid revenues and estimates driven by same-store sales growth, with the pace of new store openings running ahead of original plans. O’Reilly had doubled the amount of customers in their loyalty program. The company viewed this as an important element of their marketing efforts and plans to tie this into a new point-of-sale system that is expected to be rolled out this summer. O’Reilly approached our price target and was sold out of the portfolio in February 2014 after achieving a 21% return. A dark spot on the portfolio was Starbucks Corporation, the global coffeehouse chain. The company reported inline EPS with improving prospects as the company adds more food and beverage items to their menus. However, we were worried about the rising cost of coffee beans and sold out of the position. An unprecedented drought in Brazil destroyed much of the country’s coffee crop, which would impact supplies and prices for several years to come. Starbucks was down -6% during the period when we held it.

Moving toward the end of 2014, the U.S markets are likely envisioning a world without quantitative easing. Some areas of the economy have seen increased capital expenditures, but corporate spending has not yet broadened widely. Those companies with significant overseas exposures — typically larger capitalizations — cast a worried eye on slowing growth in China and the frail European economy. Remaining constant is our approach of bottom-up analysis and identifying superior growth businesses to build our portfolios, no matter what the economic environment or outlook may bring.

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of October 31, 2014 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

12

AMG TimesSquare All Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare All Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in AMG TimesSquare All Cap Growth Fund’s Institutional Class on July 30, 2010 (commencement of operations) to a $10,000 investment made in the Russell 3000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare All Cap Growth Fund and the Russell 3000® Growth Index for the same time periods ended October 31, 2014.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG TimesSquare All Cap Growth Fund[2,3,4,5,6]
Investor Class	11.59%	15.64%	07/30/10
Service Class	12.04%	16.12%	07/30/10
Institutional Class	12.17%	16.15%	07/30/10
Russell 3000® Growth Index[7]	16.39%	18.52%	07/30/10	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor. The Fund is subject to risks associated with small- and mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[6]	Investing in public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[7]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 3000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

13

AMG TimesSquare All Cap Growth Fund

Fund Snapshots (unaudited)

October 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG TimesSquare All Cap Growth Fund**	Russell 3000® Growth Index
Information Technology	30.4%	28.0%
Consumer Discretionary	14.8%	17.9%
Industrials	15.3%	12.2%
Health Care	12.4%	14.9%
Financials	10.3%	5.5%
Materials	5.3%	4.1%
Energy	5.1%	5.2%
Consumer Staples	4.5%	9.9%
Telecommunication Services	0.0%	2.2%
Utilities	0.0%	0.1%
Other Assets and Liabilities	1.9%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Actavis PLC	3.1%
MasterCard, Inc., Class A*	3.0
Alliance Data Systems Corp.	3.0
The Walt Disney Co.*	3.0
Prudential Financial, Inc.	3.0
American Tower Corp.*	3.0
CSX Corp.	3.0
Apple, Inc.	2.9
DaVita HealthCare Partners, Inc.	2.8
Alibaba Group Holding, Ltd., Sponsored ADR	2.8

Top Ten as a Group	29.6%

*	Top Ten Holding at April 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

14

AMG TimesSquare All Cap Growth Fund

Schedule of Portfolio Investments

October 31, 2014

	Shares	Value
Common Stocks—98.1%
Consumer Discretionary—14.8%
BorgWarner, Inc.	15,165	$864,708
NIKE, Inc., Class B	9,195	854,859
Ross Stores, Inc.	12,620	1,018,686
Time Warner Cable, Inc.	6,480	953,921
The Walt Disney Co.	12,725	1,162,810
Wyndham Worldwide Corp.	11,525	895,147
Total Consumer Discretionary		5,750,131
Consumer Staples—4.5%
The Estee Lauder Cos., Inc., Class A	11,300	849,534
TreeHouse Foods, Inc.*	10,505	894,711
Total Consumer Staples		1,744,245
Energy—5.1%
EP Energy Corp., Class A*,1	66,440	970,024
Schlumberger, Ltd.	10,345	1,020,638
Total Energy		1,990,662
Financials—10.3%
American Tower Corp.	11,855	1,155,863
Intercontinental Exchange, Inc.	3,415	711,310
Prudential Financial, Inc.	13,115	1,161,202
WisdomTree Investments, Inc.[1]	66,485	980,654
Total Financials		4,009,029
Health Care—12.4%
Actavis PLC*	4,940	1,199,136
Air Methods Corp.*	12,310	581,401
Biogen Idec, Inc.*	2,765	887,786
DaVita HealthCare Partners, Inc.*	14,220	1,110,155
Envision Healthcare Holdings, Inc.*	30,675	1,072,091
Total Health Care		4,850,569
Industrials—15.3%
American Airlines Group, Inc.	18,110	748,849
The Corporate Executive Board Co.	12,660	933,042
CSX Corp.	32,400	1,154,412
DigitalGlobe, Inc.*	29,310	837,973
Nielsen N.V.	18,545	787,977
On Assignment, Inc.*	23,165	674,102
TriNet Group, Inc.*	28,145	842,098
Total Industrials		5,978,453

	Shares	Value
Information Technology—30.4%
Alibaba Group Holding, Ltd., Sponsored ADR*	11,070	$1,091,502
Alliance Data Systems Corp.*	4,160	1,178,736
Apple, Inc.	10,339	1,116,612
Applied Materials, Inc.	44,615	985,545
Facebook, Inc., Class A*	11,425	856,761
Fidelity National Information Services, Inc.	15,295	893,075
Google, Inc., Class A*	1,576	894,963
Google, Inc., Class C*	1,621	906,269
MasterCard, Inc., Class A	14,105	1,181,294
salesforce.com, inc.*	15,580	996,964
TE Connectivity, Ltd.	16,295	996,113
WNS Holdings, Ltd., ADR*	36,460	736,857
Total Information Technology		11,834,691
Materials—5.3%
Ecolab, Inc.	8,890	988,835
PolyOne Corp.	28,885	1,069,034
Total Materials		2,057,869
Total Common Stocks (cost $30,352,468)		38,215,649

	Principal Amount
Short-Term Investments—6.0%
Repurchase Agreements—2.4%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/14, due 11/03/14, 0.130%, total to be received $929,351 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/01/15—09/20/64, totaling $947,928)	$929,341	929,341

	Shares
Other Investment Companies—3.6%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	1,385,624	1,385,624
Total Short-Term Investments (cost $2,314,965)		2,314,965
Total Investments—104.1% (cost $32,667,433)		40,530,614
Other Assets, less Liabilities—(4.1)%		(1,589,193)
Net Assets—100.0%		$38,941,421

The accompanying notes are an integral part of these financial statements.

15

AMG Managers Emerging Opportunities Fund

Portfolio Manager’s Comments

The AMG Managers Emerging Opportunities Fund primarily invests in the stocks of U.S. micro-capitalization companies. Normally the Fund invests at least 80% of its net assets in U.S. micro-cap stocks. The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also seeks to incorporate into the portfolio the breadth of the micro-cap market by focusing different analytical insights on micro-cap investing. The Fund’s team of subadvisors strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies. The Russell Microcap® Index is the benchmark for the Fund.

THE PORTFOLIO MANAGERS

Lord, Abbett & Co. LLC (“Lord Abbett”)

The team focuses its stock selection effort on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement and are experiencing earnings growth that is driven by top-line growth rather than being driven by one-time events or simple cost-cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that are expected to grow faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate and the strength of management.

The sell discipline is enacted if there is a fundamental change in the business, a more attractive alternative is found or if a holding reaches a 5% weight in the overall portfolio. The Lord Abbett portfolio typically holds between 75 and 100 stocks with no individual holding typically exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight. The annual turnover of the portfolio is expected to be relatively high, although there is no explicit target as part of either the stock selection or the portfolio-construction process.

Next Century Growth Investors LLC (“Next Century”)

The team requires historical revenue growth of at least 15% for a company before conducting further research. Other key factors considered initially by the team are strong historical revenue growth, low debt and high Return On Equity (“ROE”). Quantitative screening is done on a regular basis to see which stocks over the past year are experiencing significant growth. The next stage of this process involves intensive first-hand research to determine the growth prospects of a company, with the team choosing a stock only when it has become convinced a company has an extraordinary opportunity to grow their business. The uniqueness of this process lies in the fact that the team seeks out these companies regardless of their short-term prospects and\or current valuation. The team is looking for “home runs” and companies that will grow to the point that they will eventually reach a small-market capitalization.

The sell discipline is enacted if there is a change in the original investment thesis or a fundamental change in the business of the company. In addition, a holding will become a candidate for sale if it reaches an extreme valuation, becomes larger than 5% of the overall portfolio or as it approaches $1 billion in market capitalization. Typically, companies are sold out of the micro-cap portfolio because they have approached $1 billion in market capitalization.

The Next Century portion of the Fund is concentrated and typically has 40-60 holdings, which can create a high level of volatility. The only risk constraints are that sector weights can not exceed two times the Russell 2000® Growth sector weights, and no individual holding can be greater than 5% of the portfolio.

RBC Global Asset Management (U.S.) Inc. (“RBC”)

The team uses an investment process that focuses on generating solid stock selection by identifying companies with strong, long-term, attractive business fundamentals that are selling at low valuations. In order to initially generate ideas, the team at RBC uses quantitative screens and industry research to concentrate stock selection on a narrower sub-universe of micro-cap companies. The team then focuses a majority of its time on conducting intensive “on-the-ground” fundamental research in order to uncover these opportunities. The focus is on identifying companies with long-term, solid business fundamentals and near-term profitability improvement potential. In terms of short-term factors, the team looks for companies that have shown institutional investor neglect or avoidance and sizeable insider ownership with the potential for both improving profit margins and accelerating earnings in the near future. In terms of long-term factors, the team looks for companies with proven products or services that are leading in market share within their respective industries while maintaining a sustainable competitive advantage and a solid balance sheet.

The resulting portfolio that is generated by this stock selection process tends to exhibit low turnover with company stocks generally held for several years. The portfolio is well diversified with anywhere from 60 to 90 holdings with a maximum of 5% in any single holding.

WEDGE Capital Management L.L.P. (“WEDGE”)

The investment process is a combination of both quantitative and fundamental research insights. The quantitative portion of the investment process uses commonly found factors and characteristics that can be accessed via any number of commercial databases. The value-added portion of the process, therefore, uses a number of different factors across five major categories: valuation, earnings quality, operating efficiency, capital usage and momentum, whose efficacy has been verified via long-term regression analysis. This is referred to as the Fundamental Value model. The top results of this model are combined with the best resulting stocks from the Financial Quality model, which measures stocks across categories such as multiple earnings growth, profitability, leverage and liquidity. The top stocks that appear in both models are eligible for fundamental research. The fundamental research portion of the investment

16

AMG Managers Emerging Opportunities Fund

Portfolio Manager’s Comments (continued)

process is exclusionary in nature and meant to eliminate stocks that are not strong in earnings forecasts, valuation metrics, sector\industry outlook or any factor that cannot be easily captured quantitatively.

A stock is scrutinized for possible sale if it falls below the top four deciles in the Fundamental Value model. Stocks are sold when they become fairly-valued, an upgrade opportunity develops or the original investment thesis materially deteriorates. The portion of the Fund managed by WEDGE is confined to plus or minus 10% in any given sector, although sector positions tend to be much closer to the Index weight than this (it should be noted that these self-imposed sector weighting constraints are based on a proprietary liquidity analysis conducted on an ongoing basis by the micro-cap team and is NOT driven by the sector weightings of any micro-cap benchmark). The final portfolio seeks to be a well-diversified, micro-cap portfolio holding approximately 150 securities and consistently maintaining a value bias relative to the benchmark. The portfolio tends to hold securities within the $40 million to $400 million market capitalization range, although it does not require a sale of a holding until it reaches $800 million in market capitalization.

THE YEAR IN REVIEW

Over the past year, equities within the U.S. posted gains despite ongoing macroeconomic headwinds that continue to threaten what has been, thus far, a gradual economic recovery from the 2008 and 2009 deep recession. While equities within the U.S. posted positive returns across the market capitalization spectrum, these gains were achieved in fitful spurts as the “risk on, risk off” environment, U.S. Federal Reserve (“Fed”) policy changes and waning global growth continued to create uncertainty. Despite these risks, investors increased equity exposure as U.S. equity indices across the market cap spectrum generated robust gains in the fourth quarter of 2013. From January 1st to October 31st 2014, large-cap equities significantly outperformed micro-cap and small-cap equities as volatility increased. Investors tentatively entered the fourth quarter of 2014 firmly focused the Fed’s next move to potentially raise short-term interest rates and U.S. economics, including unemployment and housing statistics. Against this backdrop, micro-cap equities delivered returns of 7.3%, as measured by the Russell Microcap® Index, which underperformed returns of their large-cap and small-cap brethren, which returned 16.8% and 8.1%, respectively, as measured by the Russell 1000® and Russell 2000® indices.

For the fiscal year ended October 31, 2014, the AMG Managers Emerging Opportunities Fund (Service Class) returned 5.1%, compared with 7.3% for its benchmark, the Russell Microcap® Index. After significantly outperforming its benchmark in fiscal year 2013, the Fund underperformed its benchmark in 2014. A majority of the underperformance was driven by the Fund’s unfavorable sector positioning, which is primarily a residual of the stock selection process for each of the Fund’s subadvisors. The Fund’s underweights within the financials and health care sectors, and overweights within the information technology and consumer discretionary sectors, detracted most from relative performance. The Fund’s stock selection was neutral as weak stock selection within the information technology, energy and telecommunication services sectors was offset by strong stock selection within the consumer discretionary, industrials and health care sectors.

At the subadvisor level, Next Century and RBC underperformed the Russell Microcap® Index, partially offset by outperformance from Lord Abbett and Wedge. Next Century’s aggressive growth style experienced unfavorable sector positioning and weak stock selection, particularly in the high-growth information technology sector, biotechnology related industries and the industrials sector, partially offset by strong stock selection in the consumer discretionary sector. RBC’s core growth process experienced unfavorable sector positioning with its significant underweight to the health care sector, as well as weak stock selection within the energy and health care sectors, partially offset by strong stock selection within the industrials sector. Lord Abbett contributed positively to the Fund’s relative performance with strong stock selection in the health care and consumer discretionary sectors. WEDGE’s quantitative process produced strong stock selection within consumer staples, consumer discretionary, information technology and industrials sectors, partially offset by weak stock selection within the energy sector.

LOOKING FORWARD

The portfolio managers are cautiously optimistic about forward-looking prospects for micro-cap equities. The portfolio managers believe that each of their respective investment processes, focused on finding companies with solid secular growth prospects, have the potential to perform well if investors focus on company fundamentals and less so on uncertainties related to Fed policy or other macro risks. The Fund generally remains positioned for ongoing economic recovery, with overweights in economically sensitive industrials, information technology and consumer discretionary sectors. The portfolio managers continue to avoid financials with a large underweight (15%) to this sector relative to the benchmark.

This commentary reflects the viewpoints of the portfolio managers, Lord, Abbett & Co. LLC, Next Century Growth Investors LLC, RBC Global Asset Management (U.S.) Inc. and WEDGE Capital Management L.L.P., as of October 31, 2014 and is not intended as a forecast or guarantee of future results.

17

AMG Managers Emerging Opportunities Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Emerging Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the AMG Managers Emerging Opportunities Fund’s Service Class on October 31, 2004 to a $10,000 investment made in the Russell Microcap® Index and the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced

The table below shows the average annual total returns for the AMG Managers Emerging Opportunities Fund and the Russell Microcap® Index and Russell 2000® Index for the same time periods ended October 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers Emerging Opportunities Fund[2,3]
Service Class	5.09%	19.08%	9.26%	13.52%	06/30/94
Institutional Class	5.33%	—	—	26.11%	10/01/11
Russell Microcap® Index[5]	7.34%	17.24%	6.88%	7.38%[4]	06/30/00
Russell 2000® Index[6]	8.06%	17.39%	8.67%	9.57%	06/30/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings histories, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.
[4]	Since the Russell Microcap® Index’s inception date of June 30, 2000, the average annual return for the index was 7.38%.
[5]	The Russell Microcap® Index tracks the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the Russell Microcap® Index is unmanaged, is not available for investment, and does not incur expenses.
[6]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Microcap® Index and Russell 2000® Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

18

AMG Managers Emerging Opportunities Fund

Fund Snapshots (unaudited)

October 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG Managers Emerging Opportunities Fund**	Russell Microcap® Index	Russell 2000® Index
Information Technology	20.7%	15.9%	17.8%
Health Care	19.8%	21.9%	14.0%
Industrials	18.0%	11.8%	14.0%
Consumer Discretionary	16.8%	12.5%	13.1%
Financials	12.3%	25.6%	24.3%
Materials	3.1%	2.8%	4.8%
Energy	2.8%	3.9%	4.6%
Consumer Staples	2.3%	2.3%	3.2%
Telecommunication Services	1.4%	2.0%	0.7%
Utilities	0.8%	1.2%	3.5%
Other Assets and Liabilities	2.0%	0.1%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Universal Electronics, Inc.*	1.4%
Columbus McKinnon Corp.*	1.3
Kona Grill, Inc.*	1.2
Rentrak Corp.	1.1
Qualys, Inc.	1.0
Tyler Technologies, Inc.*	1.0
Cardiovascular Systems, Inc.	0.9
Compass Diversified Holdings	0.9
U.S. Physical Therapy, Inc.	0.9
AZZ, Inc.	0.9

Top Ten as a Group	10.6%

*	Top Ten Holding at April 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

19

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments

October 31, 2014

	Shares	Value
Common Stocks—98.0%
Consumer Discretionary—16.8%
1-800-Flowers.com, Inc., Class A*	26,800	$215,204
2U, Inc.*,1	38,360	698,152
BJ’s Restaurants, Inc.*	19,644	864,729
Boot Barn Holdings, Inc.*	22,200	394,050
Bravo Brio Restaurant Group, Inc.*	25,400	352,298
Bridgepoint Education, Inc.*	62,802	793,817
Build-A-Bear Workshop, Inc.*	6,900	116,955
Carmike Cinemas, Inc.*	10,000	320,500
Chuy’s Holdings, Inc.*,1	50,239	1,502,649
Citi Trends, Inc.*	15,300	346,545
Culp, Inc.	13,100	248,507
Delta Apparel, Inc.*	41,600	436,800
Destination Maternity Corp.	57,185	856,631
Destination XL Group, Inc.*	216,720	1,135,613
Einstein Noah Restaurant Group, Inc.	22,200	449,550
Famous Dave’s of America, Inc.*	4,425	115,360
Frisch’s Restaurants, Inc.	4,000	102,720
Grand Canyon Education, Inc.*	27,700	1,326,830
Harte-Hanks, Inc.	34,200	222,642
Haverty Furniture Cos., Inc.	10,550	232,205
Hooker Furniture Corp.	15,685	239,824
iRobot Corp.*,1	22,444	801,700
Jason Industries, Inc.*	32,700	287,760
Johnson Outdoors, Inc., Class A	4,625	138,981
Kirkland’s, Inc.*	13,600	242,080
Kona Grill, Inc.*	107,384	2,419,362
LGI Homes, Inc.*	45,106	875,959
Libbey, Inc.*	52,100	1,497,875
Liberty Tax, Inc.*,1	6,500	246,285
LifeLock, Inc.*	38,629	653,216
Lifetime Brands, Inc.	21,600	369,576
M/I Homes, Inc.*	18,044	388,668
Malibu Boats, Inc., Class A*	48,496	904,935
The Marcus Corp.	26,925	461,225
MarineMax, Inc.*	68,267	1,308,678
Red Robin Gourmet Burgers, Inc.*	12,100	665,137
Rentrak Corp.*,1	28,642	2,201,711
Rocky Brands, Inc.	8,025	105,448
Ruth’s Hospitality Group, Inc.	31,100	378,487

	Shares	Value
Saga Communications, Inc., Class A	3,300	$132,330
Smith & Wesson Holding Corp.*	84,500	858,520
SodaStream International, Ltd.*	6,600	145,464
Stein Mart, Inc.	19,400	259,572
Stoneridge, Inc.*	28,700	372,813
Strattec Security Corp.	2,300	238,556
Summer Infant, Inc.*	35,100	118,989
Tandy Leather Factory, Inc.	78,600	726,264
Tower International, Inc.*	10,600	257,580
Unifi, Inc.*	8,100	226,557
Universal Electronics, Inc.*	51,000	2,901,390
Vince Holding Corp.*	15,828	554,771
WCI Communities, Inc.*	14,464	271,345
West Marine, Inc.*	33,500	329,640
ZAGG, Inc.*	118,200	794,304
Zoe’s Kitchen, Inc.*,1	36,902	1,345,447
Total Consumer Discretionary		34,452,206
Consumer Staples—2.3%
Amira Nature Foods, Ltd.*	32,316	562,622
Calavo Growers, Inc.	23,180	1,125,157
Craft Brew Alliance, Inc.*	19,300	267,884
Diplomat Pharmacy, Inc.*	41,567	893,691
Farmer Bros. Co.*	11,900	347,004
John B Sanfilippo & Son, Inc.	18,000	668,700
Nature’s Sunshine Products, Inc.	8,000	119,200
Omega Protein Corp.*	15,600	225,420
The Pantry, Inc.*	22,775	586,912
Total Consumer Staples		4,796,590
Energy—2.8%
Abraxas Petroleum Corp.*	34,800	143,724
Callon Petroleum Co.*	50,000	328,000
Dawson Geophysical Co.	34,600	587,854
Emerald Oil, Inc.*	62,300	198,114
Geospace Technologies Corp.*	15,400	474,166
Gulf Island Fabrication, Inc.	23,291	492,372
Gulfport Energy Corp.*	16,500	827,970
Panhandle Oil and Gas, Inc., Class A	12,500	257,000
RigNet, Inc.*	14,579	633,458
Ring Energy, Inc.*	57,100	982,120
Synergy Resources Corp.*	52,600	641,194

The accompanying notes are an integral part of these financial statements.

20

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Energy—2.8% (continued)
TGC Industries, Inc.*	36,681	$115,178
Total Energy		5,681,150
Financials—12.3%
Actua Corp.*	57,833	1,087,260
AMERISAFE, Inc.	29,800	1,242,660
Arrow Financial Corp.[1]	13,086	358,426
Asta Funding, Inc.*	48,800	411,384
Atlas Financial Holdings, Inc.*	17,600	261,008
The Bank of Kentucky Financial Corp.	5,000	234,550
Boston Private Financial Holdings, Inc.	32,100	422,115
Centerstate Banks, Inc.	31,700	368,988
Chatham Lodging Trust	24,000	614,880
CoBiz Financial, Inc.	80,400	966,408
Compass Diversified Holdings*	99,200	1,830,240
Crawford & Co., Class B	26,400	268,752
Diamond Hill Investment Group, Inc.[1]	2,800	375,172
EMC Insurance Group, Inc.	11,200	358,848
FBR & Co.*	17,300	417,622
Federated National Holding Co.	7,700	257,642
Financial Institutions, Inc.	20,275	509,713
First Connecticut Bancorp, Inc.	8,200	128,248
First Defiance Financial Corp.	7,800	238,914
Flushing Financial Corp.	25,150	506,521
Fortegra Financial Corp.*	12,400	122,512
Gain Capital Holdings, Inc.	42,100	360,376
Gramercy Property Trust, Inc.	80,100	500,625
Heritage Financial Corp.	28,747	504,510
Heritage Financial Group, Inc.	5,900	125,021
HFF, Inc., Class A	8,263	260,119
JMP Group, Inc.	18,200	132,860
LaSalle Hotel Properties	25,800	1,011,618
MainSource Financial Group, Inc.	14,200	258,298
Manning & Napier, Inc.	26,900	426,096
Marcus & Millichap, Inc.*	34,299	1,065,327
Metro Bancorp, Inc.*	13,800	345,552
MidWestOne Financial Group, Inc.	4,600	122,728
National Interstate Corp.	4,600	130,824
Northrim BanCorp, Inc.	36,926	1,067,161
OceanFirst Financial Corp.	29,850	494,614
One Liberty Properties, Inc.[1]	11,500	263,235

	Shares	Value
Oppenheimer Holdings, Inc., Class A	25,400	$623,570
Orrstown Financial Services, Inc.*	7,300	122,202
Pacific Continental Corp.	17,700	255,234
Peoples Bancorp, Inc.	15,400	379,610
Physicians Realty Trust	16,900	259,246
Pinnacle Financial Partners, Inc.	16,581	649,975
Piper Jaffray Cos.*	12,837	724,777
Silvercrest Asset Management Group, Inc., Class A	30,727	458,754
Square 1 Financial, Inc., Class A*	23,929	475,948
Stock Yards Bancorp, Inc.	14,490	482,227
Territorial Bancorp, Inc.	12,025	258,297
Trico Bancshares	19,300	507,590
Univest Corp. of Pennsylvania	17,700	363,204
ViewPoint Financial Group, Inc.	16,370	446,410
Washington Trust Bancorp, Inc.	10,675	409,600
West Bancorporation, Inc.	8,025	133,054
Whitestone REIT	32,100	481,500
Total Financials		25,082,025
Health Care—19.8%
AAC Holdings, Inc.*	48,652	1,059,640
ABIOMED, Inc.*	12,904	423,122
Acceleron Pharma, Inc.*,1	9,463	349,942
Achillion Pharmaceuticals, Inc.*	37,482	440,414
Addus HomeCare Corp.*	12,700	252,349
Adeptus Health, Inc., Class A*,1	12,821	425,401
Agios Pharmaceuticals, Inc.*,1	12,991	1,091,634
Albany Molecular Research, Inc.*	5,200	120,952
AMN Healthcare Services, Inc.*	42,157	722,993
Anika Therapeutics, Inc.*	8,600	345,204
AtriCure, Inc.*	55,776	972,734
Avalanche Biotechnologies, Inc.*,1	13,657	490,013
Avanir Pharmaceuticals, Inc.*	57,075	738,551
BioDelivery Sciences International, Inc.*,1	38,911	677,051
BioScrip, Inc.*,1	128,900	832,694
Bluebird Bio, Inc.*	23,210	974,588
Cardiovascular Systems, Inc.*	59,871	1,856,001
Cross Country Healthcare, Inc.*	23,600	228,212
Depomed, Inc.*	89,505	1,378,377
Endologix, Inc.*	9,683	110,386
Epizyme, Inc.*,1	14,442	383,146

The accompanying notes are an integral part of these financial statements.

21

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care—19.8% (continued)
Exactech, Inc.*	61,000	$1,299,300
ExamWorks Group, Inc.*	15,995	620,286
Fluidigm Corp.*	58,532	1,697,428
Foundation Medicine, Inc.*	18,070	467,652
Harvard Bioscience, Inc.*	54,000	259,200
HealthEquity, Inc.*	47,391	966,776
Heska Corp.*	8,700	121,713
Icad, Inc.*	40,900	460,125
Imprivata, Inc.*,1	33,610	523,980
Infinity Pharmaceuticals, Inc.*	35,407	482,243
Inogen, Inc.*	33,422	789,094
Intersect ENT, Inc.*	39,774	755,308
K2M Group Holdings, Inc.*	43,880	706,468
Karyopharm Therapeutics, Inc.*,1	18,425	756,899
Kite Pharma, Inc.*,1	11,948	441,957
LDR Holding Corp.*	14,608	503,100
MiMedx Group, Inc.*,1	63,464	646,064
NanoString Technologies, Inc.*	34,161	363,815
NeoGenomics, Inc.*	61,239	346,000
Neurocrine Biosciences, Inc.*	35,524	657,904
NxStage Medical, Inc.*	49,413	749,101
Oxford Immunotec Global PLC*,1	22,098	341,193
ProQR Therapeutics N.V.*,1	16,743	214,813
The Providence Service Corp.*	9,900	437,382
PTC Therapeutics, Inc.*	17,175	701,942
Receptos, Inc.*	13,570	1,406,531
Repligen Corp.*	11,368	286,701
Revance Therapeutics, Inc.*	13,217	266,455
RTI Surgical, Inc.*	60,900	309,981
Sangamo BioSciences, Inc.*,1	31,645	384,170
Sientra, Inc.*	11,500	204,700
Spectranetics Corp.*	31,521	1,001,422
Streamline Health Solutions, Inc.*	102,300	399,993
SurModics, Inc.*	59,700	1,292,505
Symmetry Medical, Inc.*	47,100	466,290
TESARO, Inc.*,1	18,246	507,604
U.S. Physical Therapy, Inc.	42,276	1,824,209
Ultragenyx Pharmaceutical, Inc.*,1	11,809	555,141
Utah Medical Products, Inc.	2,100	119,280
Vanda Pharmaceuticals, Inc.*	35,035	420,770

	Shares	Value
Vascular Solutions, Inc.*	17,500	$514,675
Verastem, Inc.*,1	32,304	306,565
Zeltiq Aesthetics, Inc.*	39,587	1,015,011
Total Health Care		40,465,150
Industrials—18.0%
Acacia Research Corp.[1]	15,400	277,200
ACCO Brands Corp.*	121,400	999,122
Aceto Corp.	18,700	425,238
Aerovironment, Inc.*	21,653	663,664
Air Transport Services Group, Inc.*	39,600	323,928
Alamo Group, Inc.	11,559	495,188
The Allied Defense Group, Inc.*,4	38,600	3,088
Ameresco, Inc., Class A*,1	30,200	248,848
Apogee Enterprises, Inc.	22,618	992,930
Astronics Corp.*	28,303	1,466,391
AZZ, Inc.	38,600	1,804,936
Barrett Business Services, Inc.	8,800	206,888
Columbus McKinnon Corp.	91,300	2,597,485
Covenant Transportation Group, Inc., Class A*	35,619	738,738
CRA International, Inc.*	11,850	355,500
CTPartners Executive Search, Inc.*	17,241	314,648
Ducommun, Inc.*	29,400	776,454
Dynamic Materials Corp.	12,200	222,162
Echo Global Logistics, Inc.*	22,215	580,478
Ennis, Inc.	96,450	1,430,353
Enphase Energy, Inc.*,1	22,558	338,821
FreightCar America, Inc.	13,200	435,204
Furmanite Corp.*	55,100	412,148
Gibraltar Industries, Inc.*	15,075	229,894
Global Power Equipment Group, Inc.	18,000	245,340
GP Strategies Corp.*	31,100	1,031,276
Graham Corp.	30,382	1,017,797
The Greenbrier Cos., Inc.[1]	26,300	1,644,802
H&E Equipment Services, Inc.	13,044	487,715
Hudson Technologies, Inc.*	135,000	602,100
Interface, Inc.	35,300	565,859
The KEYW Holding Corp.*	45,700	463,855
Kimball International, Inc., Class B	7,500	134,850
LB Foster Co., Class A	9,650	521,968
Lydall, Inc.*	12,000	371,160
Marten Transport, Ltd.	49,437	969,954
Mistras Group, Inc.*	15,000	247,350

The accompanying notes are an integral part of these financial statements.

22

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials—18.0% (continued)
NN, Inc.	44,950	$1,123,750
Northwest Pipe Co.*	13,600	486,608
Old Dominion Freight Line, Inc.*	15,725	1,145,881
Orion Marine Group, Inc.*	47,900	524,984
PAM Transportation Services, Inc.*	2,900	124,642
Patrick Industries, Inc.*	20,500	875,760
Paylocity Holding Corp.*	27,905	683,673
Performant Financial Corp.*	43,400	374,542
PGT, Inc.*	64,100	602,860
Pike Corp.*	20,400	243,576
Power Solutions International, Inc.*	11,161	731,045
Quality Distribution, Inc.*	20,300	263,088
Radiant Logistics, Inc.*	32,600	126,162
Sparton Corp.*	42,200	1,143,620
Sun Hydraulics Corp.	23,450	933,544
Taser International, Inc.*,1	53,901	1,015,495
Trex Co., Inc.*	18,955	815,065
US Ecology, Inc.	17,823	896,140
Total Industrials		36,753,767
Information Technology—20.7%
Ambarella, Inc.*	24,983	1,106,497
Amber Road, Inc.*,1	70,097	935,795
American Software, Inc., Class A	38,950	376,257
Aspen Technology, Inc.*	7,700	284,361
Bel Fuse, Inc., Class B	9,900	280,071
Benefitfocus, Inc.*,1	38,800	1,075,148
Borderfree, Inc.*,1	37,512	411,132
Callidus Software, Inc.*	35,590	501,463
ChannelAdvisor Corp.*	24,160	335,582
Ciber, Inc.*	98,300	321,441
Computer Task Group, Inc.	56,850	500,280
comScore, Inc.*	33,314	1,403,852
Control4 Corp.*,1	16,473	255,496
Cray, Inc.*,1	14,963	518,618
CTS Corp.	26,900	494,960
CYREN, Ltd.*	151,900	270,382
Datalink Corp.*	21,000	265,650
Digi International, Inc.*	28,783	238,323
Dot Hill Systems Corp.*	65,200	257,540

	Shares	Value
Ellie Mae, Inc.*	23,348	$896,096
ePlus, Inc.*	3,800	232,066
Evolving Systems, Inc.	10,700	116,630
FARO Technologies, Inc.*	20,342	1,139,152
Glu Mobile, Inc.*	163,400	632,358
GSI Group, Inc.*	76,300	980,455
The Hackett Group, Inc.	39,000	273,390
Information Services Group, Inc.*	59,600	252,108
Inphi Corp.*	42,179	652,931
Integrated Silicon Solution, Inc.	69,860	948,699
Interactive Intelligence Group, Inc.*	33,800	1,631,188
IXYS Corp.	41,912	489,113
Lionbridge Technologies, Inc.*	105,500	509,565
LivePerson, Inc.*	46,802	673,949
Luxoft Holding, Inc.*	18,941	757,451
Marchex, Inc., Class B	27,500	105,325
Marketo, Inc.*,1	13,823	446,068
Materialise N.V., ADR*,1	48,565	534,701
Mavenir Systems, Inc.*,1	24,877	304,992
Maxwell Technologies, Inc.*,1	42,692	497,789
NCI, Inc., Class A*	25,500	259,590
NIC, Inc.	39,800	733,514
Oplink Communications, Inc.	25,600	533,760
PC Connection, Inc.	21,446	511,487
PC-Tel, Inc.	30,700	236,390
PFSweb, Inc.*	11,000	129,470
Planet Payment, Inc.*	179,410	303,203
Q2 Holdings, Inc.*	26,429	398,814
QAD, Inc., Class A	6,000	129,060
Qualys, Inc.*	66,663	2,138,549
Rally Software Development Corp.*	36,619	374,246
Reis, Inc.	8,278	193,705
The Rubicon Project, Inc.*	55,329	634,071
Ruckus Wireless, Inc.*	65,397	848,853
Sapiens International Corp. N.V.*,1	57,000	451,440
ShoreTel, Inc.*	28,400	229,756
Sierra Wireless, Inc.*,1	10,006	273,964
Silicon Motion Technology Corp., ADR	9,663	229,110
Silver Spring Networks, Inc.*	25,116	240,611
Spansion, Inc., Class A*	28,850	593,733
SPS Commerce, Inc.*	12,590	733,997
TechTarget, Inc.*	77,224	736,717

The accompanying notes are an integral part of these financial statements.

23

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—20.7% (continued)
Tessco Technologies, Inc.	48,500	$1,539,875
Textura Corp.*	17,907	477,042
TrueCar, Inc.*,1	23,737	398,782
TubeMogul, Inc.*	19,909	309,386
Tucows, Inc., Class A*	8,000	124,400
Tyler Technologies, Inc.*	18,500	2,070,520
Ultra Clean Holdings, Inc.*	63,800	560,164
Varonis Systems, Inc.*,1	31,055	604,951
Violin Memory, Inc.*	85,234	412,533
Virtusa Corp.*	24,923	1,021,345
Vishay Precision Group, Inc.*	66,150	1,123,888
Wix.com, Ltd.*	16,177	274,847
Xoom Corp.*	7,149	107,950
Yodlee, Inc.*,1	39,725	549,397
Total Information Technology		42,395,994
Materials—3.1%
Flotek Industries, Inc.*	25,386	562,554
FutureFuel Corp.	15,600	207,792
Koppers Holdings, Inc.	29,200	1,152,816
Landec Corp.*	65,300	822,127
Materion Corp.	15,825	624,296
Myers Industries, Inc.	18,800	280,872
OMNOVA Solutions, Inc.*	196,800	1,383,504
UFP Technologies, Inc.*	5,325	117,256
Universal Stainless & Alloy Products, Inc.*	46,000	1,182,660
Total Materials		6,333,877
Telecommunication Services—1.4%
8x8, Inc.*	99,723	783,823
IDT Corp., Class B	28,200	464,736
inContact, Inc.*	39,585	352,306
Premiere Global Services, Inc.*	55,500	581,085
Shenandoah Telecommunications Co.	17,800	526,702
Towerstream Corp.*	181,500	226,875
Total Telecommunication Services		2,935,527
Utilities—0.8%
Chesapeake Utilities Corp.	11,062	535,733
Connecticut Water Service, Inc.	3,200	118,944
Middlesex Water Co.	11,900	268,345

	Shares	Value
Unitil Corp.	21,000	$731,640
Total Utilities		1,654,662
Total Common Stocks (cost $150,568,066)		200,550,948
Exchange Traded Funds—0.2%
SPDR S&P Regional Banking ETF[1] (cost $250,803)	8,500	340,680

	Principal Amount
Short-Term Investments—8.2%
Repurchase Agreements—6.2%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/14, due 11/03/14, 0.130%, total to be received $3,031,745 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/01/15—09/20/64, totaling $3,092,346)	$3,031,712	3,031,712
Citigroup Global Markets, Inc., dated 10/31/14, due 11/03/14, 0.100%, total to be received $638,216 (collateralized by various U.S. Government Agency Obligations, 0.000%—8.750%, 10/31/16—02/15/41, totaling $650,975)	638,211	638,211
Daiwa Capital Markets America, dated 10/31/14, due 11/03/14, 0.150%, total to be received $3,031,750 (collateralized by various U.S. Government Agency Obligations, 0.000%—8.000%, 09/24/15—03/01/48, totaling $3,092,347)	3,031,712	3,031,712
Nomura Securities USA, Inc., dated 10/31/14, due 11/03/14, 0.110%, total to be received $3,031,740 (collateralized by various U.S. Government Agency Obligations, 0.000%—7.250%, 11/03/14—11/01/44, totaling $3,092,346)	3,031,712	3,031,712
State of Wisconsin Investment Board, dated 10/31/14, due 11/03/14, 0.150%, total to be received $3,031,750 (collateralized by various U.S. Government Agency Obligations, 0.125%—2.500%, 04/15/16—01/15/29, totaling $3,096,336)	3,031,712	3,031,712
Total Repurchase Agreements		12,765,059

	Shares
Other Investment Companies—2.0%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	4,033,360	4,033,360
Total Short-Term Investments (cost $16,798,419)		16,798,419
Total Investments—106.4% (cost $167,617,288)		217,690,047
Other Assets, less Liabilities—(6.4)%		(13,010,719)
Net Assets—100.0%		$204,679,328

The accompanying notes are an integral part of these financial statements.

24

AMG Managers Real Estate Securities Fund

Portfolio Manager’s Comments

AMG Managers Real Estate Securities Fund seeks a combination of income and long-term capital appreciation by investing in stocks of companies that are principally engaged in owning and operating commercial real estate properties for the benefit of their investors, including real estate investment trusts (REITs). AMG Funds LLC utilizes an independent subadvisor, CenterSquare Investment Management, LLC (“CenterSquare”), to manage the assets of this Portfolio.

THE PORTFOLIO MANAGER

CenterSquare Investment Management, Inc.

The investment team at CenterSquare believes real estate securities play an important role in a multi-asset class investment portfolio. CenterSquare’s strategy recognizes that real estate securities are not simply stocks or real estate. They are hybrid financial investments that must be valued on the basis of a number of meaningful factors, only one of which is the value of the firm’s property portfolio. To accurately assess the relative value of a REIT, CenterSquare takes into account critical business and market factors, such as: the company’s capitalization, its position within public capital markets and the quality of the management team.

CenterSquare believes that investment success is the result of the company’s ability to provide a consistently accurate answer to the question at the heart of its value-oriented investment strategy: which REITs do they believe will generate the highest risk-adjusted returns? CenterSquare believes that a diversified portfolio with a value orientation will result in strong risk-adjusted returns.

CenterSquare employs a value-oriented investment process with two distinct and complementary components: bottom-up real estate research and the company’s proprietary Relative Value Model (RVM) securities valuation process, which was designed to provide a uniform basis for evaluating the validity of a security’s trading price. Combining real estate research and the RVM process has been central to CenterSquare’s track record of delivering strong returns without incurring high levels of risk.

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2014, the AMG Managers Real Estate Securities Fund returned 19.9%, compared with 20.7% for its benchmark, the Dow Jones U.S. Select REIT Index. During the same period, the S&P 500 Index returned 17.3%.

The U.S. REIT market outperformed the broader equity markets during the year ended October 31, 2014, as concern about rapidly rising interest rates faded and investors instead turned attention to the very healthy real estate operating environment and favorable financing backdrop. Rental rate growth started to accelerate across all sectors in 2014, as occupancy levels fully recovered to pre-recession levels. The low interest rate environment has stimulated demand for income-oriented investments such as real estate and REITs.

All major property sectors generated positive total returns during the fiscal year. Property sector performance was led by the specialty, residential and hotel sectors which posted total returns of 35.8%, 28.5% and 27.2%, respectively. Even the worst performing sectors — industrial and health care — generated healthy total returns of 8.9% and 11.2%, respectively.

The Fund underperformed the benchmark due to stock selection and sector positioning. The portfolio’s underweight position to the health care sector, along with strong stock picking within the sector, generated positive relative performance. Stock picks within the office, shopping center and specialty sectors were other notable positive contributors to performance. Stock selection within the residential and hotel sectors, however, hurt relative returns. Sector selection was a negative contributor due to the portfolio’s underweight to residential and specialty sectors, both of which were top performers on an absolute basis. The Fund’s overweight to office and industrial sectors also detracted from performance. Additionally, cash detracted meaningfully from performance in the rising market.

OUTLOOK

The U.S. economy has strengthened relative to the first half of the year and relative to the world’s other major economies. Job growth, heretofore a laggard, has been healthy and assuages concerns about the breadth of the recovery. As recent data has led some to question the trajectory of growth in Europe and parts of Asia, U.S. real assets have attracted a greater share of investor interest. Accelerating economic growth and the wind-down of the Federal Reserve’s quantitative easing program have brought to the forefront the question of when rates will rise. It is our view that interest rates are likely headed higher in the medium term, but that the increase will be measured and gradual.

A slowly improving economy continues to favor real estate. Today’s historically low levels of new construction, offer REITs the chance to capitalize on strong demand without pressure from additional supply. The strongest property sectors should be those tied to the energy and information technology industries where job growth has been strongest. The portfolio remains under-exposed to sectors that are most likely to lag in a rising interest rate environment, notably health care and triple net. We believe REITs offer attractive risk-adjusted total returns and that REITs offer good investment opportunities to investors seeking high and growing dividends.

This commentary reflects the viewpoints of the portfolio manager, CenterSquare Investment Management, Inc. as of October 31, 2014 and is not intended as a forecast or guarantee of future results.

25

AMG Managers Real Estate Securities Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Real Estate Securities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in AMG Managers Real Estate Securities Fund on October 31, 2004, to a $10,000 investment made in the Dow Jones U.S. Select REIT Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Real Estate Securities Fund and the S&P 500 and Dow Jones U.S. Select REIT indices for the same time periods ended October 31, 2014.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers Real Estate Securities Fund[2,3,4]	19.88%	19.35%	9.98%
Dow Jones U.S. Select REIT Index[5]	20.69%	19.25%	8.73%
S&P 500 Index[6]	17.27%	16.69%	8.20%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[4]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[5]	The Dow Jones U.S. Select REIT Index measures U.S. publicly traded Real Estate Investment Trusts. Unlike the Fund, the Dow Jones U.S. Select REIT Index is unmanaged, is not available for investment, and does not incur expenses.
[6]	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

The Dow Jones U.S. Select REIT Index is proprietary data of Standard & Poor’s Dow Jones Indices LLC, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

26

AMG Managers Real Estate Securities Fund

Fund Snapshots (unaudited)

October 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG Managers Real Estate Securities Fund**
REITs (Office Properties)	18.7%
REITs (Apartments)	17.5%
REITs (Regional Malls)	13.5%
REITs (Diversified)	11.1%
REITs (Shopping Centers)	8.5%
REITs (Health Care)	8.4%
REITs (Hotels)	7.7%
REITs (Storage)	6.8%
REITs (Warehouse/Industrials)	6.0%
REITS (Single Tenant)	0.3%
Other Assets and Liabilities	1.5%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Simon Property Group, Inc.*	7.4%
Boston Properties, Inc.*	5.0
Prologis, Inc.*	4.8
Essex Property Trust, Inc.*	4.5
Health Care REIT, Inc.	4.3
General Growth Properties, Inc.*	4.1
Public Storage*	4.0
UDR, Inc.*	3.8
Ventas, Inc.*	3.2
Equity Residential	3.1

Top Ten as a Group	44.2%

*	Top Ten Holding at April 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

27

AMG Managers Real Estate Securities Fund

Schedule of Portfolio Investments

October 31, 2014

	Shares	Value
Common Stocks—0.9%
Starwood Hotels & Resorts Worldwide, Inc. (Consumer Discretionary) (cost $2,972,542)	38,050	$2,916,913
REITs—98.5%
Apartments—17.5%
American Campus Communities, Inc.	81,300	3,192,651
AvalonBay Communities, Inc.	51,210	7,980,566
Camden Property Trust	40,510	3,105,902
Education Realty Trust, Inc.	109,300	1,230,718
Equity Residential	142,170	9,889,345
Essex Property Trust, Inc.	69,550	14,032,408
Mid-America Apartment Communities, Inc.	52,780	3,729,435
UDR, Inc.	399,120	12,065,398
Total Apartments		55,226,423
Diversified—11.1%
Digital Realty Trust, Inc.	52,620	3,630,254
Duke Realty Corp.	300,870	5,704,495
Liberty Property Trust	204,410	7,107,336
National Health Investors, Inc.	23,820	1,569,976
PS Business Parks, Inc.	52,190	4,395,442
Retail Properties of America, Inc., Class A	175,740	2,757,361
Vornado Realty Trust	70,740	7,744,615
Washington Real Estate Investment Trust	79,170	2,237,344
Total Diversified		35,146,823
Health Care—8.4%
Aviv REIT, Inc.	80,570	2,717,626
Health Care REIT, Inc.	190,530	13,548,588
Ventas, Inc.	148,240	10,155,922
Total Health Care		26,422,136
Hotels—7.7%
Chesapeake Lodging Trust	44,450	1,468,628
Host Hotels & Resorts, Inc.	411,270	9,586,704
Pebblebrook Hotel Trust	35,630	1,517,838
Strategic Hotels & Resorts, Inc. *	314,450	4,040,683
Sunstone Hotel Investors, Inc.	508,480	7,784,829
Total Hotels		24,398,682
Office Properties—18.7%
Alexandria Real Estate Equities, Inc.	30,250	2,510,750
Boston Properties, Inc.	124,800	15,818,400
Brandywine Realty Trust	345,040	5,323,967
Corporate Office Properties Trust	52,960	1,447,926

	Shares	Value
Empire State Realty Trust, Inc., Class A	71,660	$1,143,694
Equity Commonwealth	119,650	3,195,851
Highwoods Properties, Inc.	169,770	7,278,040
Hudson Pacific Properties, Inc.	175,490	4,792,632
Kilroy Realty Corp.	93,890	6,360,109
Parkway Properties, Inc.	134,920	2,705,146
SL Green Realty Corp.	73,870	8,546,759
Total Office Properties		59,123,274
Regional Malls—13.5%
General Growth Properties, Inc.	503,320	13,041,021
The Macerich Co.	28,840	2,033,220
Simon Property Group, Inc.	130,460	23,379,737
Tanger Factory Outlet Centers, Inc.	120,020	4,293,115
Total Regional Malls		42,747,093
Shopping Centers—8.5%
Acadia Realty Trust	80,220	2,502,864
DDR Corp.	156,290	2,835,101
Excel Trust, Inc.	33,960	441,480
Federal Realty Investment Trust	20,860	2,749,348
Kimco Realty Corp.	184,430	4,601,528
Ramco-Gershenson Properties Trust	126,640	2,213,667
Regency Centers Corp.	122,350	7,426,645
Retail Opportunity Investments Corp.	240,410	3,928,299
Total Shopping Centers		26,698,932
Single Tenant—0.3%
Spirit Realty Capital, Inc.	76,980	916,062
Storage—6.8%
CubeSmart	49,790	1,048,079
Extra Space Storage, Inc.	56,060	3,260,450
Public Storage	68,010	12,536,963
Sovran Self Storage, Inc.	54,390	4,628,045
Total Storage		21,473,537
Warehouse/Industrials—6.0%
CyrusOne, Inc.	90,760	2,478,656
Prologis, Inc.	362,320	15,090,628
Rexford Industrial Realty, Inc.	94,910	1,466,360
Total Warehouse /Industrials		19,035,644
Total REITs (cost $266,956,970)		311,188,606

The accompanying notes are an integral part of these financial statements.

28

AMG Managers Real Estate Securities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies—2.6%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06% (cost $8,208,901)	8,208,901	$8,208,901

Value
Total Investments—102.0%
(cost $278,138,413)	$322,314,420
Other Assets, less Liabilities—(2.0)%	(6,356,917)
Net Assets—100.0%	$315,957,503

The accompanying notes are an integral part of these financial statements.

29

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2014, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Frontier Small Cap Growth Fund	$26,587,134	$12,652,042	$(1,560,381)	$11,091,661
AMG TimesSquare All Cap Growth Fund	32,751,875	8,243,094	(464,355)	7,778,739
AMG Managers Emerging Opportunities Fund	170,823,383	56,899,619	(10,032,955)	46,866,664
AMG Managers Real Estate Securities Fund	279,784,651	44,488,048	(1,958,279)	42,529,769

*	Non-income producing security.
[1]	Some or all of these shares were out on loan to various brokers as of October 31, 2014 amounting to the following:

Fund	Market Value	% of Net Assets
AMG Frontier Small Cap Growth Fund	$1,171,270	3.2%
AMG TimesSquare All Cap Growth Fund	908,119	2.3%
AMG Managers Emerging Opportunities Fund	12,229,198	6.0%

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown represents the October 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[4]	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a timely sale. The Funds may not invest more than 15% of its net assets in illiquid securities. All illiquid securities are valued by an independent pricing agent. The market value of illiquid securities at October 31, 2014, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Emerging Opportunities Fund	$3,088	0.002%

As of October 31, 2014, the securities in the AMG Managers Real Estate Securities Fund were all valued using Level 1 inputs. For a detailed breakout of the common stocks and REITs by major industry classification, please refer to the Schedule of Portfolio Investments previously presented in this report.

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of October 31, 2014: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Frontier Small Cap Growth Fund
Investments in Securities
Common Stocks†	$36,144,994	—	—	$36,144,994
Short-Term Investments
Repurchase Agreements	—	$1,207,281	—	1,207,281
Other Investment Companies	326,520	—	—	326,520

Total Investments in Securities	$36,471,514	$1,207,281	—	$37,678,795

The accompanying notes are an integral part of these financial statements.

30

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare All Cap Growth Fund
Investments in Securities
Common Stocks†	$38,215,649	—	—	$38,215,649
Short-Term Investments
Repurchase Agreements	—	$929,341	—	929,341
Other Investment Companies	1,385,624	—	—	1,385,624

Total Investments in Securities	$39,601,273	$929,341	—	$40,530,614

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Emerging Opportunities Fund
Investments in Securities
Common Stocks
Information Technology	$42,395,994	—	—	$42,395,994
Health Care	40,465,150	—	—	40,465,150
Industrials	36,750,679	$3,088	—	36,753,767
Consumer Discretionary	34,452,206	—	—	34,452,206
Financials	25,082,025	—	—	25,082,025
Materials	6,333,877	—	—	6,333,877
Energy	5,681,150	—	—	5,681,150
Consumer Staples	4,796,590	—	—	4,796,590
Telecommunication Services	2,935,527	—	—	2,935,527
Utilities	1,654,662	—	—	1,654,662
Exchange Traded Funds	340,680	—	—	340,680
Short-Term Investments
Repurchase Agreements	—	12,765,059	—	12,765,059
Other Investment Companies	4,033,360	—	—	4,033,360

Total Investments in Securities	$204,921,900	$12,768,147	—	$217,690,047

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of October 31, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

ETF: Exchange Traded Fund

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

31

Statement of Assets and Liabilities

October 31, 2014

	AMG Frontier Small Cap Growth Fund	AMG TimesSquare All Cap Growth Fund	AMG Managers Emerging Opportunities Fund
Assets:
Investments at value* (including securities on loan valued at $1,171,270, $908,119 and $12,229,198, respectively)	$37,678,795	$40,530,614	$217,690,047
Receivable for investments sold	713,026	1,555,018	2,390,041
Dividends, interest and other receivables	6,076	3,805	64,058
Receivable for Fund shares sold	1,750	4,913	54,382
Prepaid expenses	11,236	17,366	15,327
Receivable from affiliate	6,611	24,323	33,794
Total assets	38,417,494	42,136,039	220,247,649
Liabilities:
Payable upon return of securities loaned	1,207,281	929,341	12,765,059
Payable for investments purchased	862,970	2,176,688	2,137,789
Payable for Fund shares repurchased	5,314	14,668	332,525
Accrued expenses:
Investment advisory and management fees	28,512	23,449	161,311
Administrative fees	—	7,817	40,328
Shareholder servicing fees—Investor Class	72	5,456	—
Shareholder servicing fees—Service Class	—	3,347	33,322
Distribution fees—Investor Class	72	1,094	—
Trustees fees and expenses	109	217	1,118
Other	35,978	32,541	96,869
Total liabilities	2,140,308	3,194,618	15,568,321
Net Assets	$36,277,186	$38,941,421	$204,679,328
Net Assets Represent:
Paid-in capital	$9,025,808	$27,888,391	$135,194,748
Undistributed net investment income	—	—	126,489
Accumulated net realized gain from investments	15,668,600	3,189,849	19,285,332
Net unrealized appreciation of investments	11,582,778	7,863,181	50,072,759
Net Assets	$36,277,186	$38,941,421	$204,679,328
Investor Class:
Net Assets	$364,686	$5,416,798	n/a
Shares outstanding	14,520	324,821	n/a
Net asset value, offering and redemption price per share	$25.12	$16.68	n/a
Service Class:
Net Assets	$14,842,249	$30,197,645	$169,397,786
Shares outstanding	584,413	1,781,651	3,595,799
Net asset value, offering and redemption price per share	$25.40	$16.95	$47.11
Institutional Class:
Net Assets	$21,070,251	$3,326,978	$35,281,542
Shares outstanding	820,243	196,493	745,595
Net asset value, offering and redemption price per share	$25.69	$16.93	$47.32
* Investments at cost	$26,096,017	$32,667,433	$167,617,288

The accompanying notes are an integral part of these financial statements.

32

Statement of Assets and Liabilities (continued)

AMG Managers Real Estate Securities Fund
Assets:
Investments at value*	$322,314,420
Receivable for investments sold	651,609
Receivable for Fund shares sold	618,297
Dividends, interest and other receivables	63,404
Prepaid expenses	5,936
Total assets	323,653,666
Liabilities:
Payable for investments purchased	6,977,992
Payable for Fund shares repurchased	366,164
Accrued expenses:
Investment advisory and management fees	148,882
Administrative fees	62,034
Shareholder servicing fees	62,034
Trustees fees and expenses	44
Other	79,013
Total liabilities	7,696,163
Net Assets	$315,957,503
Net Assets Represent:
Paid-in capital	$261,833,881
Undistributed net investment income	1,227,254
Accumulated net realized gain from investments	8,720,361
Net unrealized appreciation of investments	44,176,007
Net Assets	$315,957,503
Shares outstanding	26,268,328
Net asset value, offering and redemption price per share	$12.03
* Investments at cost	$278,138,413

The accompanying notes are an integral part of these financial statements.

33

Statement of Operations

For the fiscal year ended October 31, 2014

	AMG Frontier Small Cap Growth Fund	AMG TimesSquare All Cap Growth Fund	AMG Managers Emerging Opportunities Fund	AMG Managers Real Estate Securities Fund
Investment Income:
Dividend income	$269,172 [1]	$277,676	$1,543,804 [2]	$6,205,895
Securities lending income	77,120	736	201,522	—
Interest income	—	—	118	—
Foreign withholding tax	(2,073)	—	—	—
Total investment income	344,219	278,412	1,745,444	6,205,895
Expenses:
Investment advisory and management fees	487,263	284,265	2,170,315	1,508,052
Administrative fees	—	94,755	542,579	628,355
Distribution fees—Investor Class	944	13,069	—	—
Shareholder servicing fees—Service Class	35,093	30,657	445,065	—
Shareholder servicing fees—Investor Class	944	12,642	—	—
Shareholder servicing fees	—	—	—	628,355
Registration fees	44,705	41,157	39,944	49,486
Professional fees	30,727	33,346	38,381	50,675
Custodian	18,194	6,267	43,773	20,469
Transfer agent	10,528	18,202	39,458	26,056
Reports to shareholders	9,330	11,051	33,984	69,920
Trustees fees and expenses	2,079	1,735	8,236	8,796
Miscellaneous	3,119	2,324	28,899	4,917
Expense repayments	—	—	—	26,047
Total expenses before offsets	642,926	549,470	3,390,634	3,021,128
Expense reimbursements	(93,286)	(193,572)	(360,327)	—
Expense reductions	—	(9,750)	(58,214)	(15,747)
Net expenses	549,640	346,148	2,972,093	3,005,381
Net investment income (loss)	(205,421)	(67,736)	(1,226,649)	3,200,514
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	16,786,267	3,340,666	22,310,331	10,848,695
Net change in unrealized appreciation (depreciation) of investments	(11,092,183)	994,416	(11,389,106)	34,560,852
Net realized and unrealized gain	5,694,084	4,335,082	10,921,225	45,409,547
Net increase in net assets resulting from operations	$5,488,663	$4,267,346	$9,694,576	$48,610,061

[1]	Includes non-recurring dividends of $25,677.
[2]	Includes non-recurring dividends of $206,279.

The accompanying notes are an integral part of these financial statements.

34

Statements of Changes in Net Assets

For the fiscal years ended October 31,

	AMG Frontier Small Cap Growth Fund		AMG TimesSquare All Cap Growth Fund		AMG Managers Emerging Opportunities Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(205,421)	$(180,285)	$(67,736)	$54,882	$(1,226,649)	$(459,051)
Net realized gain on investments	16,786,267	8,773,344	3,340,666	4,505,144	22,310,331	29,255,923
Net change in unrealized appreciation (depreciation) of investments	(11,092,183)	18,984,862	994,416	3,689,693	(11,389,106)	37,936,325
Net increase in net assets resulting from operations	5,488,663	27,577,921	4,267,346	8,249,719	9,694,576	66,733,197
Distributions to Shareholders:
From net investment income:
Investor Class	—	—	—	(6,039)	—	—
Service Class	—	—	—	(66,568)	—	(200,919)
Institutional Class	—	—	—	(16,460)	—	(134,351)
From net realized gain on investments:
Investor Class	(41,612)	—	(535,996)	—	—	—
Service Class	(1,754,199)	—	(3,026,191)	—	(23,264,454)	(8,440,046)
Institutional Class	(6,547,364)	—	(314,008)	—	(5,190,571)	(2,201,758)
Total distributions to shareholders	(8,343,175)	—	(3,876,195)	(89,067)	(28,455,025)	(10,977,074)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(34,624,118)	(40,721,845)	2,258,667	2,745,621	6,392,011	20,768,144
Total increase (decrease) in net assets	(37,478,630)	(13,143,924)	2,649,818	10,906,273	(12,368,438)	76,524,267
Net Assets:
Beginning of year	73,755,816	86,899,740	36,291,603	25,385,330	217,047,766	140,523,499
End of year	$36,277,186	$73,755,816	$38,941,421	$36,291,603	$204,679,328	$217,047,766
End of year undistributed net investment income (loss)	—	—	—	$(14,957)	$126,489	$78,367

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

35

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31,

	AMG Managers Real Estate Securities Fund
	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$3,200,514	$2,124,958
Net realized gain on investments	10,848,695	11,667,269
Net change in unrealized appreciation (depreciation) of investments	34,560,852	2,575,248
Net increase in net assets resulting from operations	48,610,061	16,367,475
Distributions to Shareholders:
From net investment income	(2,925,112)	(1,863,912)
From net realized gain on investments	(12,258,881)	(3,921,545)
Total distributions to shareholders	(15,183,993)	(5,785,457)
Capital Share Transactions:
Proceeds from sale of shares	135,347,394	129,568,438
Reinvestment of dividends and distributions	13,118,901	5,096,432
Cost of shares repurchased	(78,560,763)	(100,989,345)
Net increase from capital share transactions	69,905,532	33,675,525
Total increase in net assets	103,331,600	44,257,543
Net Assets:
Beginning of year	212,625,903	168,368,360
End of year	$315,957,503	$212,625,903
End of year undistributed net investment income	$1,227,254	$654,982

Share Transactions:
Sale of shares	12,516,599	12,151,788
Reinvested shares from dividends and distributions	1,345,243	503,733
Shares repurchased	(7,291,385)	(9,677,837)
Net increase in shares	6,570,457	2,977,684

The accompanying notes are an integral part of these financial statements.

36

AMG Frontier Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2010*
Investor Class	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.26	$18.81	$17.90	$16.70	$14.64
Income from Investment Operations:
Net investment loss[1]	(0.21)[4]	(0.14)[5]	(0.13)[6]	(0.16)	(0.11)
Net realized and unrealized gain on investments[1]	2.05	7.59	1.04	1.36	2.17
Total from investment operations	1.84	7.45	0.91	1.20	2.06
Distributions to Shareholders from:
Net realized gain on investments	(2.98)	—	—	—	—
Net Asset Value, End of Period	$25.12	$26.26	$18.81	$17.90	$16.70
Total Return[2]	7.24%[8]	39.61%	5.08%	7.19%	14.07%[14]
Ratio of net expenses to average net assets (with offsets/reductions)	1.55%	1.58%[7]	1.55%	1.55%	1.55%[15]
Ratio of expenses to average net assets (with offsets)	1.55%	1.58%[7]	1.55%	1.55%	1.55%[15]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.74%	1.65%[7]	1.65%	1.72%	1.94%[15]
Ratio of net investment loss to average net assets[2]	(0.86)%	(0.64)%[7]	(0.70)%	(0.86)%	(0.91)%[15]
Portfolio turnover	63%	65%	38%	44%	52%
Net assets at end of period (000’s omitted)	$365	$366	$474	$563	$406

	For the fiscal year ended October 31,
Service Class	2014	2013	2012	2011	2010*
Net Asset Value, Beginning of Year	$26.48	$18.92	$17.96	$16.72	$13.42
Income from Investment Operations:
Net investment loss[1]	(0.15)[4]	(0.10)[5]	(0.09)[6]	(0.12)	(0.12)
Net realized and unrealized gain on investments[1]	2.08	7.66	1.05	1.36	3.42
Total from investment operations	1.93	7.56	0.96	1.24	3.30
Distributions to Shareholders from:
Net realized gain on investments	(3.01)	—	—	—	—
Net Asset Value, End of Year	$25.40	$26.48	$18.92	$17.96	$16.72
Total Return[2]	7.54%[8]	39.96%[8]	5.35%[8]	7.42%[8]	24.59%
Ratio of net expenses to average net assets (with offsets/reductions)	1.28%	1.33%[7]	1.30%	1.30%	1.37%
Ratio of expenses to average net assets (with offsets)	1.28%	1.33%[7]	1.30%	1.30%	1.37%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.47%	1.40%[7]	1.40%	1.47%	1.66%
Ratio of net investment loss to average net assets[2]	(0.59)%	(0.43)%[7]	(0.48)%	(0.63)%	(0.78)%
Portfolio turnover	63%	65%	38%	44%	52%
Net assets at end of year (000’s omitted)	$14,842	$15,273	$12,664	$18,199	$18,290

37

AMG Frontier Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2010*
Institutional Class	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.72	$19.04	$18.03	$16.74	$14.64
Income from Investment Operations:
Net investment loss[1]	(0.09)[4]	(0.04)[5]	(0.04)[6]	(0.08)	(0.05)
Net realized and unrealized gain on investments[1]	2.10	7.72	1.05	1.37	2.15
Total from investment operations	2.01	7.68	1.01	1.29	2.10
Distributions to Shareholders from:
Net realized gain on investments	(3.04)	—	—	—	—
Net Asset Value, End of Period	$25.69	$26.72	$19.04	$18.03	$16.74
Total Return[2]	7.78%[8]	40.34%	5.60%	7.71%	14.34%[14]
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.08%[7]	1.05%	1.05%	1.05%[15]
Ratio of expenses to average net assets (with offsets)	1.05%	1.08%[7]	1.05%	1.05%	1.05%[15]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.24%	1.15%[7]	1.15%	1.22%	1.44%[15]
Ratio of net investment loss to average net assets[2]	(0.34)%	(0.17)%[7]	(0.20)%	(0.41)%	(0.41)%[15]
Portfolio turnover	63%	65%	38%	44%	52%
Net assets at end of period (000’s omitted)	$21,070	$58,117	$73,762	$77,217	$11,750

38

AMG TimesSquare All Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2010**
Investor Class	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.60	$12.75	$11.02	$10.93	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.08)	(0.02)[9]	(0.02)[6]	(0.10)	(0.00)#
Net realized and unrealized gain on investments[1]	1.92	3.89	1.75	0.19	0.93
Total from investment operations	1.84	3.87	1.73	0.09	0.93
Distributions to Shareholders from:
Net investment income	—	(0.02)	—	(0.00)#	—
Net realized gain on investments	(1.76)	—	—	—	—
Total distributions to shareholders	(1.76)	(0.02)	—	(0.00)#	—
Net Asset Value, End of Period	$16.68	$16.60	$12.75	$11.02	$10.93
Total Return[2]	11.59%	30.41%	15.70%	0.84%	9.30%[14]
Ratio of net expenses to average net assets (with offsets/reductions)	1.25%	1.30%[10]	1.17%	1.11%	1.17%[15]
Ratio of expenses to average net assets (with offsets)	1.28%	1.32%[10]	1.19%	1.19%	1.17%[15]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.79%	1.85%[10]	1.80%	2.04%	15.15%[15]
Ratio of net investment loss to average net assets[2]	(0.52)%	(0.17)%[10]	(0.14)%	(0.86)%	(0.11)%[15]
Portfolio turnover	94%	102%	87%	102%	50%
Net assets at end of period (000’s omitted)	$5,417	$5,046	$3,608	$2,465	$14

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2010**
Service Class	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.80	$12.88	$11.10	$10.94	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.02)	0.03 [9]	0.01 [6]	(0.02)	(0.00)#
Net realized and unrealized gain on investments[1]	1.95	3.93	1.77	0.18	0.94
Total from investment operations	1.93	3.96	1.78	0.16	0.94
Distributions to Shareholders from:
Net investment income	—	(0.04)	—	—	—
Net realized gain on investments	(1.78)	—	—	—	—
Total distributions to shareholders	(1.78)	(0.04)	—	—	—
Net Asset Value, End of Period	$16.95	$16.80	$12.88	$11.10	$10.94
Total Return[2]	12.04%	30.88%	16.04%[8]	1.46%[8]	9.40%[14]
Ratio of net expenses to average net assets (with offsets/reductions)	0.86%	0.90%[10]	0.96%	0.96%	1.03%[15]
Ratio of expenses to average net assets (with offsets)	0.89%	0.92%[10]	0.98%	1.04%	1.03%[15]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.40%	1.45%[10]	1.59%	1.89%	15.00%[15]
Ratio of net investment income (loss) to average net assets[2]	(0.13)%	0.23%[10]	0.09%	(0.17)%	0.00%[15]
Portfolio turnover	94%	102%	87%	102%	50%
Net assets at end of period (000’s omitted)	$30,198	$28,281	$19,498	$18,321	$11

39

AMG TimesSquare All Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31, 2010**
Institutional Class	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.77	$12.87	$11.07	$10.94	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	0.05 [9]	0.03 [6]	0.00 #	0.01
Net realized and unrealized gain on investments[1]	1.95	3.92	1.77	0.13	0.93
Total from investment operations	1.94	3.97	1.80	0.13	0.94
Distributions to Shareholders from:
Net investment income	—	(0.07)	—	(0.00)#	—
Net realized gain on investments	(1.78)	—	—	—	—
Total distributions to shareholders	(1.78)	(0.07)	—	(0.00)#	—
Net Asset Value, End of Period	$16.93	$16.77	$12.87	$11.07	$10.94
Total Return[2]	12.10%[8]	31.00%[8]	16.26%	1.23%	9.40%[14]
Ratio of net expenses to average net assets (with offsets/reductions)	0.76%	0.80%[10]	0.77%	0.71%	0.79%[15]
Ratio of expenses to average net assets (with offsets)	0.79%	0.82%[10]	0.79%	0.79%	0.79%[15]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.30%	1.35%[10]	1.40%	1.64%	14.74%[15]
Ratio of net investment income (loss) to average net assets[2]	(0.04)%	0.35%[10]	0.26%	0.03%	0.27%[15]
Portfolio turnover	94%	102%	87%	102%	50%
Net assets at end of period (000’s omitted)	$3,327	$2,965	$2,279	$1,982	$1,063

40

AMG Managers Emerging Opportunities Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,
Service Class†	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Year	$51.19	$37.26	$36.03		$33.42	$26.37
Income from Investment Operations:
Net investment loss[1]	(0.29)[4]	(0.14)[5]	(0.23)		(0.27)	(0.25)
Net realized and unrealized gain on investments[1]	3.01	16.99	4.12		2.88	7.30
Total from investment operations	2.72	16.85	3.89		2.61	7.05
Distributions to Shareholders from:
Net investment income	—	(0.07)	—		—	—
Net realized gain on investments	(6.80)	(2.85)	(2.66)		—	—
Total distributions to shareholders	(6.80)	(2.92)	(2.66)		—	—
Net Asset Value, End of Year	$47.11	$51.19	$37.26		$36.03	$33.42
Total Return[2]	5.09%	49.00%	11.55	%†††	7.78%	26.73%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	1.41%[11]	1.44%[12]	1.41%		1.41%	1.50%
Ratio of expenses to average net assets (with offsets)	1.44%[11]	1.45%[12]	1.43%		1.43%	1.52%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.61%[11]	1.65%[12]	1.68%		1.66%	1.72%
Ratio of net investment loss to average net assets[2]	(0.61)%[11]	(0.33)%[12]	(0.62)%		(0.73)%	(0.84)%
Portfolio turnover	98%	96%	64%		85%	93%
Net assets at end of year (000’s omitted)	$169,398	$172,959	$110,732		$113,742	$135,570

	For the fiscal year ended October 31,				For the fiscal period October 1, 2011 through October 31, 2011
Institutional Class††	2014	2013	2012
Net Asset Value, Beginning of Period	$51.31	$37.37	$36.03		$31.02
Income from Investment Operations:
Net investment loss[1]	(0.17)[4]	(0.03)[5]	(0.13)		(0.01)
Net realized and unrealized gain on investments[1]	3.00	16.99	4.13		5.02
Total from investment operations	2.83	16.96	4.00		5.01
Distributions to Shareholders from:
Net investment income	—	(0.17)	—		—
Net realized gain on investments	(6.82)	(2.85)	(2.66)		—
Total distributions to shareholders	(6.82)	(3.02)	(2.66)		—
Net Asset Value, End of Period	$47.32	$51.31	$37.37		$36.03
Total Return[2]	5.33%	49.36%	11.84	%†††	16.18%[14]
Ratio of net expenses to average net assets (with offsets/reductions)	1.16%[11]	1.19%[12]	1.16%		1.17%[15]
Ratio of expenses to average net assets (with offsets)	1.19%[11]	1.20%[12]	1.18%		1.19%[15]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.36%[11]	1.40%[12]	1.43%		1.50%[15]
Ratio of net investment loss to average net assets[2]	(0.36)%[11]	(0.08)%[12]	(0.37)%		(0.42)%[15]
Portfolio turnover	98%	96%	64%		85%
Net assets at end of period (000’s omitted)	$35,282	$44,089	$29,791		$31,735

41

AMG Managers Real Estate Securities Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.79	$10.07	$8.95	$8.12	$5.68
Income from Investment Operations:
Net investment income[1]	0.14	0.11	0.09	0.06	0.08
Net realized and unrealized gain on investments[1]	1.84	0.96	1.11	0.83	2.43
Total from investment operations	1.98	1.07	1.20	0.89	2.51
Distributions to Shareholders from:
Net investment income	(0.13)	(0.10)	(0.08)	(0.06)	(0.07)
Net realized gain on investments	(0.61)	(0.25)	—	—	—
Total distributions to shareholders	(0.74)	(0.35)	(0.08)	(0.06)	(0.07)
Net Asset Value, End of Year	$12.03	$10.79	$10.07	$8.95	$8.12
Total Return[2]	19.88%	10.89%[8]	13.43%	11.06%	44.47%
Ratio of net expenses to average net assets (with offsets/reductions)	1.19%	1.26%[13]	1.26%	1.41%	1.49%
Ratio of expenses to average net assets (with offsets)	1.20%	1.27%[13]	1.27%	1.42%	1.50%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.20%	1.27%[13]	1.28%	1.48%	1.79%
Ratio of net investment income to average net assets[2]	1.27%	1.08%[13]	0.92%	0.69%	1.12%
Portfolio turnover	49%	86%	36%	75%	99%
Net assets at end of year (000’s omitted)	$315,958	$212,626	$168,368	$55,568	$23,787

42

Notes to Financial Highlights

#	Rounds to less than $0.01 per share or 0.01%.
*	Effective January 1, 2010, existing shares of AMG Frontier Small Cap Growth Fund were reclassified and redesignated as Service Class shares. Investor Class and Institutional Class shares commenced operations on January 1, 2010.
**	Commenced operations on July 30, 2010.
†	Effective October 1, 2011, existing shares of AMG Managers Emerging Opportunities Fund were reclassified and redesignated as Service Class shares.
††	As of the close of business on September 30, 2011, Managers Institutional Micro-Cap Fund (“Institutional Micro-Cap”) merged into AMG Managers Emerging Opportunities Fund. Each full and partial share of Institutional Micro-Cap was exchanged for shares in the new Institutional Class of AMG Managers Emerging Opportunities Fund in an equivalent dollar amount.
†††	Returns would have been lower if not for capital inflow resulting from market timing settlements.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursement and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.22), $(0.16), and $(0.10) for AMG Frontier Small Cap Growth Fund’s Investor Class, Service Class, and Institutional Class shares, respectively, and $(0.33) and $(0.21) for AMG Managers Emerging Opportunities Fund’s Service Class and Institutional Class shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.20), $(0.17), and $(0.09) for AMG Frontier Small Cap Growth Fund’s Investor Class, Service Class, and Institutional Class shares, respectively, and $(0.31) and $(0.20) for AMG Managers Emerging Opportunities Fund’s Service Class and Institutional Class shares, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.16), $(0.12), and $(0.07) for AMG Frontier Small Cap Growth Fund’s Investor Class, Service Class, and Institutional Class shares, respectively, and $(0.03), $(0.01), and $0.02 for AMG TimesSquare All Cap Growth Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.
[7]	Includes non-routine extraordinary expenses amounting to 0.026%, 0.026% and 0.026% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[8]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[9]	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $(0.05), $0.00, and $0.03 for AMG TimesSquare All Cap Growth Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.023%, 0.023% and 0.026% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[11]	Includes tax expense of $23,725 or 0.01%.
[12]	Includes non-routine extraordinary expenses amounting to 0.022% and 0.022% of average net assets for the Service Class and Institutional Class, respectively.
[13]	Includes non-routine extraordinary expenses amounting to 0.027% of average net assets.
[14]	Not annualized.
[15]	Annualized.

43

Notes to Financial Statements

October 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (formerly Managers Trust I) (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are the AMG Frontier Small Cap Growth Fund (“Small Cap”) (formerly Managers Frontier Small Cap Growth Fund), AMG TimesSquare All Cap Growth Fund (“All Cap Growth”) (formerly Managers AMG TSCM Growth Equity Fund), AMG Managers Emerging Opportunities Fund (“Emerging Opportunities”) (formerly Managers Micro-Cap Fund) and AMG Managers Real Estate Securities Fund (“Real Estate Securities”) (formerly Managers Real Estate Securities Fund), each a “Fund” and collectively the “Funds.”

Small Cap and All Cap Growth each offer three classes of shares: Investor Class, Service Class, and Institutional Class. Emerging Opportunities currently offers two classes of shares: Institutional Class and Service Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

44

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate-investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a

Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. For Small Cap, All Cap Growth and Emerging Opportunities Funds, investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the fiscal year ended October 31, 2014, the amount by which the Funds’ expenses were reduced and the impact on the annualized expense ratios, if any, were as follows: All Cap Growth—$9,750 or 0.03%, Emerging Opportunities—$58,214 or 0.03% and Real Estate Securities—$15,747 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2014, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended October 31, 2014, the overdraft fees for Small Cap, All Cap Growth and Emerging Opportunities equaled $643, $2 and $7, respectively.

The Trust held a shareholder meeting at which shareholders approved a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy statement and shareholder meeting are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily due to differing treatments for losses deferred due to excise tax regulations, wash sales and REITs. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

45

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	Small Cap		All Cap Growth		Emerging Opportunities		Real Estate Securities
	2014	2013	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	—	—	—	$89,067	—	—	$2,628,242	$1,720,440
Short-term capital gains	$3,323,514	—	$1,451,179	—	$13,504,881	$335,270	2,795,836	1,449,621
Long-term capital gains	5,019,661	—	2,425,016	—	14,950,144	10,641,804	9,759,915	2,615,396

Total	$8,343,175	—	$3,876,195	$89,067	$28,455,025	$10,977,074	$15,183,993	$5,785,457

As of October 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	All Cap Growth	Emerging Opportunities	Real Estate Securities
Capital loss carryforward	—	—	—	—
Undistributed ordinary income	—	—	—	$1,227,254
Undistributed short-term capital gains	$3,364,561	$878,919	$3,416,573	1,394,115
Undistributed long-term capital gains	12,795,156	2,395,372	19,201,343	8,972,484

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2014 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2014, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2015, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

46

Notes to Financial Statements (continued)

For the fiscal years ended October 31, 2014, and October 31, 2013, the capital stock transactions by class for the Small Cap, All Cap Growth and Emerging Opportunities were:

	Small Cap				All Cap Growth
	2014		2013		2014		2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	26	$650	472	$11,202	20,952	$332,090	44,427	$652,528
Reinvestment of distributions	1,687	41,612	—	—	33,626	535,996	465	6,034
Cost of shares repurchased	(1,134)	(26,633)	(11,753)	(257,651)	(33,772)	(541,949)	(23,858)	(354,373)

Net increase (decrease)	579	$15,629	(11,281)	$(246,449)	20,806	$326,137	21,034	$304,189

Service Class:
Proceeds from sale of shares	36,361	$941,064	14,996	$346,091	323,639	$5,257,143	506,959	$7,532,724
Reinvestment of distributions	69,579	1,731,122	—	—	187,380	3,026,191	5,075	66,433
Cost of shares repurchased	(98,207)	(2,449,400)	(107,664)	(2,411,622)	(412,684)	(6,674,101)	(342,293)	(5,092,088)

Net increase (decrease)	7,733	$222,786	(92,668)	$(2,065,531)	98,335	$1,609,233	169,741	$2,507,069

Institutional Class:
Proceeds from sale of shares	20,110	$517,471	24,657	$530,043	25,695	$414,520	98,087	$1,355,750
Reinvestment of distributions	259,755	6,525,038	—	—	19,479	314,008	1,097	14,314
Cost of shares repurchased	(1,634,808)	(41,905,042)	(1,723,427)	(38,939,908)	(25,502)	(405,231)	(99,460)	(1,435,701)

Net increase (decrease)	(1,354,943)	$(34,862,533)	(1,698,770)	$(38,409,865)	19,672	$323,297	(276)	$(65,637)

	Emerging Opportunities
	2014		2013
	Shares	Amount	Shares	Amount
Service Class:
Proceeds from sale of shares	1,097,506	$52,817,257 [1]	769,762	$35,294,189
Reinvestment of distributions	480,130	22,993,403	245,892	8,478,353
Cost of shares repurchased	(1,360,770)	(63,737,132)	(608,491)	(25,727,865)

Net increase	216,866	$12,073,528	407,163	$18,044,677

Institutional Class:
Proceeds from sale of shares	69,044	$3,338,393	171,893	$8,092,144
Reinvestment of distributions	107,315	5,151,130	66,982	2,310,199
Cost of shares repurchased	(290,013)	(14,171,040)	(176,822)	(7,678,876)

Net increase (decrease)	(113,654)	$(5,681,517)	62,053	$2,723,467

[1]	Includes a contribution of capital by the Investment Manager ( See Note 2 in the Notes to Financial Statements.)

At October 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap—two collectively own 46%; All Cap Growth—one owns 14%; Emerging Opportunities—two collectively own 47%; Real Estate Securities—three collectively own 61%. Transactions by these shareholders may have a material impact on their respective Fund.

47

Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2014, the market value of repurchase agreements outstanding for Small Cap, All Cap Growth and Emerging Opportunities was $1,207,281, $929,341 and $12,765,059, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as Investment Manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. Small Cap is managed by Frontier Capital Management Co., LLC (“Frontier”). All Cap Growth is managed by TimesSquare Capital Management, LLC (“TimesSquare”). AMG indirectly owns a majority interest in Frontier and TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2014, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	1.00%
All Cap Growth	0.75%
Emerging Opportunities	1.00%
Real Estate Securities	0.60%

The Investment Manager has contractually agreed, through March 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Small Cap, All Cap Growth, and Emerging Opportunities to 1.05%, 0.79%, and 1.18%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the Investment Manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Effective July 1, 2012, the Investment Manager has contractually agreed through March 1, 2015 to waive management fees and/or reimburse Fund expenses in order to limit the Real Estate Securities Fund’s total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.24% of the Fund’s average daily net assets. Immediately prior to July 1, 2012, the Fund had a contractual expense limitation of 1.29%.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount. For the fiscal year ended October 31, 2014, each Fund’s components of reimbursement available are detailed in the following chart:

	Small Cap	All Cap Growth	Emerging Opportunities
Reimbursement Available—10/31/13	$268,302	$465,355	$1,003,559
Additional Reimbursements	93,286	193,572	360,327
Repayments	—	—	—
Expired Reimbursements	(116,506)	(157,601)	(326,044)

Reimbursement Available—10/31/14	$245,082	$501,326	$1,037,842

Real Estate Securities
Reimbursement Available—10/31/13	$26,047
Additional Reimbursements	—
Repayments	(26,047)
Expired Reimbursements	—

Reimbursement Available—10/31/14	$0

Small Cap is obligated by its investment management contract to pay an annual management fee to the Investment Manager. The Investment Manager, in turn, pays all or a portion of this fee to Frontier. Under its Investment Manager Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives compensation from Frontier for its administrative services to the Fund pursuant to a separate agreement between the Investment Manager and Frontier. For each of the Funds other than Small Cap, the Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. The Funds pays a fee to the Administrator at the rate of 0.25% per annum of each Fund’s average daily net assets for this service.

48

Notes to Financial Statements (continued)

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

Prior to January 1, 2013, the aggregate annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Funds are distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Small Cap and All Cap Growth have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares.

For each of the Investor and Service Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net asset value as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2014 were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Small Cap
Investor Class	0.25%	0.25%
Service Class	0.25%	0.23%
All Cap Growth
Investor Class	0.25%	0.24%
Service Class	0.25%	0.10%
Emerging Opportunities
Service Class	0.25%	0.25%

During the period, the Service Class of the Emerging Opportunities Fund recorded a capital contribution by the Investment Manager of $61,744. The contribution represented a payment in connection with the reallocation of certain shareholder servicing expenses for which the Class had reimbursed the Investment Manager in prior periods, plus interest.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended October 31, 2014, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Small Cap borrowed $2,056,818, for two days paying interest of $68. The interest amount is included in the Statement of Operations as miscellaneous expense. Emerging Opportunities lent $1,937,398, for four days earning interest of $118. The interest amount is included in the Statement of Operations as interest income. At October 31, 2014, the Funds had no loans outstanding.

For the fiscal year ended October 31, 2014, Emerging Opportunities executed the following transactions at the closing price of the security and with no commissions under Rule 17a-7 procedures approved by the Board:

November 1, 2013—bought 900 shares of Faro Technologies, Inc. at $50.14 from Lord Abbett Research Fund—Small-Cap Value Series

49

Notes to Financial Statements (continued)

November 1, 2013—sold 3,379 shares of Fluidigm Corp. at $31.38 to Lord Abbett Developing Growth Fund

November 1, 2013—sold 4,732 shares of Flotek Industries, Inc. at $20.97 to Lord Abbett Developing Growth Fund

November 1, 2013—sold 4,784 shares of RigNet, Inc. at $36.94 to Lord Abbett Developing Growth Fund

November 5, 2013—bought 1,012 shares of Faro Technologies, Inc. at $51.00 from Lord Abbett Research Fund—Small-Cap Value Series

November 15, 2013—bought 2,400 shares of Virtusa Corp. at $35.24 from Lord Abbett Micro Cap Value Fund

Janurary 29, 2014—sold 4,297 shares of Rentrack Corp. at $53.32 to Lord Abbett Developing Growth Fund

February 4, 2014—sold 4,685 shares of Rentrack Corp. at $56.50 to Lord Abbett Developing Growth Fund

February 19, 2014—sold 2,288 shares of Rentrack Corp. at $64.21 to Lord Abbett Developing Growth Fund

February 20, 2014—sold 5,187 shares of Boulder Brands, Inc. at $14.02 to Lord Abbett Bond Debenture Fund

March 6, 2014—bought 2,073 shares of Gentherm, Inc. at $31.90 from Lord Abbett Research Fund—Small-Cap Value Series

March 6, 2014—bought 1,200 shares of Gentherm, Inc. at $31.64 from Lord Abbett Research Fund—Small-Cap Value Series

March 6, 2014—bought 800 shares of Pinnacle Financial Partners at $37.16 from Lord Abbett Research Fund—Small-Cap Value Series

March 6, 2014—bought 1,200 shares of Pinnacle Financial Partners at $37.09 from Lord Abbett Research Fund—Small-Cap Value Series

March 19, 2014—sold 3,357 shares of Receptos, Inc. at $54.35 to Lord Abbett Developing Growth Fund

March 24, 2014—sold 4,369 shares of Rentrack Corp. at $57.45 to Lord Abbett Developing Growth Fund

April 9, 2014—sold 1,036 shares of Astronics Corp. at $56.11 to Lord Abbett Micro Cap Value Fund

April 24, 2014—bought 1,100 shares of Vince Holding Corp. at $26.35 to Lord Abbett High Yield Fund

May 27, 2014—bought 300 shares of Sarepta Therapeutics, Inc. at $35.07 to Lord Abbett Fundamental Equity Fund

June 25, 2014—sold 16,438 shares of Invensense, Inc. at $22.05 to Lord Abbett Developing Growth Fund

July 8, 2014—sold 5,181 shares of Aerovironment, Inc. at $31.14 to Lord Abbett High Yield Fund

September 10, 2014—sold 2,566 shares of ExamWorks Group, Inc. at $33.51 to Lord Abbett Research Fund—Small-Cap Value Series

October 3, 2014—sold 6,703 shares of Ambarella, Inc. at $42.65 to Lord Abbett Developing Growth Fund

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2014, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap	$30,554,620	$72,714,051
All Cap Growth	34,800,959	36,708,754
Emerging Opportunities	208,759,494	226,590,495
Real Estate Securities	186,776,746	122,829,881

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended October 31, 2014.

4. PORTFOLIO SECURITIES LOANED

The Funds, other than Real Estate Securities, participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

Notes to Financial Statements (continued)

At October 31, 2014, the value of the securities loaned and cash collateral received were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Small Cap	$1,171,270	$1,207,281
All Cap Growth	908,119	929,341
Emerging Opportunities	12,229,198	12,765,059

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following tables are a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of October 31, 2014:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Small Cap
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Nomura Securities USA, Inc.	207,281	207,281	—	—

Total	$1,207,281	$1,207,281	—	—

All Cap Growth
Cantor Fitzgerald Securities, Inc.	$929,341	$929,341	—	—

Total	$929,341	$929,341	—	—

Emerging Opportunities
Cantor Fitzgerald Securities, Inc.	$3,031,712	$3,031,712	—	—
Citigroup Global Markets, Inc.	638,211	638,211	—	—
Daiwa Capital Markets America	3,031,712	3,031,712	—	—
Nomura Securities USA, Inc.	3,031,712	3,031,712	—	—
State of Wisconsin Investment Board	3,031,712	3,031,712	—	—

Total	$12,765,059	$12,765,059	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Notes to Financial Statements (continued)

TAX INFORMATION (unaudited)

AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund, AMG Managers Emerging Opportunities Fund and AMG Managers Real Estate Securities Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013/2014 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund, AMG Managers Emerging Opportunities Fund and AMG Managers Real Estate Securities Fund each hereby designate $12,795,156, $2,425,016, $19,204,566 and $9,759,915 respectively, as a capital gain distribution with respect to the taxable year ended October 31, 2014, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND THE SHAREHOLDERS OF AMG FRONTIER SMALL CAP GROWTH FUND, AMG TIMESSQUARE ALL CAP GROWTH FUND, AMG MANAGERS EMERGING OPPORTUNITIES FUND AND AMG MANAGERS REAL ESTATE SECURITIES FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG Frontier Small Cap Growth Fund (formerly, Managers Frontier Small Cap Growth Fund), AMG TimesSquare All Cap Growth Fund (formerly, Managers AMG TSCM Growth Equity Fund), AMG Managers Emerging Opportunities Fund (formerly, Managers Micro-Cap Fund) and AMG Managers Real Estate Securities Fund (formerly, Managers Real Estate Fund) (the “Funds”) at October 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 29, 2014

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012	Bruce B. Bingham, 12/1/48
• Oversees 43 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman II, 9/23/41
• Trustee since 2000 • Oversees 43 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2000	Edward J. Kaier, 9/23/45
• Oversees 43 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Kurt A. Keilhacker, 10/5/63
• Oversees 45 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

• Trustee since 2000	Steven J. Paggioli, 4/3/50
• Oversees 43 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008-Present); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 2/2/46
• Oversees 43 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 2000	Eric Rakowski, 6/5/58
• Oversees 45 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 8/11/65
• Oversees 45 Funds in Fund Complex	Lecturer, Babson College (2007-Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

• Trustee since 2000	Thomas R. Schneeweis, 5/10/47
• Oversees 43 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (25 portfolios) (2010-Present).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011	Christine C. Carsman, 4/2/52
• Oversees 45 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years

• President since 2014	Jeffrey T. Cerutti, 2/7/68
• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011	Lewis Collins, 2/22/66
• Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Secretary, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds III, AMG Funds and AMG Funds II (2007-Present); Treasurer, Principal Financial Officer and Principal Accounting Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010	John J. Ferencz, 3/9/62 Vice President, Legal and Compliance, AMG Funds LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President and Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 3/15/74

Senior Vice President, Chief Compliance Officer, Legal and Compliance, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Private Equity Fund, LLC and AMG Pantheon Private Equity Master Fund, LLC (2014-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

Annual Renewal of Investment Management and Subadvisory Agreements

At an in-person meeting held on June 19-20, 2014, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of AMG Managers Emerging Opportunities Fund (formerly Managers Micro-Cap Fund), AMG Frontier Small Cap Growth Fund (formerly Managers Frontier Small Cap Growth Fund), AMG TimesSquare All Cap Growth Fund (formerly Managers AMG TSCM Growth Equity Fund) and AMG Managers Real Estate Securities Fund (formerly Managers Real Estate Securities Fund) (each a “Fund”) and the Subadvisory Agreement for each of the Subadvisors. The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to each Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 19-20, 2014, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of the Investment Manager’s duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising each Subadvisor, the Investment Manager: performs periodic detailed analysis and reviews of the performance by each Subadvisor of its obligations to a Fund, including without limitation a review of each Subadvisor’s investment performance in respect of a Fund; prepares and presents periodic reports to the Board regarding the investment performance of each Subadvisor and other information regarding each Subadvisor, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of each Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of each Subadvisor and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadvisor; assists the Board and management of the Trust in developing and reviewing information with respect to the annual consideration of each Subadvisory Agreement; prepares recommendations with respect to the continued retention of any Subadvisor or the replacement of any Subadvisor; identifies potential successors to or replacements of any Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. With respect to AMG Frontier Small Cap Growth Fund and AMG TimesSquare All Cap Growth Fund, the Trustees noted the affiliation of each Subadvisor with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its “Investment Strategy”) used in managing a Fund or the portion of a Fund for which the Subadvisor has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and

56

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

practices. The Trustees considered specific information provided regarding the experience of the individual(s) at each Subadvisor with portfolio management responsibility for a Fund or the portion of a Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to AMG Managers Emerging Opportunities Fund, which is managed with multiple Subadvisors, the Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by the Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement. The Trustees also considered each Subadvisor’s risk management processes.

PERFORMANCE.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to each Fund’s Peer Group and Fund Benchmark and considered each Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund or the portion of the Fund managed by each Subadvisor as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and Investment Strategies, including with respect to AMG Managers Emerging Opportunities Fund, the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to AMG Managers Emerging Opportunities

Fund. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor(s) and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. With respect to AMG Managers Emerging Opportunities Fund, AMG TimesSquare All Cap Growth Fund and AMG Managers Real Estate Securities Fund, the Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. With respect to AMG Frontier Small Cap Growth Fund, the Trustees noted that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund. The Trustees also noted any payments that were made from Frontier Capital Management Company, LLC (“Frontier”) and TimesSquare Capital Management, LLC (“TimesSquare”) to the Investment Manager. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain contractual expense limitations for the Funds.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the

Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds family, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for all of the Funds from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising each Subadvisor. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor (other than Frontier and TimesSquare, which are affiliates of the Investment Manager), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the

57

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

manager-of-managers structure, noting that the Subadvisor (other than Frontier and TimesSquare) is not affiliated with the Investment Manager. In addition, the Trustees considered other potential benefits of the subadvisory relationship to a Subadvisor, including, among others, the indirect benefits that the Subadvisor may receive from the Subadvisor’s relationship with a Fund, including any so-called “fallout benefits” to the Subadvisor, such as reputational value derived from the Subadvisor serving as Subadvisor to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by each unaffiliated Subadvisor and the profitability to the Subadvisor of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund or the portion of a Fund managed by each unaffiliated Subadvisor to be a material factor in their deliberations at this time.

In considering the reasonableness of the fees payable by the Investment Manager to each of Frontier and TimesSquare, the Trustees noted that each of Frontier and TimesSquare is an affiliate of the Investment Manager and reviewed information regarding the cost to Frontier and TimesSquare, respectively, of providing subadvisory services to a Fund and the resulting profitability from such relationship and noted that, because each of Frontier and TimesSquare is an affiliate of the Investment Manager, such profitability might be directly or indirectly shared by the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the current subadvisory fee structure, and the services each of Frontier and TimesSquare provides in performing its functions under the applicable Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to each of Frontier and TimesSquare is reasonable and that neither Frontier nor TimesSquare is realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund, the Investment Manager and each Subadvisor.

AMG MANAGERS EMERGING OPPORTUNITIES FUND

FUND PERFORMANCE.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2014 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell Microcap® Index. The Trustees took into account management’s discussion of the Fund’s performance. The Trustees also took into account the fact that the Fund ranked in the top quintile relative to the Peer Group for the 1-year and 3-year periods and noted the Fund’s favorable 5-year track record as a multi-manager, multi-style Fund. The Trustees concluded that the Fund’s performance has been satisfactory.

ADVISORY FEES.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2014 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.18%. The Trustees also noted that the Investment Manager had reduced the Fund’s expense limitation in previous years. The Trustees took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the foregoing expense limitation and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

AMG FRONTIER SMALL CAP GROWTH FUND

FUND PERFORMANCE.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2014 was above, below, below and above, respectively, the median performance of the Peer Group and above, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund’s performance has ranked in the top quintile for the 1-year period. The Trustees noted the impact of the Fund’s underperformance from 2011 to 2013 on the Fund’s intermediate-term performance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

ADVISORY FEES.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2014 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

58

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

AMG TIMESSQUARE ALL CAP GROWTH FUND

FUND PERFORMANCE.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares for the 1-year and 3-year periods ended March 31, 2014 and the period from the Fund’s inception on July 30, 2010 through March 31, 2014 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance. The Trustees also noted that the Fund’s 3-year and since inception performance was impacted by underperformance in 2011. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY FEES.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2014 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.79%. The Board took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

AMG MANAGERS REAL ESTATE SECURITIES FUND

FUND PERFORMANCE.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2014 was above the median performance of the Peer Group and above, below, below and above, respectively, the performance of the Fund Benchmark, the Dow Jones U.S. Select REIT Index. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s recent strong performance compared to the Fund Benchmark and the Peer Group. The Trustees also noted that the Fund ranked in the top quintile relative to its Peer Group for the 1-year, 5-year and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY FEES.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2014 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 31, 2015, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.24% and noted that the Fund was operating below its expense cap as of March 31, 2014. The Trustees also noted that the Investment Manager reduced the Fund’s expense limitation from 1.29% to 1.24% in 2012. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and each Subadvisory Agreement: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the applicable Subadvisory Agreements; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 19-20, 2014, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements (as applicable) for each Fund.

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

www.amgfunds.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Edward J. Kaier and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Kaier and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2014	Fiscal 2013
AMG FQ Tax-Managed U.S. Equity Fund	$22,031	$14,074
AMG FQ U.S. Equity Fund	$21,503	$15,711
AMG FQ Global Alternatives Fund	$18,329	$17,231
AMG FQ Global Risk-Balanced Fund	$25,516	$16,548
AMG Frontier Small Cap Growth Fund	$22,095	$15,572
AMG Managers Emerging Opportunities Fund	$22,662	$17,213
AMG Managers Real Estate Securities Fund	$33,045	$13,082
AMG Managers Total Return Bond Fund	$103,620	$85,588
AMG TimesSquare All Cap Growth Fund	$25,058	$15,071

(b)	Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2014	Fiscal 2013
AMG FQ Tax-Managed U.S. Equity Fund	$6,985	$7,000
AMG FQ U.S. Equity Fund	$8,045	$8,000
AMG FQ Global Alternatives Fund	$10,720	$10,000
AMG FQ Global Risk-Balanced Fund	$10,720	$10,000
AMG Frontier Small Cap Growth Fund	$6,885	$7,000
AMG Managers Emerging Opportunities Fund	$8,045	$8,000
AMG Managers Real Estate Securities Fund	$8,960	$9,000
AMG Managers Total Return Bond Fund	$10,970	$10,000
AMG TimesSquare All Cap Growth Fund	$6,985	$7,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2014 and $0 for fiscal 2013, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f)	Not applicable.

(g) The aggregate fees billed by PwC in 2014 and 2013 for non-audit services rendered to the Funds and Fund Service Providers were $126,315 and $140,350, respectively. For the fiscal year ended October 31, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $48,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $64,350 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG Funds I

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Chief Operating Officer

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Chief Operating Officer

Date: January 7, 2015

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date: January 7, 2015